UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
March 31, 2022
Columbia Solutions Conservative Portfolio
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Solutions Conservative Portfolio (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Solutions Conservative Portfolio  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues consistent total returns by seeking to allocate risks across multiple asset classes.
Portfolio management
Joshua Kutin, CFA
Co-Portfolio Manager
Managed Fund since 2017
Alexander Wilkinson, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended March 31, 2022)
	Inception	1 Year	Life
Columbia Solutions Conservative Portfolio	10/24/17	-1.85	4.09
Bloomberg Global Aggregate Hedged USD Index		-3.92	2.12
Blended Benchmark		-0.78	4.57
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Bloomberg Global Aggregate Hedged USD Index is an unmanaged index that is comprised of several other Bloomberg indexes that measure fixed-income performance of regions around the world while hedging the currency back to the US dollar. Effective August 24, 2021, the Bloomberg Barclays Global Aggregate Hedged USD Index was re-branded as the Bloomberg Global Aggregate Hedged USD Index.
The Blended Benchmark consists of 25% MSCI ACWI with Developed Markets 100% Hedged to USD Index (Net) and 75% Bloomberg Global Aggregate Hedged USD Index. The MSCI ACWI with Developed Markets 100% Hedged to USD Index (Net) represents a close estimation of the performance that can be achieved by hedging the currency exposures of all developed market exposures of its parent index, the MSCI ACWI, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD of developed market currencies by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and 27 Emerging Markets (EM) countries.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI with Developed Markets 100% Hedged to USD Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Solutions Conservative Portfolio | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (October 24, 2017 — March 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Columbia Solutions Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the sale of Fund shares.
Portfolio breakdown (%) (at March 31, 2022)
Foreign Government Obligations	16.1
Money Market Funds	54.2
U.S. Treasury Obligations	29.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at March 31, 2022)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	147.9	(6.6)	141.3
Equity Derivative Contracts	29.6	—	29.6
Foreign Currency Derivative Contracts	0.7	(71.6)	(70.9)
Total Notional Market Value of Derivative Contracts	178.2	(78.2)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

4	Columbia Solutions Conservative Portfolio | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At March 31, 2022, approximately 99.91% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large  purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended March 31, 2022, Columbia Solutions Conservative Portfolio returned -1.85%. The Fund outperformed the Bloomberg Global Aggregate Hedged USD Index, which returned -3.92%, and underperformed its Blended Benchmark, which returned -0.78% for the same time period.
Market overview
While U.S. and international equity markets delivered positive results during the 12-month period, U.S. equities delivered much stronger returns, with the S&P 500 Index returning 15.65% and the MSCI EAFE Index (Net) returning 1.16%. Most of the upside came during the first half of the period, as the gradual, though globally uneven, re-opening of the world economy continued to boost sentiment, activity and stock prices.  Positive momentum – which also was driven to some degree by highly speculative behavior among retail investors – stalled somewhat midway through the period, triggered largely by more hawkish policy expectations from the U.S. Federal Reserve in June that weighed on cyclical parts of the market.  Concerns over the emergence of the Delta and Omicron COVID-19 variants added to market choppiness, as did worries over strained U.S.-China trade relations.  Problems in China’s property sector added to global equity market consternation, most notably symbolized by the credit crisis at Evergrande, a systemically important property developer in China with significant amounts of outstanding debt.  Additional headwinds included inflation, which reached almost 7% in the U.S. and caused a further hawkish turn as the Federal Reserve announced a plan to taper the pace of quantitative easing and signaled three interest rate hikes in 2022.  Central banks in other parts of the world tightened monetary policy as well, particularly in emerging markets. Of most significance, the invasion of Ukraine by Russia on February 24, 2022, roiled global markets and drove significant sell-offs. The conflict pressured the outlook for global growth and raised fresh concerns about supply chains, weighing heavily on investor sentiment. In addition, the resulting sanctions from the United States and other nations contributed to a spike in commodity prices by restricting the supply of oil and other raw materials. This development further weighed on the markets by fueling expectations that inflation, which was already accelerating, would rise to an even greater extent. As a result, investors began to factor in the possibility of very aggressive interest rate hikes by the U.S. Federal Reserve over the remainder of 2022.
The Fund experienced an increased turnover in portfolio securities as compared to the previous fiscal year. This increase was attributable to market conditions during the period.
The Fund’s notable detractors during the period
•	The Fund‘s overweight to emerging markets relative to the Blended Benchmark detracted from performance due to negative returns within that space.
•	The Fund had no exposure to foreign exchange markets, compared with the Blended Benchmark’s small allocation, which detracted from performance versus the Blended Benchmark during the year.
The Fund’s notable contributors during the period
•	An overweight to U.S. large-cap stocks relative to the Blended Benchmark provided the largest contribution to performance within the Fund’s equity allocation.
•	The Fund’s underweight to credit sensitive securities within fixed income provided a positive contribution relative to the Blended Benchmark.
Columbia Solutions Conservative Portfolio | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Derivatives usage
The Fund used derivative securities such as forward foreign currency exchange contracts, futures and swap contracts to gain exposure to the equity markets and to certain fixed-income sectors. Overall, these derivative positions generated positive results for the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole.  Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Short positions (where the underlying asset is not owned) can create unlimited risk. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Interest payments on inflation-protected securities may be more volatile than interest payments on ordinary bonds. In periods of deflation, these securities may provide no income. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the fund sells a holding, the greater the risk of loss or decline of value to the Fund. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. Like real estate, REITs are subject to illiquidity, valuation and financing complexities, taxes, default, bankruptcy and other economic, political or regulatory occurrences. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Solutions Conservative Portfolio | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2021 — March 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Solutions Conservative Portfolio	1,000.00	1,000.00	964.90	1,024.88	0.05	0.05	0.01
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Solutions Conservative Portfolio | Annual Report 2022	7

Portfolio of Investments
March 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Foreign Government Obligations(a),(b) 15.9%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Australia 0.4%
Australia Government Bond
05/21/2032	1.250%	AUD	65,000	42,028
Austria 1.9%
Republic of Austria Government Bond(c)
10/20/2026	0.750%	EUR	131,000	146,674
Republic of Austria Government Bond(c),(d)
02/20/2030	0.000%	EUR	57,000	59,187
Total				205,861
Belgium 1.2%
Kingdom of Belgium Government Bond(c)
06/22/2031	1.000%	EUR	57,000	63,749
03/28/2035	5.000%	EUR	42,000	68,031
Total				131,780
China 0.4%
China Government Bond
11/21/2029	3.130%	CNY	100,000	16,065
05/21/2030	2.680%	CNY	200,000	31,051
Total				47,116
France 1.8%
French Republic Government Bond OAT(c),(d)
11/25/2030	0.000%	EUR	68,000	69,919
11/25/2031	0.000%	EUR	39,000	39,457
French Republic Government Bond OAT(c)
05/25/2036	1.250%	EUR	50,000	56,101
05/25/2045	3.250%	EUR	20,000	30,633
Total				196,110
Italy 1.8%
Italy Buoni Poliennali Del Tesoro(c)
05/01/2031	6.000%	EUR	30,000	44,841
02/01/2037	4.000%	EUR	75,000	102,133
09/01/2046	3.250%	EUR	34,000	43,701
Total				190,675
Japan 3.6%
Japan Government 10-Year Bond
06/20/2031	0.100%	JPY	22,000,000	179,203
Japan Government 20-Year Bond
06/20/2041	0.400%	JPY	14,000,000	109,420
09/20/2041	0.500%	JPY	3,000,000	23,825
Foreign Government Obligations(a),(b) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Japan Government 30-Year Bond
06/20/2050	0.600%	JPY	2,000,000	15,207
06/20/2051	0.700%	JPY	8,000,000	62,376
Total				390,031
Netherlands 2.1%
Netherlands Government Bond(c)
07/15/2026	0.500%	EUR	110,000	122,401
Netherlands Government Bond(c),(d)
07/15/2031	0.000%	EUR	95,000	98,608
Total				221,009
Spain 2.7%
Spain Government Bond(c),(d)
01/31/2028	0.000%	EUR	74,000	77,521
Spain Government Bond(c)
04/30/2030	0.500%	EUR	90,000	94,721
07/30/2041	4.700%	EUR	25,000	41,096
Spain Government Bond
07/30/2032	5.750%	EUR	48,000	75,633
Total				288,971
Total Foreign Government Obligations (Cost $1,903,036)				1,713,581

U.S. Treasury Obligations 29.3%

U.S. Treasury
02/28/2027	1.875%		655,000	637,551
03/31/2028	1.250%		142,000	132,437
06/30/2028	1.250%		142,000	132,093
09/30/2028	1.250%		700,000	649,578
10/31/2028	1.375%		250,000	233,711
11/30/2028	1.500%		515,000	485,146
05/15/2029	2.375%		122,000	121,657
08/15/2029	1.625%		122,000	115,690
08/15/2030	0.625%		111,000	96,431
02/15/2031	1.125%		103,000	93,022
08/15/2031	1.250%		515,000	468,248
Total U.S. Treasury Obligations (Cost $3,380,350)				3,165,564
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Solutions Conservative Portfolio | Annual Report 2022

Portfolio of Investments  (continued)
March 31, 2022
Money Market Funds 53.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(e),(f)	5,769,934	5,767,626
Total Money Market Funds (Cost $5,768,853)		5,767,626
Total Investments in Securities (Cost: $11,052,239)		10,646,771
Other Assets & Liabilities, Net		166,772
Net Assets		10,813,543
At March 31, 2022, securities and/or cash totaling $163,450 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
31,000 CHF	33,283 USD	Citi	04/28/2022	—	(292)
266,000 CNY	41,608 USD	Citi	04/28/2022	—	(221)
1,260,000 EUR	1,388,948 USD	Citi	04/28/2022	—	(5,914)
72,000 HKD	9,202 USD	Citi	04/28/2022	8	—
18,978,000 IDR	1,322 USD	Citi	04/28/2022	—	—
109,000 SEK	11,560 USD	Citi	04/28/2022	—	(38)
637 USD	6,000 SEK	Citi	04/28/2022	2	—
64,749,000 IDR	4,516 USD	Goldman Sachs International	04/28/2022	7	—
67,000 NOK	7,628 USD	Goldman Sachs International	04/28/2022	20	—
58,675,034 JPY	486,978 USD	HSBC	04/28/2022	4,781	—
7,000 SGD	5,155 USD	HSBC	04/28/2022	—	(9)
19,062 USD	2,300,000 JPY	HSBC	04/28/2022	—	(161)
40,000 ZAR	2,683 USD	HSBC	04/28/2022	—	(46)
53,000 CNY	8,303 USD	Standard Chartered	04/28/2022	—	(32)
94,000 AUD	69,907 USD	UBS	04/28/2022	—	(454)
109,000 DKK	16,160 USD	UBS	04/28/2022	—	(62)
45,000 GBP	59,640 USD	UBS	04/28/2022	535	—
Total				5,353	(7,229)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bobl	1	06/2022	EUR	128,860	—	(4,871)
Euro-BTP	1	06/2022	EUR	138,310	—	(7,477)
Euro-Bund	1	06/2022	EUR	158,660	—	(8,607)
Euro-OAT	1	06/2022	EUR	151,510	—	(7,793)
Long Gilt	2	06/2022	GBP	242,460	—	(2,383)
MSCI EAFE Index	3	06/2022	USD	321,660	18,163	—
MSCI Emerging Markets Index	2	06/2022	USD	112,550	4,739	—
S&P 500 Index E-mini	2	06/2022	USD	453,075	28,285	—
U.S. Treasury 10-Year Note	5	06/2022	USD	614,375	—	(16,505)
U.S. Treasury 5-Year Note	17	06/2022	USD	1,949,688	—	(52,795)
Total					51,187	(100,431)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Short Term Euro-BTP	(1)	06/2022	EUR	(110,970)	1,378	—

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Solutions Conservative Portfolio | Annual Report 2022	9

Portfolio of Investments  (continued)
March 31, 2022
Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month SEK STIBOR	Fixed rate of 0.978%	Receives Quarterly, Pays Annually	Morgan Stanley	11/04/2031	SEK	700,000	5,673	—	—	5,673	—

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 38	Morgan Stanley	06/20/2027	5.000	Quarterly	3.727	USD	648,000	6,685	—	—	6,685	—
Markit CDX North America Investment Grade Index, Series 38	Morgan Stanley	06/20/2027	1.000	Quarterly	0.667	USD	266,000	526	—	—	526	—
Total								7,211	—	—	7,211	—

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
3-Month SEK STIBOR	Stockholm Interbank Offered Rate	(0.057%)
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Principal and interest may not be guaranteed by a governmental entity.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At March 31, 2022, the total value of these securities amounted to $1,158,773, which represents 10.72% of total net assets.
(d)	Zero coupon bond.
(e)	The rate shown is the seven-day current annualized yield at March 31, 2022.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.308%
	7,364,420	16,520,104	(18,115,565)	(1,333)	5,767,626	(585)	5,784	5,769,934
Currency Legend
AUD	Australian Dollar
CHF	Swiss Franc
CNY	China Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Solutions Conservative Portfolio | Annual Report 2022

Portfolio of Investments  (continued)
March 31, 2022
Currency Legend  (continued)
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Foreign Government Obligations	—	1,713,581	—	1,713,581
U.S. Treasury Obligations	3,165,564	—	—	3,165,564
Money Market Funds	5,767,626	—	—	5,767,626
Total Investments in Securities	8,933,190	1,713,581	—	10,646,771
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	5,353	—	5,353
Futures Contracts	52,565	—	—	52,565
Swap Contracts	—	12,884	—	12,884
Liability
Forward Foreign Currency Exchange Contracts	—	(7,229)	—	(7,229)
Futures Contracts	(100,431)	—	—	(100,431)
Total	8,885,324	1,724,589	—	10,609,913
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Solutions Conservative Portfolio | Annual Report 2022	11

Portfolio of Investments  (continued)
March 31, 2022
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Solutions Conservative Portfolio | Annual Report 2022

Statement of Assets and Liabilities
March 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,283,386)	$4,879,145
Affiliated issuers (cost $5,768,853)	5,767,626
Foreign currency (cost $18,987)	18,976
Margin deposits on:
Futures contracts	98,140
Swap contracts	65,310
Unrealized appreciation on forward foreign currency exchange contracts	5,353
Receivable for:
Capital shares sold	10,100
Dividends	1,123
Interest	15,585
Foreign tax reclaims	1,286
Variation margin for futures contracts	10,154
Expense reimbursement due from Investment Manager	233
Prepaid expenses	919
Trustees’ deferred compensation plan	19,646
Total assets	10,893,596
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	7,229
Payable for:
Variation margin for futures contracts	14,786
Variation margin for swap contracts	1,156
Compensation of board members	7,643
Audit fees	19,750
Custodian fees	7,113
Other expenses	2,730
Trustees’ deferred compensation plan	19,646
Total liabilities	80,053
Net assets applicable to outstanding capital stock	$10,813,543
Represented by
Paid in capital	11,479,061
Total distributable earnings (loss)	(665,518)
Total - representing net assets applicable to outstanding capital stock	$10,813,543
Shares outstanding	1,119,021
Net asset value per share	9.66
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Solutions Conservative Portfolio | Annual Report 2022	13

Statement of Operations
Year Ended March 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$5,784
Interest	58,019
Foreign taxes withheld	(230)
Total income	63,573
Expenses:
Compensation of board members	14,338
Custodian fees	28,388
Printing and postage fees	6,514
Audit fees	40,700
Legal fees	10,962
Interest on collateral	342
Compensation of chief compliance officer	4
Other	4,284
Total expenses	105,532
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(103,885)
Total net expenses	1,647
Net investment income	61,926
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(177,177)
Investments — affiliated issuers	(585)
Foreign currency translations	(578)
Forward foreign currency exchange contracts	162,634
Futures contracts	48,581
Swap contracts	25,885
Net realized gain	58,760
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(335,172)
Investments — affiliated issuers	(1,333)
Foreign currency translations	(289)
Forward foreign currency exchange contracts	(13,754)
Futures contracts	21,548
Swap contracts	3,955
Net change in unrealized appreciation (depreciation)	(325,045)
Net realized and unrealized loss	(266,285)
Net decrease in net assets resulting from operations	$(204,359)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Solutions Conservative Portfolio | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations
Net investment income	$61,926	$75,836
Net realized gain	58,760	981,087
Net change in unrealized appreciation (depreciation)	(325,045)	(280,081)
Net increase (decrease) in net assets resulting from operations	(204,359)	776,842
Distributions to shareholders
Net investment income and net realized gains	(790,929)	(502,023)
Total distributions to shareholders	(790,929)	(502,023)
Increase in net assets from capital stock activity	692,404	1,485,173
Total increase (decrease) in net assets	(302,884)	1,759,992
Net assets at beginning of year	11,116,427	9,356,435
Net assets at end of year	$10,813,543	$11,116,427

	Year Ended		Year Ended
	March 31, 2022		March 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	198,052	2,113,253	777,079	8,286,367
Distributions reinvested	77,705	790,260	47,269	501,522
Redemptions	(216,468)	(2,211,109)	(686,336)	(7,302,716)
Total net increase	59,289	692,404	138,012	1,485,173
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Solutions Conservative Portfolio | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended March 31,
	2022	2021	2020	2019	2018 (a)
Per share data
Net asset value, beginning of period	$10.49	$10.15	$10.24	$10.05	$10.00
Income from investment operations:
Net investment income	0.05	0.08	0.21	0.21	0.06
Net realized and unrealized gain (loss)	(0.21)	0.76	0.34	0.36	0.03
Total from investment operations	(0.16)	0.84	0.55	0.57	0.09
Less distributions to shareholders from:
Net investment income	(0.11)	(0.11)	(0.26)	(0.30)	(0.03)
Net realized gains	(0.56)	(0.39)	(0.38)	(0.08)	(0.01)
Total distributions to shareholders	(0.67)	(0.50)	(0.64)	(0.38)	(0.04)
Net asset value, end of period	$9.66	$10.49	$10.15	$10.24	$10.05
Total return	(1.85%)	8.23%	5.26%	5.85%	0.90%
Ratios to average net assets
Total gross expenses(b)	0.87%(c)	0.90%	1.01%	1.44%	0.95%(d)
Total net expenses(b),(e)	0.01%(c)	0.01%	0.01%	0.01%	0.01%(d)
Net investment income	0.51%	0.73%	1.98%	2.11%	1.45%(d)
Supplemental data
Portfolio turnover	233%	66%	218%	141%	30%
Net assets, end of period (in thousands)	$10,814	$11,116	$9,356	$8,363	$7,938

Notes to Financial Highlights
(a)	The Fund commenced operations on October 24, 2017. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Annualized.
(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Solutions Conservative Portfolio | Annual Report 2022

Notes to Financial Statements
March 31, 2022
Note 1. Organization
Columbia Solutions Conservative Portfolio (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is sold only to other Columbia Funds and certain collective investment trusts managed by Columbia Management Investment Advisers, LLC.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Columbia Solutions Conservative Portfolio | Annual Report 2022	17

Notes to Financial Statements  (continued)
March 31, 2022
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
18	Columbia Solutions Conservative Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, to recover an underweight country exposure in its portfolio and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears
Columbia Solutions Conservative Portfolio | Annual Report 2022	19

Notes to Financial Statements  (continued)
March 31, 2022
risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
20	Columbia Solutions Conservative Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings.  These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Solutions Conservative Portfolio | Annual Report 2022	21

Notes to Financial Statements  (continued)
March 31, 2022
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at March 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	7,211*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	51,187*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	5,353
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,378*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	5,673*
Total		70,802

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	7,229
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	100,431*
Total		107,660

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended March 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	25,909	25,909
Equity risk	—	161,663	—	161,663
Foreign exchange risk	162,634	—	—	162,634
Interest rate risk	—	(113,082)	(24)	(113,106)
Total	162,634	48,581	25,885	237,100

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(1,718)	(1,718)
Equity risk	—	44,948	—	44,948
Foreign exchange risk	(13,754)	—	—	(13,754)
Interest rate risk	—	(23,400)	5,673	(17,727)
Total	(13,754)	21,548	3,955	11,749
22	Columbia Solutions Conservative Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
The following table is a summary of the average outstanding volume by derivative instrument for the year ended March 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	6,231,620
Futures contracts — short	129,301
Credit default swap contracts — sell protection	1,894,750

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	30,731*	(9,099)*
Interest rate swap contracts	569**	(133)**

*	Based on the ending quarterly outstanding amounts for the year ended March 31, 2022.
**	Based on the ending daily outstanding amounts for the year ended March 31, 2022.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of March 31, 2022:
	Citi ($)	Goldman Sachs International ($)	HSBC ($)	Morgan Stanley ($)	Standard Chartered ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	10	27	4,781	-	-	535	5,353
Liabilities
Centrally cleared credit default swap contracts (a)	-	-	-	178	-	-	178
Centrally cleared interest rate swap contracts (a)	-	-	-	978	-	-	978
Forward foreign currency exchange contracts	6,465	-	216	-	32	516	7,229
Total liabilities	6,465	-	216	1,156	32	516	8,385
Total financial and derivative net assets	(6,455)	27	4,565	(1,156)	(32)	19	(3,032)
Total collateral received (pledged) (b)	-	-	-	(1,156)	-	-	(1,156)
Net amount (c)	(6,455)	27	4,565	-	(32)	19	(1,876)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Columbia Solutions Conservative Portfolio | Annual Report 2022	23

Notes to Financial Statements  (continued)
March 31, 2022
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, subject to the policies set by the Board of Trustees, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Fund does not pay a management fee for the investment advisory or administrative services provided to the Fund, but it may pay taxes, brokerage commissions and nonadvisory expenses.
24	Columbia Solutions Conservative Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund does not pay an annual fee to the Transfer Agent.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2031, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the underlying funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.01% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Prior to August 1, 2021, expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds) were excluded from the waivers/and or expense reimbursement arrangements. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Solutions Conservative Portfolio | Annual Report 2022	25

Notes to Financial Statements  (continued)
March 31, 2022
At March 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, post-October capital losses, swap investments, principal and/or interest of fixed income securities, distribution reclassifications, foreign capital gains tax and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
144,763	(144,763)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended March 31, 2022			Year Ended March 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
414,368	376,561	790,929	323,735	178,288	502,023
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
52,796	—	—	(408,642)
At March 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
11,018,555	4,242	(412,884)	(408,642)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on April 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
—	309,444
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
26	Columbia Solutions Conservative Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $12,173,804 and $10,095,177, respectively, for the year ended March 31, 2022, of which $8,482,166 and $7,093,349, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended March 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended March 31, 2022.
Columbia Solutions Conservative Portfolio | Annual Report 2022	27

Notes to Financial Statements  (continued)
March 31, 2022
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian
28	Columbia Solutions Conservative Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At March 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Solutions Conservative Portfolio | Annual Report 2022	29

Notes to Financial Statements  (continued)
March 31, 2022
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Solutions Conservative Portfolio | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Solutions Conservative Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Solutions Conservative Portfolio (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended March 31, 2022 and for the period October 24, 2017 (commencement of operations) through March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the four years in the period ended March 31, 2022 and for the period October 24, 2017 (commencement of operations) through March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 23, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Solutions Conservative Portfolio | Annual Report 2022	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Capital gain dividend
$162,919
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Solutions Conservative Portfolio | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Solutions Conservative Portfolio | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
34	Columbia Solutions Conservative Portfolio | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Solutions Conservative Portfolio | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Solutions Conservative Portfolio | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Solutions Conservative Portfolio | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Solutions Conservative Portfolio | Annual Report 2022

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Columbia Solutions Conservative Portfolio
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus, which contains this and other important information about the Fund, go to columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN315_03_M01_(05/22)

Annual Report
March 31, 2022
Columbia Solutions Aggressive Portfolio
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Solutions Aggressive Portfolio (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Solutions Aggressive Portfolio  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues consistent total returns by seeking to allocate risks across multiple asset classes.
Portfolio management
Joshua Kutin, CFA
Co-Portfolio Manager
Managed Fund since 2017
Alexander Wilkinson, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended March 31, 2022)
	Inception	1 Year	Life
Columbia Solutions Aggressive Portfolio	10/24/17	4.47	11.94
MSCI ACWI with Developed Markets 100% Hedged to USD Index (Net)		8.79	11.27
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The MSCI ACWI with Developed Markets 100% Hedged to USD Index (Net) represents a close estimation of the performance that can be achieved by hedging the currency exposures of all developed market exposures of its parent index, the MSCI ACWI, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD of developed market currencies by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and 27 Emerging Markets (EM) countries.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI with Developed Markets 100% Hedged to USD Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Solutions Aggressive Portfolio | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (October 24, 2017 — March 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Columbia Solutions Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the sale of Fund shares.
Portfolio breakdown (%) (at March 31, 2022)
Foreign Government Obligations	29.8
Money Market Funds	22.6
U.S. Treasury Obligations	47.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at March 31, 2022)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	120.6	(3.2)	117.4
Equity Derivative Contracts	89.5	-	89.5
Foreign Currency Derivative Contracts	-	(106.9)	(106.9)
Total Notional Market Value of Derivative Contracts	210.1	(110.1)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

4	Columbia Solutions Aggressive Portfolio | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At March 31, 2022, approximately 99.89% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large  purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended March 31, 2022, Columbia Solutions Aggressive Portfolio returned 4.47%. The Fund underperformed its benchmark, the MSCI ACWI with Developed Markets 100% Hedged to USD Index (Net), which returned 8.79% for the same time period.
Market overview
While U.S. and international equity markets delivered positive results during the 12-month period, U.S. equities delivered much stronger returns, with the S&P 500 Index returning 15.65% and the MSCI EAFE Index (Net) returning 1.16%. Most of the upside came during the first half of the period, as the gradual, though globally uneven, re-opening of the world economy continued to boost sentiment, activity and stock prices.  Positive momentum – which also was driven to some degree by highly speculative behavior among retail investors – stalled somewhat midway through the period, triggered largely by more hawkish policy expectations from the U.S. Federal Reserve in June that weighed on cyclical parts of the market.  Concerns over the emergence of the Delta and Omicron COVID-19 variants added to market choppiness, as did worries over strained U.S.-China trade relations.  Problems in China’s property sector added to global equity market consternation, most notably symbolized by the credit crisis at Evergrande, a systemically important property developer in China with significant amounts of outstanding debt.  Additional headwinds included inflation, which reached almost 7% in the U.S. and caused a further hawkish turn as the Federal Reserve announced a plan to taper the pace of quantitative easing and signaled three interest rate hikes in 2022.  Central banks in other parts of the world tightened monetary policy as well, particularly in emerging markets. Of most significance, the invasion of Ukraine by Russia on February 24, 2022, roiled global markets and drove significant sell-offs. The conflict pressured the outlook for global growth and raised fresh concerns about supply chains, weighing heavily on investor sentiment. In addition, the resulting sanctions from the United States and other nations contributed to a spike in commodity prices by restricting the supply of oil and other raw materials. This development further weighed on the markets by fueling expectations that inflation, which was already accelerating, would rise to an even greater extent. As a result, investors began to factor in the possibility of very aggressive interest rate hikes by the U.S. Federal Reserve over the remainder of 2022.
The Fund experienced an increased turnover in portfolio securities as compared to the previous fiscal year. This increase is attributable to market conditions during the period.
The Fund’s notable detractors during the period
•	The Fund’s allocation to interest rate sensitive securities was the largest performance detractor relative to its benchmark which had no exposure to these securities during the period.
•	The Fund’s foreign currency hedging position detracted from performance relative to the benchmark during the period.
The Fund’s notable contributors during the period
•	The Fund benefited from positive contributions from an overweight to U.S. small-cap equities and underweights to both U.S. large-cap equities and international developed equities relative to its benchmark.
•	The Fund’s allocation to credit spreads contributed to outperformance against its benchmark, which had no exposure to credit spreads during the period.
Derivatives usage
The Fund used derivative securities such as forward foreign currency exchange contracts, futures and swap contracts to gain exposure to the equity markets and to certain fixed-income sectors. Overall, these derivative positions generated positive results for the period.
Columbia Solutions Aggressive Portfolio | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole.  Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Short positions (where the underlying asset is not owned) can create unlimited risk. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Interest payments on inflation-protected securities may be more volatile than interest payments on ordinary bonds. In periods of deflation, these securities may provide no income. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the fund sells a holding, the greater the risk of loss or decline of value to the Fund. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. Like real estate, REITs are subject to illiquidity, valuation and financing complexities, taxes, default, bankruptcy and other economic, political or regulatory occurrences. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Solutions Aggressive Portfolio | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2021 — March 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Solutions Aggressive Portfolio	1,000.00	1,000.00	987.40	1,024.88	0.05	0.05	0.01
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Solutions Aggressive Portfolio | Annual Report 2022	7

Portfolio of Investments
March 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Foreign Government Obligations(a),(b) 28.9%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Australia 0.5%
Australia Government Bond
05/21/2032	1.250%	AUD	65,000	42,028
Austria 4.4%
Republic of Austria Government Bond(c)
10/20/2026	0.750%	EUR	215,000	240,725
05/23/2034	2.400%	EUR	32,000	41,060
Republic of Austria Government Bond(c),(d)
02/20/2030	0.000%	EUR	84,000	87,223
Total				369,008
Belgium 3.1%
Kingdom of Belgium Government Bond(c)
06/22/2031	1.000%	EUR	113,000	126,380
04/22/2033	1.250%	EUR	38,000	43,353
03/28/2035	5.000%	EUR	54,000	87,468
Total				257,201
China 0.9%
China Government Bond
11/21/2029	3.130%	CNY	250,000	40,162
05/21/2030	2.680%	CNY	200,000	31,051
Total				71,213
France 4.6%
French Republic Government Bond OAT(c)
10/25/2027	2.750%	EUR	84,000	103,989
05/25/2036	1.250%	EUR	69,000	77,419
French Republic Government Bond OAT(c),(d)
11/25/2030	0.000%	EUR	122,000	125,443
11/25/2031	0.000%	EUR	80,000	80,937
Total				387,788
Italy 1.5%
Italy Buoni Poliennali Del Tesoro(c)
02/01/2037	4.000%	EUR	51,000	69,451
09/01/2046	3.250%	EUR	42,000	53,983
Total				123,434
Japan 5.6%
Japan Government 10-Year Bond
06/20/2031	0.100%	JPY	15,000,000	122,184
Japan Government 20-Year Bond
06/20/2041	0.400%	JPY	8,000,000	62,526
09/20/2041	0.500%	JPY	10,500,000	83,389
Foreign Government Obligations(a),(b) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Japan Government 30-Year Bond
06/20/2050	0.600%	JPY	6,300,000	47,900
06/20/2051	0.700%	JPY	6,600,000	51,461
09/20/2051	0.700%	JPY	5,600,000	43,691
12/20/2051	0.700%	JPY	7,000,000	54,640
Total				465,791
Netherlands 3.2%
Netherlands Government Bond(c)
07/15/2026	0.500%	EUR	183,000	203,631
Netherlands Government Bond(c),(d)
07/15/2031	0.000%	EUR	64,000	66,431
Total				270,062
Spain 4.6%
Spain Government Bond(c),(d)
01/31/2028	0.000%	EUR	155,000	162,376
Spain Government Bond(c)
04/30/2029	1.450%	EUR	46,000	52,320
04/30/2030	0.500%	EUR	66,000	69,462
07/30/2035	1.850%	EUR	66,000	75,408
07/30/2041	4.700%	EUR	15,000	24,657
Total				384,223
United Kingdom 0.5%
United Kingdom Gilt(c)
10/22/2028	1.625%	GBP	34,000	45,232
Total Foreign Government Obligations (Cost $2,631,106)				2,415,980

U.S. Treasury Obligations 46.1%

U.S. Treasury
10/31/2026	1.125%		235,000	221,047
02/28/2027	1.875%		675,000	657,018
03/31/2028	1.250%		251,000	234,097
06/30/2028	1.250%		243,000	226,047
09/30/2028	1.250%		750,000	695,977
10/31/2028	1.375%		540,000	504,816
11/30/2028	1.500%		175,000	164,855
05/15/2029	2.375%		128,000	127,640
08/15/2029	1.625%		129,000	122,328
02/15/2030	1.500%		123,000	115,312
08/15/2030	0.625%		196,000	170,275
02/15/2031	1.125%		132,000	119,212
08/15/2031	1.250%		550,000	500,070
Total U.S. Treasury Obligations (Cost $4,116,903)				3,858,694
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Solutions Aggressive Portfolio | Annual Report 2022

Portfolio of Investments  (continued)
March 31, 2022
Money Market Funds 22.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(e),(f)	1,837,602	1,836,867
Total Money Market Funds (Cost $1,837,053)		1,836,867
Total Investments in Securities (Cost: $8,585,062)		8,111,541
Other Assets & Liabilities, Net		251,224
Net Assets		8,362,765
At March 31, 2022, securities and/or cash totaling $246,821 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
61,000 CHF	65,492 USD	Citi	04/28/2022	—	(575)
256,000 CNY	40,044 USD	Citi	04/28/2022	—	(213)
1,877,043 EUR	2,069,140 USD	Citi	04/28/2022	—	(8,811)
143,000 HKD	18,275 USD	Citi	04/28/2022	16	—
111,992,000 IDR	7,802 USD	Citi	04/28/2022	2	—
251,000 SEK	26,620 USD	Citi	04/28/2022	—	(87)
42,000 NOK	4,782 USD	Goldman Sachs International	04/28/2022	12	—
74,024,000 JPY	614,368 USD	HSBC	04/28/2022	6,032	—
10,000 SGD	7,365 USD	HSBC	04/28/2022	—	(13)
61,000 ZAR	4,091 USD	HSBC	04/28/2022	—	(71)
216,000 CNY	33,837 USD	Standard Chartered	04/28/2022	—	(129)
133,000 AUD	98,910 USD	UBS	04/28/2022	—	(642)
110,000 DKK	16,308 USD	UBS	04/28/2022	—	(62)
119,000 GBP	157,715 USD	UBS	04/28/2022	1,414	—
Total				7,476	(10,603)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bobl	2	06/2022	EUR	257,720	—	(9,742)
Euro-BTP	2	06/2022	EUR	276,620	—	(14,954)
Euro-Bund	1	06/2022	EUR	158,660	—	(8,607)
Euro-OAT	1	06/2022	EUR	151,510	—	(7,793)
Long Gilt	2	06/2022	GBP	242,460	—	(2,383)
MSCI EAFE Index	6	06/2022	USD	643,320	36,326	—
MSCI Emerging Markets Index	6	06/2022	USD	337,650	14,216	—
Russell 2000 Index E-mini	3	06/2022	USD	309,960	8,915	—
S&P 500 Index E-mini	6	06/2022	USD	1,359,225	84,855	—
Short Term Euro-BTP	1	06/2022	EUR	110,970	—	(1,403)
U.S. Treasury 5-Year Note	13	06/2022	USD	1,490,938	—	(38,804)
Total					144,312	(83,686)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month SEK STIBOR	Fixed rate of 0.978%	Receives Quarterly, Pays Annually	Morgan Stanley	11/04/2031	SEK	900,000	7,293	—	—	7,293	—

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Solutions Aggressive Portfolio | Annual Report 2022	9

Portfolio of Investments  (continued)
March 31, 2022
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 38	Morgan Stanley	06/20/2027	5.000	Quarterly	3.727	USD	498,000	5,138	—	—	5,138	—
Markit CDX North America Investment Grade Index, Series 38	Morgan Stanley	06/20/2027	1.000	Quarterly	0.667	USD	205,000	406	—	—	406	—
Total								5,544	—	—	5,544	—

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
3-Month SEK STIBOR	Stockholm Interbank Offered Rate	(0.057%)
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Principal and interest may not be guaranteed by a governmental entity.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At March 31, 2022, the total value of these securities amounted to $1,836,948, which represents 21.97% of total net assets.
(d)	Zero coupon bond.
(e)	The rate shown is the seven-day current annualized yield at March 31, 2022.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.308%
	3,521,256	24,360,713	(26,044,704)	(398)	1,836,867	(361)	2,456	1,837,602
Currency Legend
AUD	Australian Dollar
CHF	Swiss Franc
CNY	China Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Solutions Aggressive Portfolio | Annual Report 2022

Portfolio of Investments  (continued)
March 31, 2022
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Foreign Government Obligations	—	2,415,980	—	2,415,980
U.S. Treasury Obligations	3,858,694	—	—	3,858,694
Money Market Funds	1,836,867	—	—	1,836,867
Total Investments in Securities	5,695,561	2,415,980	—	8,111,541
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	7,476	—	7,476
Futures Contracts	144,312	—	—	144,312
Swap Contracts	—	12,837	—	12,837
Liability
Forward Foreign Currency Exchange Contracts	—	(10,603)	—	(10,603)
Futures Contracts	(83,686)	—	—	(83,686)
Total	5,756,187	2,425,690	—	8,181,877
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Solutions Aggressive Portfolio | Annual Report 2022	11

Statement of Assets and Liabilities
March 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,748,009)	$6,274,674
Affiliated issuers (cost $1,837,053)	1,836,867
Foreign currency (cost $21,340)	21,309
Margin deposits on:
Futures contracts	195,190
Swap contracts	51,631
Unrealized appreciation on forward foreign currency exchange contracts	7,476
Receivable for:
Capital shares sold	33,000
Dividends	322
Interest	19,552
Foreign tax reclaims	1,128
Variation margin for futures contracts	10,720
Expense reimbursement due from Investment Manager	249
Prepaid expenses	895
Trustees’ deferred compensation plan	19,602
Total assets	8,472,615
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	10,603
Payable for:
Variation margin for futures contracts	40,657
Variation margin for swap contracts	1,395
Compensation of board members	7,631
Audit fees	19,750
Custodian fees	7,488
Other expenses	2,724
Trustees’ deferred compensation plan	19,602
Total liabilities	109,850
Net assets applicable to outstanding capital stock	$8,362,765
Represented by
Paid in capital	8,981,230
Total distributable earnings (loss)	(618,465)
Total - representing net assets applicable to outstanding capital stock	$8,362,765
Shares outstanding	881,294
Net asset value per share	9.49
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Solutions Aggressive Portfolio | Annual Report 2022

Statement of Operations
Year Ended March 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$2,456
Interest	80,920
Foreign taxes withheld	(220)
Total income	83,156
Expenses:
Compensation of board members	14,317
Custodian fees	29,299
Printing and postage fees	6,515
Audit fees	39,500
Legal fees	10,944
Interest on collateral	308
Interest on interfund lending	10
Compensation of chief compliance officer	4
Other	4,165
Total expenses	105,062
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(103,713)
Total net expenses	1,349
Net investment income	81,807
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(185,983)
Investments — affiliated issuers	(361)
Foreign currency translations	(1,014)
Forward foreign currency exchange contracts	271,287
Futures contracts	699,712
Swap contracts	20,137
Net realized gain	803,778
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(464,212)
Investments — affiliated issuers	(398)
Foreign currency translations	(448)
Forward foreign currency exchange contracts	(34,000)
Futures contracts	129,485
Swap contracts	6,494
Net change in unrealized appreciation (depreciation)	(363,079)
Net realized and unrealized gain	440,699
Net increase in net assets resulting from operations	$522,506
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Solutions Aggressive Portfolio | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations
Net investment income	$81,807	$81,806
Net realized gain	803,778	2,589,349
Net change in unrealized appreciation (depreciation)	(363,079)	(251,183)
Net increase in net assets resulting from operations	522,506	2,419,972
Distributions to shareholders
Net investment income and net realized gains	(2,705,913)	(612,404)
Total distributions to shareholders	(2,705,913)	(612,404)
Increase (decrease) in net assets from capital stock activity	2,252,302	(181,819)
Total increase in net assets	68,895	1,625,749
Net assets at beginning of year	8,293,870	6,668,121
Net assets at end of year	$8,362,765	$8,293,870

	Year Ended		Year Ended
	March 31, 2022		March 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	342,226	4,154,573	215,448	2,433,485
Distributions reinvested	265,739	2,702,570	52,849	611,460
Redemptions	(414,072)	(4,604,841)	(278,025)	(3,226,764)
Total net increase (decrease)	193,893	2,252,302	(9,728)	(181,819)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Solutions Aggressive Portfolio | Annual Report 2022

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended March 31,
	2022	2021	2020	2019	2018 (a)
Per share data
Net asset value, beginning of period	$12.07	$9.57	$10.12	$10.07	$10.00
Income from investment operations:
Net investment income	0.10	0.11	0.21	0.21	0.07
Net realized and unrealized gain	0.66	3.33	0.45	0.50	0.08
Total from investment operations	0.76	3.44	0.66	0.71	0.15
Less distributions to shareholders from:
Net investment income	(0.11)	(0.21)	(0.35)	(0.51)	—
Net realized gains	(3.23)	(0.73)	(0.86)	(0.15)	(0.08)
Total distributions to shareholders	(3.34)	(0.94)	(1.21)	(0.66)	(0.08)
Net asset value, end of period	$9.49	$12.07	$9.57	$10.12	$10.07
Total return	4.47%	36.42%	5.44%	8.05%	1.53%
Ratios to average net assets
Total gross expenses(b)	1.02%(c),(d)	1.19%	1.33%	1.78%	1.10%(e)
Total net expenses(b),(f)	0.01%(c),(d)	0.01%	0.01%	0.01%	0.01%(e)
Net investment income	0.79%	1.04%	2.01%	2.08%	1.49%(e)
Supplemental data
Portfolio turnover	204%	54%	184%	149%	24%
Net assets, end of period (in thousands)	$8,363	$8,294	$6,668	$6,434	$6,557

Notes to Financial Highlights
(a)	The Fund commenced operations on October 24, 2017. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Annualized.
(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Solutions Aggressive Portfolio | Annual Report 2022	15

Notes to Financial Statements
March 31, 2022
Note 1. Organization
Columbia Solutions Aggressive Portfolio (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is sold only to other Columbia Funds and certain collective investment trusts managed by Columbia Management Investment Advisers, LLC.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
16	Columbia Solutions Aggressive Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
Columbia Solutions Aggressive Portfolio | Annual Report 2022	17

Notes to Financial Statements  (continued)
March 31, 2022
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears
18	Columbia Solutions Aggressive Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Columbia Solutions Aggressive Portfolio | Annual Report 2022	19

Notes to Financial Statements  (continued)
March 31, 2022
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
20	Columbia Solutions Aggressive Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at March 31, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	5,544*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	144,312*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	7,476
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	7,293*
Total		164,625

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	10,603
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	83,686*
Total		94,289

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended March 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	20,168	20,168
Equity risk	—	763,375	—	763,375
Foreign exchange risk	271,287	—	—	271,287
Interest rate risk	—	(63,663)	(31)	(63,694)
Total	271,287	699,712	20,137	991,136

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(799)	(799)
Equity risk	—	165,570	—	165,570
Foreign exchange risk	(34,000)	—	—	(34,000)
Interest rate risk	—	(36,085)	7,293	(28,792)
Total	(34,000)	129,485	6,494	101,979
Columbia Solutions Aggressive Portfolio | Annual Report 2022	21

Notes to Financial Statements  (continued)
March 31, 2022
The following table is a summary of the average outstanding volume by derivative instrument for the year ended March 31, 2022:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	10,550,497*
Futures contracts — short	60,492**
Credit default swap contracts — sell protection	1,639,000*

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	61,305*	(14,971)*
Interest rate swap contracts	732**	(171)**

*	Based on the ending quarterly outstanding amounts for the year ended March 31, 2022.
**	Based on the ending daily outstanding amounts for the year ended March 31, 2022.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of March 31, 2022:
	Citi ($)	Goldman Sachs International ($)	HSBC ($)	Morgan Stanley ($)	Standard Chartered ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	18	12	6,032	-	-	1,414	7,476
Liabilities
Centrally cleared credit default swap contracts (a)	-	-	-	137	-	-	137
Centrally cleared interest rate swap contracts (a)	-	-	-	1,258	-	-	1,258
Forward foreign currency exchange contracts	9,686	-	84	-	129	704	10,603
Total liabilities	9,686	-	84	1,395	129	704	11,998
Total financial and derivative net assets	(9,668)	12	5,948	(1,395)	(129)	710	(4,522)
Total collateral received (pledged) (b)	-	-	-	(1,395)	-	-	(1,395)
Net amount (c)	(9,668)	12	5,948	-	(129)	710	(3,127)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
22	Columbia Solutions Aggressive Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, subject to the policies set by the Board of Trustees, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Fund does not pay a management fee for the investment advisory or administrative services provided to the Fund, but it may pay taxes, brokerage commissions and nonadvisory expenses.
Columbia Solutions Aggressive Portfolio | Annual Report 2022	23

Notes to Financial Statements  (continued)
March 31, 2022
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund does not pay an annual fee to the Transfer Agent.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2031, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.01% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
24	Columbia Solutions Aggressive Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
At March 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, post-October capital losses, swap investments, principal and/or interest of fixed income securities, distribution reclassifications, foreign capital gains tax and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
232,209	(232,209)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended March 31, 2022			Year Ended March 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
1,209,885	1,496,028	2,705,913	353,787	258,617	612,404
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
115,975	—	—	(498,902)
At March 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
8,680,779	6,117	(505,019)	(498,902)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on April 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
—	235,305
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Solutions Aggressive Portfolio | Annual Report 2022	25

Notes to Financial Statements  (continued)
March 31, 2022
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $15,083,115 and $12,203,661, respectively, for the year ended March 31, 2022, of which $10,201,019 and $8,416,655, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended March 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	200,000	0.61	3
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at March 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
26	Columbia Solutions Aggressive Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
The Fund had no borrowings during the year ended March 31, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private and public sectors’ debt problems of a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of
Columbia Solutions Aggressive Portfolio | Annual Report 2022	27

Notes to Financial Statements  (continued)
March 31, 2022
Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present
28	Columbia Solutions Aggressive Portfolio | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At March 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Solutions Aggressive Portfolio | Annual Report 2022	29

Notes to Financial Statements  (continued)
March 31, 2022
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Solutions Aggressive Portfolio | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Solutions Aggressive Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Solutions Aggressive Portfolio (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended March 31, 2022 and for the period October 24, 2017 (commencement of operations) through March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the four years in the period ended March 31, 2022 and for the period October 24, 2017 (commencement of operations) through March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 23, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Solutions Aggressive Portfolio | Annual Report 2022	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Capital gain dividend
$564,393
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Solutions Aggressive Portfolio | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Solutions Aggressive Portfolio | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
34	Columbia Solutions Aggressive Portfolio | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Solutions Aggressive Portfolio | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Solutions Aggressive Portfolio | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Solutions Aggressive Portfolio | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Solutions Aggressive Portfolio | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Solutions Aggressive Portfolio
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus, which contains this and other important information about the Fund, go to columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN296_03_M01_(05/22)

Annual Report
March 31, 2022
Columbia Adaptive Retirement Funds
Columbia Adaptive Retirement 2020 Fund
Columbia Adaptive Retirement 2025 Fund
Columbia Adaptive Retirement 2030 Fund
Columbia Adaptive Retirement 2035 Fund
Columbia Adaptive Retirement 2040 Fund
Columbia Adaptive Retirement 2045 Fund
Columbia Adaptive Retirement 2050 Fund
Columbia Adaptive Retirement 2055 Fund
Columbia Adaptive Retirement 2060 Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Adaptive Retirement Funds  |  Annual Report 2022

Fund at a Glance
Columbia Adaptive Retirement 2020 Fund (Unaudited)
Investment objective
Columbia Adaptive Retirement 2020 Fund (the Fund) seeks capital appreciation and current income.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2017
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended March 31, 2022)
	Inception	1 Year	Life
Advisor Class	10/24/17	1.01	4.92
Institutional 3 Class	10/24/17	1.04	4.92
Dow Jones Target 2020 Index		-2.80	3.49
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Dow Jones Target 2020 Index is designed to measure total portfolios of stocks, bonds, and cash that automatically adjust over time to reduce potential risk as an investor’s target maturity date approaches.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Adaptive Retirement Funds | Annual Report 2022	3

Fund at a Glance   (continued)
Columbia Adaptive Retirement 2020 Fund (Unaudited)
Performance of a hypothetical $10,000 investment (October 24, 2017 — March 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of Columbia Adaptive Retirement 2020 Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2022)
Alternative Strategies Funds	2.0
Exchange-Traded Fixed Income Funds	7.8
Money Market Funds	11.2
Multi-Asset/Tactical Strategies Funds	79.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Adaptive Retirement Funds | Annual Report 2022

Fund at a Glance
Columbia Adaptive Retirement 2025 Fund (Unaudited)
Investment objective
Columbia Adaptive Retirement 2025 Fund (the Fund) seeks capital appreciation and current income.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2018
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended March 31, 2022)
	Inception	1 Year	Life
Advisor Class	04/04/18	1.63	6.14
Institutional 3 Class	04/04/18	1.78	6.18
Dow Jones Target 2025 Index		-1.70	4.54
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Dow Jones Target 2025 Index is designed to measure total portfolios of stocks, bonds, and cash that automatically adjust over time to reduce potential risk as an investor’s target maturity date approaches.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Adaptive Retirement Funds | Annual Report 2022	5

Fund at a Glance   (continued)
Columbia Adaptive Retirement 2025 Fund (Unaudited)
Performance of a hypothetical $10,000 investment (April 04, 2018 — March 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of Columbia Adaptive Retirement 2025 Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2022)
Alternative Strategies Funds	2.0
Exchange-Traded Fixed Income Funds	7.8
Money Market Funds	11.4
Multi-Asset/Tactical Strategies Funds	78.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
6	Columbia Adaptive Retirement Funds | Annual Report 2022

Fund at a Glance
Columbia Adaptive Retirement 2030 Fund (Unaudited)
Investment objective
Columbia Adaptive Retirement 2030 Fund (the Fund) seeks capital appreciation and current income.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2017
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended March 31, 2022)
	Inception	1 Year	Life
Advisor Class	10/24/17	2.11	6.46
Institutional 3 Class	10/24/17	2.32	6.56
Dow Jones Target 2030 Index		-0.32	5.85
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Dow Jones Target 2030 Index is designed to measure total portfolios of stocks, bonds, and cash that automatically adjust over time to reduce potential risk as an investor’s target maturity date approaches.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Adaptive Retirement Funds | Annual Report 2022	7

Fund at a Glance   (continued)
Columbia Adaptive Retirement 2030 Fund (Unaudited)
Performance of a hypothetical $10,000 investment (October 24, 2017 — March 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of Columbia Adaptive Retirement 2030 Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2022)
Alternative Strategies Funds	2.0
Exchange-Traded Fixed Income Funds	7.9
Money Market Funds	10.7
Multi-Asset/Tactical Strategies Funds	79.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
8	Columbia Adaptive Retirement Funds | Annual Report 2022

Fund at a Glance
Columbia Adaptive Retirement 2035 Fund (Unaudited)
Investment objective
Columbia Adaptive Retirement 2035 Fund (the Fund) seeks capital appreciation and current income.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2018
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended March 31, 2022)
	Inception	1 Year	Life
Advisor Class	04/04/18	2.97	8.21
Institutional 3 Class	04/04/18	3.14	8.28
Dow Jones Target 2035 Index		1.12	7.10
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Dow Jones Target 2035 Index is designed to measure total portfolios of stocks, bonds, and cash that automatically adjust over time to reduce potential risk as an investor’s target maturity date approaches.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Adaptive Retirement Funds | Annual Report 2022	9

Fund at a Glance   (continued)
Columbia Adaptive Retirement 2035 Fund (Unaudited)
Performance of a hypothetical $10,000 investment (April 04, 2018 — March 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of Columbia Adaptive Retirement 2035 Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2022)
Alternative Strategies Funds	2.0
Exchange-Traded Fixed Income Funds	7.8
Money Market Funds	11.2
Multi-Asset/Tactical Strategies Funds	79.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
10	Columbia Adaptive Retirement Funds | Annual Report 2022

Fund at a Glance
Columbia Adaptive Retirement 2040 Fund (Unaudited)
Investment objective
Columbia Adaptive Retirement 2040 Fund (the Fund) seeks capital appreciation and current income.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2017
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended March 31, 2022)
	Inception	1 Year	Life
Advisor Class	10/24/17	3.89	8.59
Institutional 3 Class	10/24/17	3.94	8.64
Dow Jones Target 2040 Index		2.47	8.17
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Dow Jones Target 2040 Index is designed to measure total portfolios of stocks, bonds, and cash that automatically adjust over time to reduce potential risk as an investor’s target maturity date approaches.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Adaptive Retirement Funds | Annual Report 2022	11

Fund at a Glance   (continued)
Columbia Adaptive Retirement 2040 Fund (Unaudited)
Performance of a hypothetical $10,000 investment (October 24, 2017 — March 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of Columbia Adaptive Retirement 2040 Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2022)
Alternative Strategies Funds	2.0
Exchange-Traded Fixed Income Funds	7.9
Money Market Funds	11.1
Multi-Asset/Tactical Strategies Funds	79.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
12	Columbia Adaptive Retirement Funds | Annual Report 2022

Fund at a Glance
Columbia Adaptive Retirement 2045 Fund (Unaudited)
Investment objective
Columbia Adaptive Retirement 2045 Fund (the Fund) seeks capital appreciation and current income.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2018
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended March 31, 2022)
	Inception	1 Year	Life
Advisor Class	04/04/18	4.67	10.46
Institutional 3 Class	04/04/18	4.71	10.48
Dow Jones Target 2045 Index		3.59	9.18
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Dow Jones Target 2045 Index is designed to measure total portfolios of stocks, bonds, and cash that automatically adjust over time to reduce potential risk as an investor’s target maturity date approaches.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Adaptive Retirement Funds | Annual Report 2022	13

Fund at a Glance   (continued)
Columbia Adaptive Retirement 2045 Fund (Unaudited)
Performance of a hypothetical $10,000 investment (April 04, 2018 — March 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of Columbia Adaptive Retirement 2045 Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2022)
Alternative Strategies Funds	2.0
Exchange-Traded Fixed Income Funds	7.9
Money Market Funds	11.3
Multi-Asset/Tactical Strategies Funds	78.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
14	Columbia Adaptive Retirement Funds | Annual Report 2022

Fund at a Glance
Columbia Adaptive Retirement 2050 Fund (Unaudited)
Investment objective
Columbia Adaptive Retirement 2050 Fund (the Fund) seeks capital appreciation and current income.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2017
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended March 31, 2022)
	Inception	1 Year	Life
Advisor Class	10/24/17	5.20	10.24
Institutional 3 Class	10/24/17	5.04	10.23
Dow Jones Target 2050 Index		4.35	9.59
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Dow Jones Target 2050 Index is designed to measure total portfolios of stocks, bonds, and cash that automatically adjust over time to reduce potential risk as an investor’s target maturity date approaches.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Adaptive Retirement Funds | Annual Report 2022	15

Fund at a Glance   (continued)
Columbia Adaptive Retirement 2050 Fund (Unaudited)
Performance of a hypothetical $10,000 investment (October 24, 2017 — March 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of Columbia Adaptive Retirement 2050 Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2022)
Alternative Strategies Funds	2.0
Exchange-Traded Fixed Income Funds	7.9
Money Market Funds	11.1
Multi-Asset/Tactical Strategies Funds	79.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
16	Columbia Adaptive Retirement Funds | Annual Report 2022

Fund at a Glance
Columbia Adaptive Retirement 2055 Fund (Unaudited)
Investment objective
Columbia Adaptive Retirement 2055 Fund (the Fund) seeks capital appreciation and current income.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2018
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended March 31, 2022)
	Inception	1 Year	Life
Advisor Class	04/04/18	5.28	11.25
Institutional 3 Class	04/04/18	5.22	11.27
Dow Jones Target 2055 Index		4.67	10.01
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Dow Jones Target 2055 Index is designed to measure total portfolios of stocks, bonds, and cash that automatically adjust over time to reduce potential risk as an investor’s target maturity date approaches.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Adaptive Retirement Funds | Annual Report 2022	17

Fund at a Glance   (continued)
Columbia Adaptive Retirement 2055 Fund (Unaudited)
Performance of a hypothetical $10,000 investment (April 04, 2018 — March 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of Columbia Adaptive Retirement 2055 Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2022)
Alternative Strategies Funds	2.0
Exchange-Traded Fixed Income Funds	7.9
Money Market Funds	11.0
Multi-Asset/Tactical Strategies Funds	79.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
18	Columbia Adaptive Retirement Funds | Annual Report 2022

Fund at a Glance
Columbia Adaptive Retirement 2060 Fund (Unaudited)
Investment objective
Columbia Adaptive Retirement 2060 Fund (the Fund) seeks capital appreciation and current income.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2017
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended March 31, 2022)
	Inception	1 Year	Life
Advisor Class	10/24/17	5.55	10.37
Institutional 3 Class	10/24/17	5.68	10.41
Dow Jones Target 2060 Index		4.67	9.80
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Dow Jones Target 2060 Index is designed to measure total portfolios of stocks, bonds, and cash that automatically adjust over time to reduce potential risk as an investor’s target maturity date approaches.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Adaptive Retirement Funds | Annual Report 2022	19

Fund at a Glance   (continued)
Columbia Adaptive Retirement 2060 Fund (Unaudited)
Performance of a hypothetical $10,000 investment (October 24, 2017 — March 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of Columbia Adaptive Retirement 2060 Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2022)
Alternative Strategies Funds	1.9
Exchange-Traded Fixed Income Funds	7.9
Money Market Funds	10.9
Multi-Asset/Tactical Strategies Funds	79.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
20	Columbia Adaptive Retirement Funds | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
All returns listed below are for Institutional 3 Class shares for the 12-month period that ended March 31, 2022.
•	Columbia Adaptive Retirement 2020 Fund returned 1.04% for the 12-month period ended March 31, 2022. The Fund outperformed the Dow Jones Target 2020 Index, which returned -2.80% for the same period.
•	Columbia Adaptive Retirement 2025 Fund returned 1.78% for the 12-month period ended March 31, 2022. The Fund outperformed the Dow Jones Target 2025 Index, which returned -1.70% for the same period.
•	Columbia Adaptive Retirement 2030 Fund returned 2.32% for the 12-month period ended March 31, 2022. The Fund outperformed the Dow Jones Target 2030 Index, which returned -0.32% for the same period.
•	Columbia Adaptive Retirement 2035 Fund returned 3.14% for the 12-month period ended March 31, 2022. The Fund outperformed the Dow Jones Target 2035 Index, which returned 1.12% for the same period.
•	Columbia Adaptive Retirement 2040 Fund returned 3.94% for the 12-month period ended March 31, 2022. The Fund outperformed the Dow Jones Target 2040 Index, which returned 2.47% for the same period.
•	Columbia Adaptive Retirement 2045 Fund returned 4.71% for the 12-month period ended March 31, 2022. The Fund outperformed the Dow Jones Target 2045 Index, which returned 3.59% for the same period.
•	Columbia Adaptive Retirement 2050 Fund returned 5.04% for the 12-month period ended March 31, 2022. The Fund outperformed the Dow Jones Target 2050 Index, which returned 4.35% for the same period.
•	Columbia Adaptive Retirement 2055 Fund returned 5.22% for the 12-month period ended March 31, 2022. The Fund outperformed the Dow Jones Target 2055 Index, which returned 4.67% for the same period.
•	Columbia Adaptive Retirement 2060 Fund returned 5.68% for the 12-month period ended March 31, 2022. The Fund outperformed the Dow Jones Target 2060 Index, which returned 4.67% for the same period.
Market overview
While U.S. and international equity markets delivered positive results during the 12-month period, U.S. equities delivered much stronger returns, with the S&P 500 Index returning 15.65% and the MSCI EAFE Index (Net) returning 1.16%. Most of the upside came during the first half of the period, as the gradual, though globally uneven, re-opening of the world economy continued to boost sentiment, activity and stock prices. Positive momentum – which also was driven to some degree by highly speculative behavior among retail investors – stalled somewhat midway through the period, triggered largely by more hawkish policy expectations from the U.S. Federal Reserve in June that weighed on cyclical parts of the market. Concerns over the emergence of the Delta and Omicron COVID-19 variants added to market choppiness, as did worries over strained U.S.-China trade relations. Problems in China’s property sector added to global equity market consternation, most notably symbolized by the credit crisis at Evergrande, a systemically important property developer in China with significant amounts of outstanding debt. Additional headwinds included inflation, which reached almost 7% in the U.S. and caused a further hawkish turn as the U.S. Federal Reserve announced a plan to taper the pace of quantitative easing and signaled three interest rate hikes in 2022. Central banks in other parts of the world tightened monetary policy as well, particularly in emerging markets. Of most significance, the invasion of Ukraine by Russia on February 24, 2022, roiled global markets and drove significant sell-offs. The conflict pressured the outlook for global growth and raised fresh concerns about supply chains, weighing heavily on investor sentiment. In addition, the resulting sanctions from the United States and other nations contributed to a spike in commodity prices by restricting the supply of oil and other raw materials. This development further weighed on the markets by fueling expectations that inflation, which was already accelerating, would rise to an even greater extent. As a result, investors began to factor in the possibility of very aggressive interest rate hikes by the U.S. Federal Reserve over the remainder of 2022.
The Funds experienced increased turnover in portfolio securities as compared to the previous fiscal year. This increase is attributable to market conditions during the period.
The Funds’ notable contributors during the period
•	Commodity exposure across all Funds in the Columbia Adaptive Retirement Funds series contributed positively to returns relative to their corresponding Dow Jones benchmarks.
Columbia Adaptive Retirement Funds | Annual Report 2022	21

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	On the equity side, a consensus underweight in all of the Funds to both U.S. large-cap equity and international developed markets contributed positively to performance versus the Funds’ corresponding Dow Jones benchmarks.
•	Exposure to Treasury inflation-protected securities (TIPS) across all Funds contributed positively to performance relative to the corresponding Dow Jones benchmarks.
The Funds’ notable detractors during the period
•	A higher allocation to interest rate sensitive securities relative to the corresponding benchmarks detracted from performance across all Funds.
•	Within the Funds’ equity allocations, a consensus underweight to both U.S. small- and mid-cap securities detracted from performance across all Funds relative to their corresponding benchmarks.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The principal value of the Funds’ is not guaranteed at any time, including the target date. The Funds’ investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Asset allocation does not assure a profit or protect against loss. Investing in derivatives is a specialized activity that involves special risks that subject the Funds’ to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Short positions (where the underlying asset is not owned) can create unlimited risk. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Funds’, negatively impacting its performance and NAV. Falling rates may result in the Funds’ investing in lower yielding debt instruments, lowering the Funds income and yield. These risks may be heightened for longer maturity and duration securities. Interest payments on inflation-protected securities may be more volatile than interest payments on ordinary bonds. In periods of deflation, these securities may provide no income. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Funds sells a holding, the greater the risk of loss or decline of value to the fund. The Funds’ use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. Like real estate, REITs are subject to illiquidity, valuation and financing complexities, taxes, default, bankruptcy and other economic, political or regulatory occurrences. See the Funds’ prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
22	Columbia Adaptive Retirement Funds | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the “Effective expenses paid during the period” column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2021 — March 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Adaptive Retirement 2020 Fund
Advisor Class	1,000.00	1,000.00	979.60	1,022.74	2.17	2.22	0.44	2.47	2.52	0.50
Institutional 3 Class	1,000.00	1,000.00	979.00	1,022.99	1.92	1.97	0.39	2.22	2.27	0.45
Columbia Adaptive Retirement 2025 Fund
Advisor Class	1,000.00	1,000.00	980.90	1,022.79	2.12	2.17	0.43	2.42	2.47	0.49
Institutional 3 Class	1,000.00	1,000.00	981.40	1,022.99	1.93	1.97	0.39	2.22	2.27	0.45
Columbia Adaptive Retirement 2030 Fund
Advisor Class	1,000.00	1,000.00	982.60	1,022.34	2.57	2.62	0.52	2.87	2.92	0.58
Institutional 3 Class	1,000.00	1,000.00	983.80	1,022.99	1.93	1.97	0.39	2.23	2.27	0.45
Columbia Adaptive Retirement 2035 Fund
Advisor Class	1,000.00	1,000.00	985.40	1,022.54	2.38	2.42	0.48	2.67	2.72	0.54
Institutional 3 Class	1,000.00	1,000.00	987.00	1,022.99	1.93	1.97	0.39	2.23	2.27	0.45
Columbia Adaptive Retirement Funds | Annual Report 2022	23

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
October 1, 2021 — March 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Adaptive Retirement 2040 Fund
Advisor Class	1,000.00	1,000.00	989.20	1,022.64	2.28	2.32	0.46	2.58	2.62	0.52
Institutional 3 Class	1,000.00	1,000.00	989.80	1,022.99	1.93	1.97	0.39	2.23	2.27	0.45
Columbia Adaptive Retirement 2045 Fund
Advisor Class	1,000.00	1,000.00	992.20	1,022.74	2.19	2.22	0.44	2.48	2.52	0.50
Institutional 3 Class	1,000.00	1,000.00	992.60	1,022.99	1.94	1.97	0.39	2.24	2.27	0.45
Columbia Adaptive Retirement 2050 Fund
Advisor Class	1,000.00	1,000.00	995.30	1,022.99	1.94	1.97	0.39	2.24	2.27	0.45
Institutional 3 Class	1,000.00	1,000.00	994.60	1,022.99	1.94	1.97	0.39	2.24	2.27	0.45
Columbia Adaptive Retirement 2055 Fund
Advisor Class	1,000.00	1,000.00	994.30	1,022.74	2.19	2.22	0.44	2.49	2.52	0.50
Institutional 3 Class	1,000.00	1,000.00	994.60	1,022.99	1.94	1.97	0.39	2.24	2.27	0.45
Columbia Adaptive Retirement 2060 Fund
Advisor Class	1,000.00	1,000.00	994.70	1,022.64	2.29	2.32	0.46	2.59	2.62	0.52
Institutional 3 Class	1,000.00	1,000.00	995.20	1,022.99	1.94	1.97	0.39	2.24	2.27	0.45
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses for each Fund, account value at the end of the period would have been reduced.
From time to time, the Investment Manager and its affiliates may waive fees and/or reimburse certain expenses of the Funds so that Fund level expenses (expenses directly attributable to the Funds and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not waived fees and/or reimbursed the expenses of Columbia Adaptive Retirement 2020 Fund, Columbia Adaptive Retirement 2025 Fund, Columbia Adaptive Retirement 2030 Fund, Columbia Adaptive Retirement 2035 Fund, Columbia Adaptive Retirement 2040 Fund, Columbia Adaptive Retirement 2045 Fund, Columbia Adaptive Retirement 2050 Fund, Columbia Adaptive Retirement 2055 Fund and Columbia Adaptive Retirement 2060 Fund during the six months ended March 31, 2022, the annualized expense ratios would have been 0.58% for Advisor Class for each Fund. The actual expenses paid would have been $2.86, $2.86, $2.87, $2.87, $2.88, $2.88, $2.89, $2.88 and $2.88 for Advisor Class, respectively; the hypothetical expenses paid would have been $2.92 for Advisor Class for each Fund. The actual effective expenses paid would have been $3.16, $3.16, $3.16, $3.17, $3.17, $3.18, $3.18, $3.18 and $3.18 for Advisor Class, respectively; the hypothetical effective expenses paid would have been $3.23 for Advisor Class for each Fund.
Other share classes of the Funds may have had expense waiver/reimbursement changes; however, the changes were not considered material.
24	Columbia Adaptive Retirement Funds | Annual Report 2022

Portfolio of Investments
Columbia Adaptive Retirement 2020 Fund, March 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	1,348	28,992
Total Alternative Strategies Funds (Cost $19,515)		28,992

Exchange-Traded Fixed Income Funds 7.9%

Emerging Markets 2.0%
iShares JPMorgan USD Emerging Markets Bond ETF	297	29,035
Inflation Protected Securities 3.9%
iShares TIPS Bond ETF	464	57,800
Investment Grade 2.0%
Vanguard Mortgage-Backed Securities ETF	581	29,108
Total Exchange-Traded Fixed Income Funds (Cost $110,770)		115,943

Multi-Asset/Tactical Strategies Funds 80.0%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	11,893	112,863
Columbia Solutions Conservative Portfolio(a)	108,912	1,052,093
Total Multi-Asset/Tactical Strategies Funds (Cost $1,189,040)		1,164,956

Money Market Funds 11.3%

Columbia Short-Term Cash Fund, 0.308%(a),(b)	164,731	164,665
Total Money Market Funds (Cost $164,680)		164,665
Total Investments in Securities (Cost: $1,484,005)		1,474,556
Other Assets & Liabilities, Net		(17,602)
Net Assets		1,456,954
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	63,685	240,047	(269,703)	(5,037)	28,992	—	17,228	22,755	1,348
Columbia Short-Term Cash Fund, 0.308%
	66,855	1,285,123	(1,187,292)	(21)	164,665	—	(6)	83	164,731
Columbia Solutions Aggressive Portfolio
	143,539	122,495	(122,498)	(30,673)	112,863	39,394	1,025	1,323	11,893
Columbia Solutions Conservative Portfolio
	1,115,016	737,606	(712,509)	(88,020)	1,052,093	78,931	(25,719)	14,991	108,912
Total	1,389,095			(123,751)	1,358,613	118,325	(7,472)	39,152

(b)	The rate shown is the seven-day current annualized yield at March 31, 2022.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	25

Portfolio of Investments   (continued)
Columbia Adaptive Retirement 2020 Fund, March 31, 2022
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	28,992	—	—	—	28,992
Exchange-Traded Fixed Income Funds	115,943	—	—	—	115,943
Multi-Asset/Tactical Strategies Funds	—	—	—	1,164,956	1,164,956
Money Market Funds	164,665	—	—	—	164,665
Total Investments in Securities	309,600	—	—	1,164,956	1,474,556
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Adaptive Retirement Funds | Annual Report 2022

Portfolio of Investments
Columbia Adaptive Retirement 2025 Fund, March 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	1,009	21,694
Total Alternative Strategies Funds (Cost $14,604)		21,694

Exchange-Traded Fixed Income Funds 8.0%

Emerging Markets 2.0%
iShares JPMorgan USD Emerging Markets Bond ETF	222	21,703
Inflation Protected Securities 4.0%
iShares TIPS Bond ETF	346	43,101
Investment Grade 2.0%
Vanguard Mortgage-Backed Securities ETF	430	21,543
Total Exchange-Traded Fixed Income Funds (Cost $83,380)		86,347

Multi-Asset/Tactical Strategies Funds 80.0%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	18,028	171,085
Columbia Solutions Conservative Portfolio(a)	72,384	699,230
Total Multi-Asset/Tactical Strategies Funds (Cost $893,153)		870,315

Money Market Funds 11.6%

Columbia Short-Term Cash Fund, 0.308%(a),(b)	126,414	126,364
Total Money Market Funds (Cost $126,376)		126,364
Total Investments in Securities (Cost: $1,117,513)		1,104,720
Other Assets & Liabilities, Net		(17,342)
Net Assets		1,087,378
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	53,351	158,329	(184,936)	(5,050)	21,694	—	14,578	16,202	1,009
Columbia Short-Term Cash Fund, 0.308%
	56,634	512,723	(442,976)	(17)	126,364	—	(11)	68	126,414
Columbia Solutions Aggressive Portfolio
	233,063	95,681	(108,752)	(48,907)	171,085	57,716	5,472	1,938	18,028
Columbia Solutions Conservative Portfolio
	822,885	202,939	(264,434)	(62,160)	699,230	50,669	(9,634)	9,623	72,384
Total	1,165,933			(116,134)	1,018,373	108,385	10,405	27,831

(b)	The rate shown is the seven-day current annualized yield at March 31, 2022.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	27

Portfolio of Investments   (continued)
Columbia Adaptive Retirement 2025 Fund, March 31, 2022
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	21,694	—	—	—	21,694
Exchange-Traded Fixed Income Funds	86,347	—	—	—	86,347
Multi-Asset/Tactical Strategies Funds	—	—	—	870,315	870,315
Money Market Funds	126,364	—	—	—	126,364
Total Investments in Securities	234,405	—	—	870,315	1,104,720
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Adaptive Retirement Funds | Annual Report 2022

Portfolio of Investments
Columbia Adaptive Retirement 2030 Fund, March 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	2,283	49,120
Total Alternative Strategies Funds (Cost $33,067)		49,120

Exchange-Traded Fixed Income Funds 7.9%

Emerging Markets 2.0%
iShares JPMorgan USD Emerging Markets Bond ETF	504	49,271
Inflation Protected Securities 3.9%
iShares TIPS Bond ETF	785	97,788
Investment Grade 2.0%
Vanguard Mortgage-Backed Securities ETF	971	48,647
Total Exchange-Traded Fixed Income Funds (Cost $195,183)		195,706

Multi-Asset/Tactical Strategies Funds 80.0%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	67,935	644,705
Columbia Solutions Conservative Portfolio(a)	137,476	1,328,014
Total Multi-Asset/Tactical Strategies Funds (Cost $2,087,536)		1,972,719

Money Market Funds 10.9%

Columbia Short-Term Cash Fund, 0.308%(a),(b)	267,627	267,519
Total Money Market Funds (Cost $267,547)		267,519
Total Investments in Securities (Cost: $2,583,333)		2,485,064
Other Assets & Liabilities, Net		(20,162)
Net Assets		2,464,902
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	105,362	363,333	(414,122)	(5,453)	49,120	—	26,352	34,552	2,283
Columbia Short-Term Cash Fund, 0.308%
	107,923	1,565,997	(1,406,373)	(28)	267,519	—	(17)	130	267,627
Columbia Solutions Aggressive Portfolio
	747,451	492,321	(441,486)	(153,581)	644,705	202,034	(5,460)	6,784	67,935
Columbia Solutions Conservative Portfolio
	1,339,325	688,271	(594,673)	(104,909)	1,328,014	89,384	(28,324)	16,976	137,476
Total	2,300,061			(263,971)	2,289,358	291,418	(7,449)	58,442

(b)	The rate shown is the seven-day current annualized yield at March 31, 2022.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	29

Portfolio of Investments   (continued)
Columbia Adaptive Retirement 2030 Fund, March 31, 2022
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	49,120	—	—	—	49,120
Exchange-Traded Fixed Income Funds	195,706	—	—	—	195,706
Multi-Asset/Tactical Strategies Funds	—	—	—	1,972,719	1,972,719
Money Market Funds	267,519	—	—	—	267,519
Total Investments in Securities	512,345	—	—	1,972,719	2,485,064
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Adaptive Retirement Funds | Annual Report 2022

Portfolio of Investments
Columbia Adaptive Retirement 2035 Fund, March 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	1,364	29,342
Total Alternative Strategies Funds (Cost $19,748)		29,342

Exchange-Traded Fixed Income Funds 8.0%

Emerging Markets 2.0%
iShares JPMorgan USD Emerging Markets Bond ETF	301	29,426
Inflation Protected Securities 4.0%
iShares TIPS Bond ETF	469	58,423
Investment Grade 2.0%
Vanguard Mortgage-Backed Securities ETF	589	29,509
Total Exchange-Traded Fixed Income Funds (Cost $115,859)		117,358

Multi-Asset/Tactical Strategies Funds 79.9%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	60,519	574,331
Columbia Solutions Conservative Portfolio(a)	62,602	604,737
Total Multi-Asset/Tactical Strategies Funds (Cost $1,240,569)		1,179,068

Money Market Funds 11.3%

Columbia Short-Term Cash Fund, 0.308%(a),(b)	166,845	166,778
Total Money Market Funds (Cost $166,793)		166,778
Total Investments in Securities (Cost: $1,542,969)		1,492,546
Other Assets & Liabilities, Net		(17,896)
Net Assets		1,474,650
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	69,539	226,971	(262,611)	(4,557)	29,342	—	17,259	22,300	1,364
Columbia Short-Term Cash Fund, 0.308%
	73,042	993,486	(899,735)	(15)	166,778	—	(19)	88	166,845
Columbia Solutions Aggressive Portfolio
	720,134	434,602	(431,525)	(148,880)	574,331	194,447	(3,541)	6,528	60,519
Columbia Solutions Conservative Portfolio
	656,882	344,318	(350,536)	(45,927)	604,737	43,923	(18,165)	8,342	62,602
Total	1,519,597			(199,379)	1,375,188	238,370	(4,466)	37,258

(b)	The rate shown is the seven-day current annualized yield at March 31, 2022.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	31

Portfolio of Investments   (continued)
Columbia Adaptive Retirement 2035 Fund, March 31, 2022
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	29,342	—	—	—	29,342
Exchange-Traded Fixed Income Funds	117,358	—	—	—	117,358
Multi-Asset/Tactical Strategies Funds	—	—	—	1,179,068	1,179,068
Money Market Funds	166,778	—	—	—	166,778
Total Investments in Securities	313,478	—	—	1,179,068	1,492,546
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Adaptive Retirement Funds | Annual Report 2022

Portfolio of Investments
Columbia Adaptive Retirement 2040 Fund, March 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	1,397	30,060
Total Alternative Strategies Funds (Cost $20,229)		30,060

Exchange-Traded Fixed Income Funds 8.0%

Emerging Markets 2.0%
iShares JPMorgan USD Emerging Markets Bond ETF	309	30,208
Inflation Protected Securities 4.0%
iShares TIPS Bond ETF	481	59,918
Investment Grade 2.0%
Vanguard Mortgage-Backed Securities ETF	610	30,561
Total Exchange-Traded Fixed Income Funds (Cost $120,295)		120,687

Multi-Asset/Tactical Strategies Funds 80.0%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	84,294	799,949
Columbia Solutions Conservative Portfolio(a)	42,166	407,323
Total Multi-Asset/Tactical Strategies Funds (Cost $1,266,927)		1,207,272

Money Market Funds 11.2%

Columbia Short-Term Cash Fund, 0.308%(a),(b)	169,521	169,453
Total Money Market Funds (Cost $169,467)		169,453
Total Investments in Securities (Cost: $1,576,918)		1,527,472
Other Assets & Liabilities, Net		(17,741)
Net Assets		1,509,731
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	63,953	238,696	(269,568)	(3,021)	30,060	—	15,429	22,809	1,397
Columbia Short-Term Cash Fund, 0.308%
	68,369	1,146,307	(1,045,209)	(14)	169,453	—	(13)	84	169,521
Columbia Solutions Aggressive Portfolio
	884,642	679,766	(576,235)	(188,224)	799,949	270,251	(31,483)	9,074	84,294
Columbia Solutions Conservative Portfolio
	382,361	289,475	(232,950)	(31,563)	407,323	29,566	(13,210)	5,615	42,166
Total	1,399,325			(222,822)	1,406,785	299,817	(29,277)	37,582

(b)	The rate shown is the seven-day current annualized yield at March 31, 2022.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	33

Portfolio of Investments   (continued)
Columbia Adaptive Retirement 2040 Fund, March 31, 2022
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	30,060	—	—	—	30,060
Exchange-Traded Fixed Income Funds	120,687	—	—	—	120,687
Multi-Asset/Tactical Strategies Funds	—	—	—	1,207,272	1,207,272
Money Market Funds	169,453	—	—	—	169,453
Total Investments in Securities	320,200	—	—	1,207,272	1,527,472
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Adaptive Retirement Funds | Annual Report 2022

Portfolio of Investments
Columbia Adaptive Retirement 2045 Fund, March 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	1,193	25,667
Total Alternative Strategies Funds (Cost $17,276)		25,667

Exchange-Traded Fixed Income Funds 8.0%

Emerging Markets 2.0%
iShares JPMorgan USD Emerging Markets Bond ETF	263	25,711
Inflation Protected Securities 4.0%
iShares TIPS Bond ETF	410	51,074
Investment Grade 2.0%
Vanguard Mortgage-Backed Securities ETF	514	25,751
Total Exchange-Traded Fixed Income Funds (Cost $101,746)		102,536

Multi-Asset/Tactical Strategies Funds 79.9%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	89,903	853,174
Columbia Solutions Conservative Portfolio(a)	18,194	175,753
Total Multi-Asset/Tactical Strategies Funds (Cost $1,081,911)		1,028,927

Money Market Funds 11.5%

Columbia Short-Term Cash Fund, 0.308%(a),(b)	147,739	147,680
Total Money Market Funds (Cost $147,694)		147,680
Total Investments in Securities (Cost: $1,348,627)		1,304,810
Other Assets & Liabilities, Net		(17,630)
Net Assets		1,287,180
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	57,679	217,290	(246,327)	(2,975)	25,667	—	13,455	21,284	1,193
Columbia Short-Term Cash Fund, 0.308%
	64,298	1,291,384	(1,207,986)	(16)	147,680	—	(17)	82	147,739
Columbia Solutions Aggressive Portfolio
	982,826	848,844	(770,737)	(207,759)	853,174	320,172	(50,706)	10,751	89,903
Columbia Solutions Conservative Portfolio
	160,607	161,585	(133,435)	(13,004)	175,753	14,192	(8,154)	2,695	18,194
Total	1,265,410			(223,754)	1,202,274	334,364	(45,422)	34,812

(b)	The rate shown is the seven-day current annualized yield at March 31, 2022.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	35

Portfolio of Investments   (continued)
Columbia Adaptive Retirement 2045 Fund, March 31, 2022
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	25,667	—	—	—	25,667
Exchange-Traded Fixed Income Funds	102,536	—	—	—	102,536
Multi-Asset/Tactical Strategies Funds	—	—	—	1,028,927	1,028,927
Money Market Funds	147,680	—	—	—	147,680
Total Investments in Securities	275,883	—	—	1,028,927	1,304,810
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Adaptive Retirement Funds | Annual Report 2022

Portfolio of Investments
Columbia Adaptive Retirement 2050 Fund, March 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	1,406	30,247
Total Alternative Strategies Funds (Cost $20,353)		30,247

Exchange-Traded Fixed Income Funds 7.9%

Emerging Markets 2.0%
iShares JPMorgan USD Emerging Markets Bond ETF	310	30,305
Inflation Protected Securities 4.0%
iShares TIPS Bond ETF	484	60,292
Investment Grade 1.9%
Vanguard Mortgage-Backed Securities ETF	598	29,960
Total Exchange-Traded Fixed Income Funds (Cost $120,755)		120,557

Multi-Asset/Tactical Strategies Funds 80.0%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	122,115	1,158,872
Columbia Solutions Conservative Portfolio(a)	5,333	51,514
Total Multi-Asset/Tactical Strategies Funds (Cost $1,272,398)		1,210,386

Money Market Funds 11.2%

Columbia Short-Term Cash Fund, 0.308%(a),(b)	169,834	169,766
Total Money Market Funds (Cost $169,781)		169,766
Total Investments in Securities (Cost: $1,583,287)		1,530,956
Other Assets & Liabilities, Net		(17,388)
Net Assets		1,513,568
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	52,379	245,699	(266,872)	(959)	30,247	—	13,410	21,218	1,406
Columbia Short-Term Cash Fund, 0.308%
	52,774	1,625,466	(1,508,459)	(15)	169,766	—	(13)	84	169,834
Columbia Solutions Aggressive Portfolio
	1,012,980	1,288,711	(902,184)	(240,635)	1,158,872	368,544	(73,824)	12,374	122,115
Columbia Solutions Conservative Portfolio
	25,126	58,156	(27,315)	(4,453)	51,514	3,520	(1,535)	668	5,333
Total	1,143,259			(246,062)	1,410,399	372,064	(61,962)	34,344

(b)	The rate shown is the seven-day current annualized yield at March 31, 2022.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	37

Portfolio of Investments   (continued)
Columbia Adaptive Retirement 2050 Fund, March 31, 2022
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	30,247	—	—	—	30,247
Exchange-Traded Fixed Income Funds	120,557	—	—	—	120,557
Multi-Asset/Tactical Strategies Funds	—	—	—	1,210,386	1,210,386
Money Market Funds	169,766	—	—	—	169,766
Total Investments in Securities	320,570	—	—	1,210,386	1,530,956
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Adaptive Retirement Funds | Annual Report 2022

Portfolio of Investments
Columbia Adaptive Retirement 2055 Fund, March 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	1,524	32,772
Total Alternative Strategies Funds (Cost $22,205)		32,772

Exchange-Traded Fixed Income Funds 8.0%

Emerging Markets 2.0%
iShares JPMorgan USD Emerging Markets Bond ETF	333	32,554
Inflation Protected Securities 4.0%
iShares TIPS Bond ETF	523	65,150
Investment Grade 2.0%
Vanguard Mortgage-Backed Securities ETF	655	32,816
Total Exchange-Traded Fixed Income Funds (Cost $131,439)		130,520

Multi-Asset/Tactical Strategies Funds 80.0%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	137,259	1,302,586
Total Multi-Asset/Tactical Strategies Funds (Cost $1,386,364)		1,302,586

Money Market Funds 11.1%

Columbia Short-Term Cash Fund, 0.308%(a),(b)	180,557	180,485
Total Money Market Funds (Cost $180,498)		180,485
Total Investments in Securities (Cost: $1,720,506)		1,646,363
Other Assets & Liabilities, Net		(17,857)
Net Assets		1,628,506
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	56,745	258,362	(281,889)	(446)	32,772	—	13,753	22,828	1,524
Columbia Short-Term Cash Fund, 0.308%
	59,892	1,605,521	(1,484,914)	(14)	180,485	—	(22)	95	180,557
Columbia Solutions Aggressive Portfolio
	1,126,086	1,318,098	(878,015)	(263,583)	1,302,586	413,682	(94,015)	13,890	137,259
Total	1,242,723			(264,043)	1,515,843	413,682	(80,284)	36,813

(b)	The rate shown is the seven-day current annualized yield at March 31, 2022.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	39

Portfolio of Investments   (continued)
Columbia Adaptive Retirement 2055 Fund, March 31, 2022
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	32,772	—	—	—	32,772
Exchange-Traded Fixed Income Funds	130,520	—	—	—	130,520
Multi-Asset/Tactical Strategies Funds	—	—	—	1,302,586	1,302,586
Money Market Funds	180,485	—	—	—	180,485
Total Investments in Securities	343,777	—	—	1,302,586	1,646,363
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Adaptive Retirement Funds | Annual Report 2022

Portfolio of Investments
Columbia Adaptive Retirement 2060 Fund, March 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	1,725	37,097
Total Alternative Strategies Funds (Cost $25,269)		37,097

Exchange-Traded Fixed Income Funds 7.9%

Emerging Markets 2.0%
iShares JPMorgan USD Emerging Markets Bond ETF	386	37,735
Inflation Protected Securities 3.9%
iShares TIPS Bond ETF	600	74,742
Investment Grade 2.0%
Vanguard Mortgage-Backed Securities ETF	748	37,475
Total Exchange-Traded Fixed Income Funds (Cost $151,090)		149,952

Multi-Asset/Tactical Strategies Funds 80.0%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	158,909	1,508,051
Total Multi-Asset/Tactical Strategies Funds (Cost $1,581,083)		1,508,051

Money Market Funds 11.0%

Columbia Short-Term Cash Fund, 0.308%(a),(b)	206,924	206,841
Total Money Market Funds (Cost $206,856)		206,841
Total Investments in Securities (Cost: $1,964,298)		1,901,941
Other Assets & Liabilities, Net		(16,586)
Net Assets		1,885,355
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	63,444	252,162	(278,889)	380	37,097	—	12,706	23,936	1,725
Columbia Short-Term Cash Fund, 0.308%
	66,684	1,365,808	(1,225,636)	(15)	206,841	—	(15)	93	206,924
Columbia Solutions Aggressive Portfolio
	1,258,326	1,250,961	(747,065)	(254,171)	1,508,051	433,449	(121,124)	14,554	158,909
Total	1,388,454			(253,806)	1,751,989	433,449	(108,433)	38,583

(b)	The rate shown is the seven-day current annualized yield at March 31, 2022.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	41

Portfolio of Investments   (continued)
Columbia Adaptive Retirement 2060 Fund, March 31, 2022
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	37,097	—	—	—	37,097
Exchange-Traded Fixed Income Funds	149,952	—	—	—	149,952
Multi-Asset/Tactical Strategies Funds	—	—	—	1,508,051	1,508,051
Money Market Funds	206,841	—	—	—	206,841
Total Investments in Securities	393,890	—	—	1,508,051	1,901,941
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Adaptive Retirement Funds | Annual Report 2022

Statement of Assets and Liabilities
March 31, 2022
	Columbia Adaptive Retirement 2020 Fund	Columbia Adaptive Retirement 2025 Fund	Columbia Adaptive Retirement 2030 Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $110,770, $83,380, $195,183, respectively)	$115,943	$86,347	$195,706
Affiliated issuers (cost $1,373,235, $1,034,133, $2,388,150, respectively)	1,358,613	1,018,373	2,289,358
Receivable for:
Investments sold	977	782	1,661
Capital shares sold	1,909	140	589
Dividends	31	24	51
Expense reimbursement due from Investment Manager	238	216	241
Prepaid expenses	837	835	849
Trustees’ deferred compensation plan	19,612	16,328	19,506
Total assets	1,498,160	1,123,045	2,507,961
Liabilities
Payable for:
Investments purchased	5,501	3,100	7,300
Management services fees	18	14	31
Transfer agent fees	23	15	158
Compensation of board members	7,585	7,580	7,588
Audit fees	5,500	5,500	5,500
Legal fees	2,437	2,436	2,439
Other expenses	530	694	537
Trustees’ deferred compensation plan	19,612	16,328	19,506
Total liabilities	41,206	35,667	43,059
Net assets applicable to outstanding capital stock	$1,456,954	$1,087,378	$2,464,902
Represented by
Paid in capital	1,421,647	1,040,090	2,432,930
Total distributable earnings (loss)	35,307	47,288	31,972
Total - representing net assets applicable to outstanding capital stock	$1,456,954	$1,087,378	$2,464,902
Advisor Class
Net assets	$431,928	$548,931	$1,587,105
Shares outstanding	58,704	63,588	155,560
Net asset value per share	$7.36	$8.63	$10.20
Institutional 3 Class
Net assets	$1,025,026	$538,447	$877,797
Shares outstanding	139,293	62,351	85,887
Net asset value per share	$7.36	$8.64	$10.22
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	43

Statement of Assets and Liabilities  (continued)
March 31, 2022
	Columbia Adaptive Retirement 2035 Fund	Columbia Adaptive Retirement 2040 Fund	Columbia Adaptive Retirement 2045 Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $115,859, $120,295, $101,746, respectively)	$117,358	$120,687	$102,536
Affiliated issuers (cost $1,427,110, $1,456,623, $1,246,881, respectively)	1,375,188	1,406,785	1,202,274
Receivable for:
Investments sold	977	977	782
Capital shares sold	1,465	192	1,042
Dividends	31	32	28
Expense reimbursement due from Investment Manager	217	239	216
Prepaid expenses	839	839	837
Trustees’ deferred compensation plan	16,279	19,458	16,275
Total assets	1,512,354	1,549,209	1,323,990
Liabilities
Payable for:
Investments purchased	5,100	3,900	4,251
Management services fees	18	19	16
Transfer agent fees	51	30	16
Compensation of board members	7,582	7,582	7,581
Audit fees	5,500	5,500	5,500
Legal fees	2,437	2,437	2,437
Other expenses	737	552	734
Trustees’ deferred compensation plan	16,279	19,458	16,275
Total liabilities	37,704	39,478	36,810
Net assets applicable to outstanding capital stock	$1,474,650	$1,509,731	$1,287,180
Represented by
Paid in capital	1,413,433	1,434,318	1,200,625
Total distributable earnings (loss)	61,217	75,413	86,555
Total - representing net assets applicable to outstanding capital stock	$1,474,650	$1,509,731	$1,287,180
Advisor Class
Net assets	$795,321	$589,888	$450,299
Shares outstanding	74,575	54,402	40,673
Net asset value per share	$10.66	$10.84	$11.07
Institutional 3 Class
Net assets	$679,329	$919,843	$836,881
Shares outstanding	63,667	84,755	75,584
Net asset value per share	$10.67	$10.85	$11.07
The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Adaptive Retirement Funds | Annual Report 2022

Statement of Assets and Liabilities  (continued)
March 31, 2022
	Columbia Adaptive Retirement 2050 Fund	Columbia Adaptive Retirement 2055 Fund	Columbia Adaptive Retirement 2060 Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $120,755, $131,439, $151,090, respectively)	$120,557	$130,520	$149,952
Affiliated issuers (cost $1,462,532, $1,589,067, $1,813,208, respectively)	1,410,399	1,515,843	1,751,989
Receivable for:
Investments sold	977	1,368	3,780
Capital shares sold	912	642	692
Dividends	32	34	37
Expense reimbursement due from Investment Manager	238	216	241
Prepaid expenses	839	837	836
Trustees’ deferred compensation plan	19,457	16,275	19,457
Total assets	1,553,411	1,665,735	1,926,984
Liabilities
Payable for:
Investments purchased	4,300	4,700	6,000
Management services fees	19	21	24
Transfer agent fees	5	12	53
Compensation of board members	7,581	7,581	7,581
Audit fees	5,500	5,500	5,500
Legal fees	2,437	2,437	2,438
Other expenses	544	703	576
Trustees’ deferred compensation plan	19,457	16,275	19,457
Total liabilities	39,843	37,229	41,629
Net assets applicable to outstanding capital stock	$1,513,568	$1,628,506	$1,885,355
Represented by
Paid in capital	1,434,004	1,561,160	1,822,788
Total distributable earnings (loss)	79,564	67,346	62,567
Total - representing net assets applicable to outstanding capital stock	$1,513,568	$1,628,506	$1,885,355
Advisor Class
Net assets	$244,568	$364,208	$1,048,398
Shares outstanding	22,101	32,402	91,324
Net asset value per share	$11.07	$11.24	$11.48
Institutional 3 Class
Net assets	$1,269,000	$1,264,298	$836,957
Shares outstanding	114,691	112,452	72,869
Net asset value per share	$11.06	$11.24	$11.49
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	45

Statement of Operations
Year Ended March 31, 2022
	Columbia Adaptive Retirement 2020 Fund	Columbia Adaptive Retirement 2025 Fund	Columbia Adaptive Retirement 2030 Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$7,381	$5,444	$11,482
Dividends — affiliated issuers	39,152	27,831	58,442
Total income	46,533	33,275	69,924
Expenses:
Management services fees	8,770	6,425	13,727
Transfer agent fees
Advisor Class	268	248	2,360
Institutional 3 Class	86	52	91
Compensation of board members	14,217	14,212	14,353
Custodian fees	1,667	1,484	1,637
Printing and postage fees	8,396	8,396	8,364
Registration fees	41,782	41,782	41,782
Audit fees	11,000	11,000	11,000
Legal fees	10,860	10,855	10,871
Compensation of chief compliance officer	—	—	1
Other	6,137	6,271	6,371
Total expenses	103,183	100,725	110,557
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(95,350)	(94,865)	(96,033)
Total net expenses	7,833	5,860	14,524
Net investment income	38,700	27,415	55,400
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	21,298	17,242	31,819
Investments — affiliated issuers	(7,472)	10,405	(7,449)
Capital gain distributions from underlying affiliated funds	118,325	108,385	291,418
Net realized gain	132,151	136,032	315,788
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(15,366)	(13,039)	(23,511)
Investments — affiliated issuers	(123,751)	(116,134)	(263,971)
Net change in unrealized appreciation (depreciation)	(139,117)	(129,173)	(287,482)
Net realized and unrealized gain (loss)	(6,966)	6,859	28,306
Net increase in net assets resulting from operations	$31,734	$34,274	$83,706
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Adaptive Retirement Funds | Annual Report 2022

Statement of Operations  (continued)
Year Ended March 31, 2022
	Columbia Adaptive Retirement 2035 Fund	Columbia Adaptive Retirement 2040 Fund	Columbia Adaptive Retirement 2045 Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$7,340	$7,424	$6,905
Dividends — affiliated issuers	37,258	37,582	34,812
Total income	44,598	45,006	41,717
Expenses:
Management services fees	8,709	8,824	8,133
Transfer agent fees
Advisor Class	853	543	322
Institutional 3 Class	88	94	92
Compensation of board members	14,340	14,340	14,338
Custodian fees	1,660	1,720	1,726
Printing and postage fees	8,360	8,340	8,358
Registration fees	41,782	41,782	41,782
Audit fees	11,000	11,000	11,000
Legal fees	10,860	10,860	10,859
Compensation of chief compliance officer	1	1	1
Other	6,362	6,361	6,360
Total expenses	104,015	103,865	102,971
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(95,441)	(95,499)	(95,437)
Total net expenses	8,574	8,366	7,534
Net investment income	36,024	36,640	34,183
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	20,964	19,323	17,816
Investments — affiliated issuers	(4,466)	(29,277)	(45,422)
Capital gain distributions from underlying affiliated funds	238,370	299,817	334,364
Net realized gain	254,868	289,863	306,758
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(15,317)	(14,257)	(12,612)
Investments — affiliated issuers	(199,379)	(222,822)	(223,754)
Net change in unrealized appreciation (depreciation)	(214,696)	(237,079)	(236,366)
Net realized and unrealized gain	40,172	52,784	70,392
Net increase in net assets resulting from operations	$76,196	$89,424	$104,575
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	47

Statement of Operations  (continued)
Year Ended March 31, 2022
	Columbia Adaptive Retirement 2050 Fund	Columbia Adaptive Retirement 2055 Fund	Columbia Adaptive Retirement 2060 Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$7,061	$7,531	$7,762
Dividends — affiliated issuers	34,344	36,813	38,583
Total income	41,405	44,344	46,345
Expenses:
Management services fees	8,456	9,035	9,332
Transfer agent fees
Advisor Class	56	251	642
Institutional 3 Class	102	101	73
Compensation of board members	14,339	14,340	14,341
Custodian fees	1,809	1,674	1,812
Printing and postage fees	8,339	8,396	8,368
Registration fees	41,782	41,782	41,782
Audit fees	11,000	11,000	11,000
Legal fees	10,860	10,860	10,862
Compensation of chief compliance officer	1	1	1
Other	6,361	6,364	6,362
Total expenses	103,105	103,804	104,575
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(95,551)	(95,546)	(95,679)
Total net expenses	7,554	8,258	8,896
Net investment income	33,851	36,086	37,449
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	17,442	18,214	17,051
Investments — affiliated issuers	(61,962)	(80,284)	(108,433)
Capital gain distributions from underlying affiliated funds	372,064	413,682	433,449
Net realized gain	327,544	351,612	342,067
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(12,864)	(13,754)	(13,605)
Investments — affiliated issuers	(246,062)	(264,043)	(253,806)
Net change in unrealized appreciation (depreciation)	(258,926)	(277,797)	(267,411)
Net realized and unrealized gain	68,618	73,815	74,656
Net increase in net assets resulting from operations	$102,469	$109,901	$112,105
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Adaptive Retirement Funds | Annual Report 2022

Statement of Changes in Net Assets
	Columbia Adaptive Retirement 2020 Fund		Columbia Adaptive Retirement 2025 Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations
Net investment income	$38,700	$66,169	$27,415	$34,150
Net realized gain	132,151	726,431	136,032	327,885
Net change in unrealized appreciation (depreciation)	(139,117)	82,517	(129,173)	116,562
Net increase in net assets resulting from operations	31,734	875,117	34,274	478,597
Distributions to shareholders
Net investment income and net realized gains
Advisor Class	(246,760)	(126,204)	(179,043)	(68,477)
Institutional 3 Class	(457,996)	(122,672)	(176,417)	(64,468)
Total distributions to shareholders	(704,756)	(248,876)	(355,460)	(132,945)
Increase (decrease) in net assets from capital stock activity	555,351	(6,633,522)	88,348	(2,548,030)
Total decrease in net assets	(117,671)	(6,007,281)	(232,838)	(2,202,378)
Net assets at beginning of year	1,574,625	7,581,906	1,320,216	3,522,594
Net assets at end of year	$1,456,954	$1,574,625	$1,087,378	$1,320,216

	Columbia Adaptive Retirement 2020 Fund				Columbia Adaptive Retirement 2025 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	March 31, 2022		March 31, 2021		March 31, 2022		March 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Advisor Class
Subscriptions	2,467	27,634	10,789	117,603	315	3,272	10,879	119,025
Distributions reinvested	32,089	246,760	11,568	126,204	19,806	179,043	6,237	68,477
Redemptions	(53,492)	(461,631)	(319,343)	(3,500,000)	(21,838)	(194,585)	(126,811)	(1,400,000)
Net decrease	(18,936)	(187,237)	(296,986)	(3,256,193)	(1,717)	(12,270)	(109,695)	(1,212,498)
Institutional 3 Class
Subscriptions	72,067	789,264	—	—	10,845	121,478	—	—
Distributions reinvested	59,557	457,996	11,244	122,672	19,515	176,417	5,871	64,468
Redemptions	(58,858)	(504,672)	(319,343)	(3,500,001)	(22,069)	(197,277)	(126,811)	(1,400,000)
Net increase (decrease)	72,766	742,588	(308,099)	(3,377,329)	8,291	100,618	(120,940)	(1,335,532)
Total net increase (decrease)	53,830	555,351	(605,085)	(6,633,522)	6,574	88,348	(230,635)	(2,548,030)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	49

Statement of Changes in Net Assets   (continued)
	Columbia Adaptive Retirement 2030 Fund		Columbia Adaptive Retirement 2035 Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations
Net investment income	$55,400	$20,028	$36,024	$15,528
Net realized gain	315,788	110,277	254,868	78,048
Net change in unrealized appreciation (depreciation)	(287,482)	246,922	(214,696)	205,440
Net increase in net assets resulting from operations	83,706	377,227	76,196	299,016
Distributions to shareholders
Net investment income and net realized gains
Advisor Class	(181,978)	(77,829)	(115,438)	(41,953)
Institutional 3 Class	(113,059)	(22,476)	(103,539)	(23,146)
Total distributions to shareholders	(295,037)	(100,305)	(218,977)	(65,099)
Increase (decrease) in net assets from capital stock activity	67,566	99,432	(103,813)	63,073
Total increase (decrease) in net assets	(143,765)	376,354	(246,594)	296,990
Net assets at beginning of year	2,608,667	2,232,313	1,721,244	1,424,254
Net assets at end of year	$2,464,902	$2,608,667	$1,474,650	$1,721,244

	Columbia Adaptive Retirement 2030 Fund				Columbia Adaptive Retirement 2035 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	March 31, 2022		March 31, 2021		March 31, 2022		March 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Advisor Class
Subscriptions	—	—	11,625	116,729	311	3,643	10,665	108,998
Distributions reinvested	16,976	181,978	7,180	77,829	10,261	115,438	3,709	41,953
Redemptions	(46,372)	(501,000)	(10,889)	(117,602)	(32,196)	(363,625)	(10,665)	(119,025)
Net increase (decrease)	(29,396)	(319,022)	7,916	76,956	(21,624)	(244,544)	3,709	31,926
Institutional 3 Class
Subscriptions	74,057	830,072	—	—	40,484	477,841	686	8,001
Distributions reinvested	10,526	113,058	2,072	22,476	9,204	103,539	2,047	23,146
Redemptions	(51,106)	(556,542)	—	—	(38,754)	(440,649)	—	—
Net increase	33,477	386,588	2,072	22,476	10,934	140,731	2,733	31,147
Total net increase (decrease)	4,081	67,566	9,988	99,432	(10,690)	(103,813)	6,442	63,073
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Adaptive Retirement Funds | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Columbia Adaptive Retirement 2040 Fund		Columbia Adaptive Retirement 2045 Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations
Net investment income	$36,640	$15,872	$34,183	$16,222
Net realized gain	289,863	82,807	306,758	68,536
Net change in unrealized appreciation (depreciation)	(237,079)	211,267	(236,366)	221,509
Net increase in net assets resulting from operations	89,424	309,946	104,575	306,267
Distributions to shareholders
Net investment income and net realized gains
Advisor Class	(100,364)	(46,931)	(91,037)	(36,645)
Institutional 3 Class	(141,814)	(33,232)	(155,103)	(28,926)
Total distributions to shareholders	(242,178)	(80,163)	(246,140)	(65,571)
Increase (decrease) in net assets from capital stock activity	78,972	243,310	(1,351)	202,042
Total increase (decrease) in net assets	(73,782)	473,093	(142,916)	442,738
Net assets at beginning of year	1,583,513	1,110,420	1,430,096	987,358
Net assets at end of year	$1,509,731	$1,583,513	$1,287,180	$1,430,096

	Columbia Adaptive Retirement 2040 Fund				Columbia Adaptive Retirement 2045 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	March 31, 2022		March 31, 2021		March 31, 2022		March 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Advisor Class
Subscriptions	384	4,695	25,592	264,831	368	4,490	14,406	150,824
Distributions reinvested	8,743	100,364	4,106	46,931	7,735	91,037	3,162	36,645
Redemptions	(33,521)	(387,698)	(10,613)	(120,356)	(33,718)	(399,298)	(1,280)	(15,642)
Net increase (decrease)	(24,394)	(282,639)	19,085	191,406	(25,615)	(303,771)	16,288	171,827
Institutional 3 Class
Subscriptions	53,292	643,089	1,716	18,960	57,569	711,804	107	1,289
Distributions reinvested	12,342	141,814	2,907	33,232	13,178	155,103	2,496	28,926
Redemptions	(36,672)	(423,292)	(26)	(288)	(47,766)	(564,487)	—	—
Net increase	28,962	361,611	4,597	51,904	22,981	302,420	2,603	30,215
Total net increase (decrease)	4,568	78,972	23,682	243,310	(2,634)	(1,351)	18,891	202,042
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	51

Statement of Changes in Net Assets   (continued)
	Columbia Adaptive Retirement 2050 Fund		Columbia Adaptive Retirement 2055 Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations
Net investment income	$33,851	$18,054	$36,086	$17,365
Net realized gain	327,544	97,387	351,612	65,800
Net change in unrealized appreciation (depreciation)	(258,926)	236,651	(277,797)	235,851
Net increase in net assets resulting from operations	102,469	352,092	109,901	319,016
Distributions to shareholders
Net investment income and net realized gains
Advisor Class	(70,134)	(44,849)	(79,302)	(35,114)
Institutional 3 Class	(220,725)	(31,789)	(201,513)	(29,034)
Total distributions to shareholders	(290,859)	(76,638)	(280,815)	(64,148)
Increase in net assets from capital stock activity	404,338	24,569	392,350	169,504
Total increase in net assets	215,948	300,023	221,436	424,372
Net assets at beginning of year	1,297,620	997,597	1,407,070	982,698
Net assets at end of year	$1,513,568	$1,297,620	$1,628,506	$1,407,070

	Columbia Adaptive Retirement 2050 Fund				Columbia Adaptive Retirement 2055 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	March 31, 2022		March 31, 2021		March 31, 2022		March 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Advisor Class
Subscriptions	515	6,513	22,149	232,822	279	3,528	10,557	120,356
Distributions reinvested	5,949	70,134	3,810	44,849	6,614	79,302	2,994	35,114
Redemptions	(37,293)	(452,800)	(23,535)	(284,891)	(36,841)	(451,085)	(1,201)	(15,000)
Net increase (decrease)	(30,829)	(376,153)	2,424	(7,220)	(29,948)	(368,255)	12,350	140,470
Institutional 3 Class
Subscriptions	90,077	1,137,735	—	—	86,892	1,096,724	—	—
Distributions reinvested	18,721	220,725	2,701	31,789	16,807	201,512	2,475	29,034
Redemptions	(46,808)	(577,969)	—	—	(43,722)	(537,631)	—	—
Net increase	61,990	780,491	2,701	31,789	59,977	760,605	2,475	29,034
Total net increase	31,161	404,338	5,125	24,569	30,029	392,350	14,825	169,504
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Adaptive Retirement Funds | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Columbia Adaptive Retirement 2060 Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations
Net investment income	$37,449	$16,078
Net realized gain	342,067	61,448
Net change in unrealized appreciation (depreciation)	(267,411)	235,704
Net increase in net assets resulting from operations	112,105	313,230
Distributions to shareholders
Net investment income and net realized gains
Advisor Class	(146,687)	(35,611)
Institutional 3 Class	(138,628)	(32,886)
Total distributions to shareholders	(285,315)	(68,497)
Increase in net assets from capital stock activity	486,252	318,449
Total increase in net assets	313,042	563,182
Net assets at beginning of year	1,572,313	1,009,131
Net assets at end of year	$1,885,355	$1,572,313

	Columbia Adaptive Retirement 2060 Fund
	Year Ended		Year Ended
	March 31, 2022		March 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Advisor Class
Subscriptions	32,763	414,013	22,185	269,196
Distributions reinvested	11,975	146,687	3,031	35,611
Redemptions	(28,630)	(344,127)	(1,720)	(19,244)
Net increase	16,108	216,573	23,496	285,563
Institutional 3 Class
Subscriptions	44,852	571,184	—	—
Distributions reinvested	11,316	138,627	2,799	32,886
Redemptions	(36,098)	(440,132)	—	—
Net increase	20,070	269,679	2,799	32,886
Total net increase	36,178	486,252	26,295	318,449
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	53

Financial Highlights
Columbia Adaptive Retirement 2020 Fund
The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Advisor Class
Year Ended 3/31/2022	$10.92	0.20	0.07(c)	0.27	(0.48)	(3.35)	(3.83)
Year Ended 3/31/2021	$10.12	0.11	1.02	1.13	(0.26)	(0.07)	(0.33)
Year Ended 3/31/2020	$10.17	0.21	0.19	0.40	(0.41)	(0.04)	(0.45)
Year Ended 3/31/2019	$10.04	0.33	0.18	0.51	(0.35)	(0.03)	(0.38)
Year Ended 3/31/2018(d)	$10.00	0.03	0.04	0.07	(0.03)	—	(0.03)
Institutional 3 Class
Year Ended 3/31/2022	$10.92	0.20	0.08(c)	0.28	(0.49)	(3.35)	(3.84)
Year Ended 3/31/2021	$10.12	0.11	1.02	1.13	(0.26)	(0.07)	(0.33)
Year Ended 3/31/2020	$10.17	0.21	0.19	0.40	(0.41)	(0.04)	(0.45)
Year Ended 3/31/2019	$10.04	0.33	0.18	0.51	(0.35)	(0.03)	(0.38)
Year Ended 3/31/2018(d)	$10.00	0.03	0.04	0.07	(0.03)	—	(0.03)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	The Fund commenced operations on October 24, 2017. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Adaptive Retirement Funds | Annual Report 2022

Financial Highlights  (continued)
Columbia Adaptive Retirement 2020 Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Advisor Class
Year Ended 3/31/2022	$7.36	1.01%	5.30%	0.43%	1.98%	79%	$432
Year Ended 3/31/2021	$10.92	11.14%	1.78%	0.45%	1.03%	36%	$848
Year Ended 3/31/2020	$10.12	3.80%	1.52%	0.43%	2.05%	25%	$3,791
Year Ended 3/31/2019	$10.17	5.41%	1.87%	0.42%	3.27%	26%	$3,809
Year Ended 3/31/2018(d)	$10.04	0.71%	2.14%(e)	0.41%(e)	0.58%(e)	8%	$2,509
Institutional 3 Class
Year Ended 3/31/2022	$7.36	1.04%	5.32%	0.39%	2.00%	79%	$1,025
Year Ended 3/31/2021	$10.92	11.14%	1.73%	0.44%	1.02%	36%	$727
Year Ended 3/31/2020	$10.12	3.80%	1.52%	0.42%	2.05%	25%	$3,791
Year Ended 3/31/2019	$10.17	5.41%	1.87%	0.42%	3.27%	26%	$3,809
Year Ended 3/31/2018(d)	$10.04	0.71%	2.14%(e)	0.41%(e)	0.58%(e)	8%	$2,509
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	55

Financial Highlights
Columbia Adaptive Retirement 2025 Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Advisor Class
Year Ended 3/31/2022	$11.06	0.21	0.09	0.30	(0.56)	(2.17)	(2.73)
Year Ended 3/31/2021	$10.06	0.12	1.25	1.37	(0.28)	(0.09)	(0.37)
Year Ended 3/31/2020	$10.14	0.22	0.19	0.41	(0.43)	(0.06)	(0.49)
Year Ended 3/31/2019(c)	$10.00	0.34	0.20	0.54	(0.38)	(0.02)	(0.40)
Institutional 3 Class
Year Ended 3/31/2022	$11.06	0.21	0.11	0.32	(0.57)	(2.17)	(2.74)
Year Ended 3/31/2021	$10.06	0.11	1.26	1.37	(0.28)	(0.09)	(0.37)
Year Ended 3/31/2020	$10.14	0.22	0.19	0.41	(0.43)	(0.06)	(0.49)
Year Ended 3/31/2019(c)	$10.00	0.34	0.20	0.54	(0.38)	(0.02)	(0.40)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on April 4, 2018. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Adaptive Retirement Funds | Annual Report 2022

Financial Highlights  (continued)
Columbia Adaptive Retirement 2025 Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Advisor Class
Year Ended 3/31/2022	$8.63	1.63%	7.09%	0.43%	1.90%	48%	$549
Year Ended 3/31/2021	$11.06	13.63%	3.10%	0.45%	1.09%	40%	$722
Year Ended 3/31/2020	$10.06	3.89%	2.78%	0.42%	2.13%	29%	$1,761
Year Ended 3/31/2019(c)	$10.14	5.71%	3.75%(d)	0.42%(d)	3.50%(d)	28%	$1,775
Institutional 3 Class
Year Ended 3/31/2022	$8.64	1.78%	7.07%	0.39%	1.95%	48%	$538
Year Ended 3/31/2021	$11.06	13.63%	3.09%	0.44%	1.07%	40%	$598
Year Ended 3/31/2020	$10.06	3.89%	2.78%	0.42%	2.13%	29%	$1,761
Year Ended 3/31/2019(c)	$10.14	5.71%	3.75%(d)	0.42%(d)	3.50%(d)	28%	$1,775
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	57

Financial Highlights
Columbia Adaptive Retirement 2030 Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Advisor Class
Year Ended 3/31/2022	$10.99	0.20	0.08	0.28	(0.65)	(0.42)	(1.07)
Year Ended 3/31/2021	$9.82	0.08	1.53	1.61	(0.29)	(0.15)	(0.44)
Year Ended 3/31/2020	$9.91	0.31	0.07	0.38	(0.45)	(0.02)	(0.47)
Year Ended 3/31/2019	$10.05	0.35	0.20	0.55	(0.41)	(0.28)	(0.69)
Year Ended 3/31/2018(c)	$10.00	0.03	0.06	0.09	(0.04)	—	(0.04)
Institutional 3 Class
Year Ended 3/31/2022	$11.00	0.22	0.09	0.31	(0.67)	(0.42)	(1.09)
Year Ended 3/31/2021	$9.83	0.10	1.52	1.62	(0.30)	(0.15)	(0.45)
Year Ended 3/31/2020	$9.92	0.23	0.16	0.39	(0.46)	(0.02)	(0.48)
Year Ended 3/31/2019	$10.05	0.34	0.22	0.56	(0.41)	(0.28)	(0.69)
Year Ended 3/31/2018(c)	$10.00	0.03	0.06	0.09	(0.04)	—	(0.04)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on October 24, 2017. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Adaptive Retirement Funds | Annual Report 2022

Financial Highlights  (continued)
Columbia Adaptive Retirement 2030 Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Advisor Class
Year Ended 3/31/2022	$10.20	2.11%	3.68%	0.52%	1.75%	70%	$1,587
Year Ended 3/31/2021	$10.99	16.43%	3.87%	0.55%	0.77%	25%	$2,032
Year Ended 3/31/2020	$9.82	3.65%	5.30%	0.52%	3.00%	41%	$1,738
Year Ended 3/31/2019	$9.91	6.19%	8.55%	0.45%	3.40%	23%	$645
Year Ended 3/31/2018(c)	$10.05	0.86%	1.29%(d)	0.41%(d)	0.67%(d)	9%	$5,115
Institutional 3 Class
Year Ended 3/31/2022	$10.22	2.32%	3.56%	0.40%	1.94%	70%	$878
Year Ended 3/31/2021	$11.00	16.51%	3.77%	0.44%	0.91%	25%	$577
Year Ended 3/31/2020	$9.83	3.68%	5.21%	0.42%	2.20%	41%	$495
Year Ended 3/31/2019	$9.92	6.31%	8.52%	0.43%	3.34%	23%	$500
Year Ended 3/31/2018(c)	$10.05	0.86%	1.29%(d)	0.41%(d)	0.66%(d)	9%	$5,014
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	59

Financial Highlights
Columbia Adaptive Retirement 2035 Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Advisor Class
Year Ended 3/31/2022	$11.56	0.21	0.20	0.41	(0.82)	(0.49)	(1.31)
Year Ended 3/31/2021	$9.99	0.10	1.92	2.02	(0.32)	(0.13)	(0.45)
Year Ended 3/31/2020	$10.13	0.31	0.13	0.44	(0.52)	(0.06)	(0.58)
Year Ended 3/31/2019(c)	$10.00	0.40	0.18	0.58	(0.43)	(0.02)	(0.45)
Institutional 3 Class
Year Ended 3/31/2022	$11.56	0.23	0.20	0.43	(0.83)	(0.49)	(1.32)
Year Ended 3/31/2021	$10.00	0.11	1.91	2.02	(0.33)	(0.13)	(0.46)
Year Ended 3/31/2020	$10.13	0.25	0.20	0.45	(0.52)	(0.06)	(0.58)
Year Ended 3/31/2019(c)	$10.00	0.40	0.18	0.58	(0.43)	(0.02)	(0.45)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on April 4, 2018. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
60	Columbia Adaptive Retirement Funds | Annual Report 2022

Financial Highlights  (continued)
Columbia Adaptive Retirement 2035 Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Advisor Class
Year Ended 3/31/2022	$10.66	2.97%	5.43%	0.48%	1.80%	72%	$795
Year Ended 3/31/2021	$11.56	20.36%	5.61%	0.52%	0.90%	29%	$1,112
Year Ended 3/31/2020	$9.99	3.97%	6.94%	0.48%	2.90%	42%	$924
Year Ended 3/31/2019(c)	$10.13	6.31%	11.96%(d)	0.43%(d)	4.04%(d)	32%	$507
Institutional 3 Class
Year Ended 3/31/2022	$10.67	3.14%	5.36%	0.40%	1.94%	72%	$679
Year Ended 3/31/2021	$11.56	20.32%	5.56%	0.44%	1.03%	29%	$610
Year Ended 3/31/2020	$10.00	4.09%	6.89%	0.42%	2.37%	42%	$500
Year Ended 3/31/2019(c)	$10.13	6.31%	11.96%(d)	0.43%(d)	4.04%(d)	32%	$507
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	61

Financial Highlights
Columbia Adaptive Retirement 2040 Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Advisor Class
Year Ended 3/31/2022	$11.76	0.22	0.32	0.54	(0.99)	(0.47)	(1.46)
Year Ended 3/31/2021	$10.01	0.12	2.26	2.38	(0.36)	(0.27)	(0.63)
Year Ended 3/31/2020	$10.15	0.27	0.18	0.45	(0.55)	(0.04)	(0.59)
Year Ended 3/31/2019	$10.05	0.43	0.16	0.59	(0.45)	(0.04)	(0.49)
Year Ended 3/31/2018(c)	$10.00	0.03	0.07	0.10	(0.04)	(0.01)	(0.05)
Institutional 3 Class
Year Ended 3/31/2022	$11.77	0.23	0.32	0.55	(1.00)	(0.47)	(1.47)
Year Ended 3/31/2021	$10.01	0.13	2.26	2.39	(0.36)	(0.27)	(0.63)
Year Ended 3/31/2020	$10.15	0.26	0.19	0.45	(0.55)	(0.04)	(0.59)
Year Ended 3/31/2019	$10.05	0.44	0.15	0.59	(0.45)	(0.04)	(0.49)
Year Ended 3/31/2018(c)	$10.00	0.03	0.07	0.10	(0.04)	(0.01)	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on October 24, 2017. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
62	Columbia Adaptive Retirement Funds | Annual Report 2022

Financial Highlights  (continued)
Columbia Adaptive Retirement 2040 Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Advisor Class
Year Ended 3/31/2022	$10.84	3.89%	5.33%	0.47%	1.81%	79%	$590
Year Ended 3/31/2021	$11.76	23.95%	6.19%	0.50%	1.04%	28%	$927
Year Ended 3/31/2020	$10.01	4.03%	7.83%	0.45%	2.51%	41%	$598
Year Ended 3/31/2019	$10.15	6.54%	10.76%	0.43%	4.26%	30%	$527
Year Ended 3/31/2018(c)	$10.05	0.96%	8.70%(d)	0.42%(d)	0.72%(d)	9%	$531
Institutional 3 Class
Year Ended 3/31/2022	$10.85	3.94%	5.31%	0.40%	1.92%	79%	$920
Year Ended 3/31/2021	$11.77	24.10%	6.15%	0.44%	1.15%	28%	$657
Year Ended 3/31/2020	$10.01	4.05%	7.84%	0.42%	2.45%	41%	$513
Year Ended 3/31/2019	$10.15	6.55%	10.75%	0.43%	4.34%	30%	$508
Year Ended 3/31/2018(c)	$10.05	0.96%	8.69%(d)	0.42%(d)	0.72%(d)	9%	$503
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	63

Financial Highlights
Columbia Adaptive Retirement 2045 Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Advisor Class
Year Ended 3/31/2022	$12.03	0.23	0.43	0.66	(1.16)	(0.46)	(1.62)
Year Ended 3/31/2021	$9.87	0.15	2.59	2.74	(0.41)	(0.17)	(0.58)
Year Ended 3/31/2020	$10.12	0.28	0.17	0.45	(0.60)	(0.10)	(0.70)
Year Ended 3/31/2019(c)	$10.00	0.45	0.16	0.61	(0.46)	(0.03)	(0.49)
Institutional 3 Class
Year Ended 3/31/2022	$12.03	0.24	0.42	0.66	(1.16)	(0.46)	(1.62)
Year Ended 3/31/2021	$9.87	0.14	2.60	2.74	(0.41)	(0.17)	(0.58)
Year Ended 3/31/2020	$10.12	0.28	0.17	0.45	(0.60)	(0.10)	(0.70)
Year Ended 3/31/2019(c)	$10.00	0.45	0.16	0.61	(0.46)	(0.03)	(0.49)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on April 4, 2018. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
64	Columbia Adaptive Retirement Funds | Annual Report 2022

Financial Highlights  (continued)
Columbia Adaptive Retirement 2045 Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Advisor Class
Year Ended 3/31/2022	$11.07	4.67%	5.72%	0.45%	1.81%	89%	$450
Year Ended 3/31/2021	$12.03	27.94%	7.06%	0.48%	1.29%	18%	$797
Year Ended 3/31/2020	$9.87	3.92%	8.27%	0.43%	2.60%	35%	$494
Year Ended 3/31/2019(c)	$10.12	6.89%	11.97%(d)	0.43%(d)	4.59%(d)	30%	$506
Institutional 3 Class
Year Ended 3/31/2022	$11.07	4.71%	5.72%	0.40%	1.95%	89%	$837
Year Ended 3/31/2021	$12.03	27.96%	7.05%	0.44%	1.27%	18%	$633
Year Ended 3/31/2020	$9.87	3.92%	8.27%	0.42%	2.61%	35%	$494
Year Ended 3/31/2019(c)	$10.12	6.89%	11.98%(d)	0.43%(d)	4.59%(d)	30%	$506
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	65

Financial Highlights
Columbia Adaptive Retirement 2050 Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Advisor Class
Year Ended 3/31/2022	$12.28	0.23	0.53	0.76	(1.30)	(0.67)	(1.97)
Year Ended 3/31/2021	$9.93	0.15	2.83	2.98	(0.41)	(0.22)	(0.63)
Year Ended 3/31/2020	$10.15	0.28	0.17	0.45	(0.61)	(0.06)	(0.67)
Year Ended 3/31/2019	$10.06	0.47	0.15	0.62	(0.49)	(0.04)	(0.53)
Year Ended 3/31/2018(c)	$10.00	0.03	0.08	0.11	(0.05)	—	(0.05)
Institutional 3 Class
Year Ended 3/31/2022	$12.29	0.23	0.51	0.74	(1.30)	(0.67)	(1.97)
Year Ended 3/31/2021	$9.93	0.16	2.84	3.00	(0.42)	(0.22)	(0.64)
Year Ended 3/31/2020	$10.15	0.28	0.17	0.45	(0.61)	(0.06)	(0.67)
Year Ended 3/31/2019	$10.06	0.47	0.15	0.62	(0.49)	(0.04)	(0.53)
Year Ended 3/31/2018(c)	$10.00	0.03	0.08	0.11	(0.05)	—	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on October 24, 2017. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
66	Columbia Adaptive Retirement Funds | Annual Report 2022

Financial Highlights  (continued)
Columbia Adaptive Retirement 2050 Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Advisor Class
Year Ended 3/31/2022	$11.07	5.20%	5.51%	0.41%	1.82%	89%	$245
Year Ended 3/31/2021	$12.28	30.31%	6.59%	0.49%	1.29%	37%	$650
Year Ended 3/31/2020	$9.93	3.91%	8.16%	0.43%	2.60%	31%	$501
Year Ended 3/31/2019	$10.15	7.01%	11.02%	0.43%	4.73%	27%	$508
Year Ended 3/31/2018(c)	$10.06	1.08%	8.76%(d)	0.42%(d)	0.77%(d)	8%	$503
Institutional 3 Class
Year Ended 3/31/2022	$11.06	5.04%	5.52%	0.40%	1.81%	89%	$1,269
Year Ended 3/31/2021	$12.29	30.45%	6.59%	0.44%	1.39%	37%	$647
Year Ended 3/31/2020	$9.93	3.91%	8.16%	0.42%	2.60%	31%	$496
Year Ended 3/31/2019	$10.15	7.01%	11.02%	0.43%	4.73%	27%	$508
Year Ended 3/31/2018(c)	$10.06	1.08%	8.76%(d)	0.42%(d)	0.77%(d)	8%	$503
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	67

Financial Highlights
Columbia Adaptive Retirement 2055 Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Advisor Class
Year Ended 3/31/2022	$12.25	0.23	0.53	0.76	(1.35)	(0.42)	(1.77)
Year Ended 3/31/2021	$9.83	0.17	2.83	3.00	(0.41)	(0.17)	(0.58)
Year Ended 3/31/2020	$10.12	0.29	0.16	0.45	(0.63)	(0.11)	(0.74)
Year Ended 3/31/2019(c)	$10.00	0.47	0.15	0.62	(0.47)	(0.03)	(0.50)
Institutional 3 Class
Year Ended 3/31/2022	$12.26	0.23	0.52	0.75	(1.35)	(0.42)	(1.77)
Year Ended 3/31/2021	$9.83	0.16	2.85	3.01	(0.41)	(0.17)	(0.58)
Year Ended 3/31/2020	$10.12	0.29	0.16	0.45	(0.63)	(0.11)	(0.74)
Year Ended 3/31/2019(c)	$10.00	0.47	0.15	0.62	(0.47)	(0.03)	(0.50)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on April 4, 2018. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
68	Columbia Adaptive Retirement Funds | Annual Report 2022

Financial Highlights  (continued)
Columbia Adaptive Retirement 2055 Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Advisor Class
Year Ended 3/31/2022	$11.24	5.28%	5.19%	0.45%	1.76%	81%	$364
Year Ended 3/31/2021	$12.25	30.78%	7.38%	0.46%	1.51%	16%	$764
Year Ended 3/31/2020	$9.83	3.82%	8.25%	0.43%	2.67%	33%	$491
Year Ended 3/31/2019(c)	$10.12	7.05%	12.00%(d)	0.43%(d)	4.73%(d)	29%	$506
Institutional 3 Class
Year Ended 3/31/2022	$11.24	5.22%	5.19%	0.40%	1.82%	81%	$1,264
Year Ended 3/31/2021	$12.26	30.89%	7.38%	0.44%	1.37%	16%	$643
Year Ended 3/31/2020	$9.83	3.83%	8.25%	0.42%	2.68%	33%	$491
Year Ended 3/31/2019(c)	$10.12	7.05%	12.00%(d)	0.43%(d)	4.73%(d)	29%	$506
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	69

Financial Highlights
Columbia Adaptive Retirement 2060 Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Advisor Class
Year Ended 3/31/2022	$12.28	0.22	0.56	0.78	(1.23)	(0.35)	(1.58)
Year Ended 3/31/2021	$9.92	0.14	2.88	3.02	(0.42)	(0.24)	(0.66)
Year Ended 3/31/2020	$10.15	0.28	0.17	0.45	(0.62)	(0.06)	(0.68)
Year Ended 3/31/2019	$10.06	0.47	0.14	0.61	(0.49)	(0.03)	(0.52)
Year Ended 3/31/2018(c)	$10.00	0.03	0.08	0.11	(0.04)	(0.01)	(0.05)
Institutional 3 Class
Year Ended 3/31/2022	$12.28	0.25	0.55	0.80	(1.24)	(0.35)	(1.59)
Year Ended 3/31/2021	$9.92	0.15	2.87	3.02	(0.42)	(0.24)	(0.66)
Year Ended 3/31/2020	$10.15	0.28	0.17	0.45	(0.62)	(0.06)	(0.68)
Year Ended 3/31/2019	$10.06	0.47	0.14	0.61	(0.49)	(0.03)	(0.52)
Year Ended 3/31/2018(c)	$10.00	0.03	0.08	0.11	(0.04)	(0.01)	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on October 24, 2017. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
70	Columbia Adaptive Retirement Funds | Annual Report 2022

Financial Highlights  (continued)
Columbia Adaptive Retirement 2060 Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Advisor Class
Year Ended 3/31/2022	$11.48	5.55%	5.10%	0.46%	1.69%	68%	$1,048
Year Ended 3/31/2021	$12.28	30.70%	7.22%	0.46%	1.27%	16%	$924
Year Ended 3/31/2020	$9.92	3.85%	8.09%	0.43%	2.60%	31%	$513
Year Ended 3/31/2019	$10.15	6.93%	10.98%	0.43%	4.73%	26%	$514
Year Ended 3/31/2018(c)	$10.06	1.11%	8.73%(d)	0.42%(d)	0.77%(d)	7%	$508
Institutional 3 Class
Year Ended 3/31/2022	$11.49	5.68%	5.03%	0.40%	1.93%	68%	$837
Year Ended 3/31/2021	$12.28	30.72%	7.19%	0.44%	1.35%	16%	$649
Year Ended 3/31/2020	$9.92	3.86%	8.09%	0.42%	2.61%	31%	$496
Year Ended 3/31/2019	$10.15	6.93%	10.97%	0.43%	4.73%	26%	$508
Year Ended 3/31/2018(c)	$10.06	1.11%	8.73%(d)	0.42%(d)	0.77%(d)	7%	$503
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2022	71

Notes to Financial Statements
March 31, 2022
Note 1. Organization
Columbia Funds Series Trust I (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies. Columbia Funds Series Trust I is organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Adaptive Retirement 2020 Fund, Columbia Adaptive Retirement 2025 Fund, Columbia Adaptive Retirement 2030 Fund, Columbia Adaptive Retirement 2035 Fund, Columbia Adaptive Retirement 2040 Fund, Columbia Adaptive Retirement 2045 Fund, Columbia Adaptive Retirement 2050 Fund, Columbia Adaptive Retirement 2055 Fund and Columbia Adaptive Retirement 2060 Fund. Each Fund currently operates as a diversified fund.
Each Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates, as well as third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). Each Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at columbiathreadneedleus.com/investor/.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Funds offer each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
Advisor Class and Institutional 3 Class shares are available for purchase through authorized investment professionals, to omnibus retirement plans or to institutional and to certain other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
72	Columbia Adaptive Retirement Funds | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
For federal income tax purposes, each Fund is treated as a separate entity. The Funds intend to qualify each year as separate regulated investment companies under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their investment company taxable income and net capital gain, if any, for their tax year, and as such will
Columbia Adaptive Retirement Funds | Annual Report 2022	73

Notes to Financial Statements  (continued)
March 31, 2022
not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their ordinary income, capital gain net income and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Funds have entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides each Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated Underlying Funds that pay a management or advisory fee to the Investment Manager and (ii) 0.47% on its assets that are invested in securities, instruments and other assets not described above, including without limitation affiliated funds that do not pay a management or advisory fee to the Investment Manager, third party funds, derivatives and individual securities.
The effective management services fee rates based on each Fund’s average daily net assets for the year ended March 31, 2022 were as follows:
Effective management services fee rate (%)
Columbia Adaptive Retirement 2020 Fund	0.45
Columbia Adaptive Retirement 2025 Fund	0.45
Columbia Adaptive Retirement 2030 Fund	0.45
Columbia Adaptive Retirement 2035 Fund	0.45
Columbia Adaptive Retirement 2040 Fund	0.45
Columbia Adaptive Retirement 2045 Fund	0.45
Columbia Adaptive Retirement 2050 Fund	0.45
Columbia Adaptive Retirement 2055 Fund	0.45
Columbia Adaptive Retirement 2060 Fund	0.45
In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and
74	Columbia Adaptive Retirement Funds | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
remains in the Funds until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Funds. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended March 31, 2022, the Funds’ effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Fund	Advisor Class (%)	Institutional 3 Class (%)
Columbia Adaptive Retirement 2020 Fund	0.04	0.01
Columbia Adaptive Retirement 2025 Fund	0.03	0.01
Columbia Adaptive Retirement 2030 Fund	0.12	0.01
Columbia Adaptive Retirement 2035 Fund	0.08	0.01
Columbia Adaptive Retirement 2040 Fund	0.07	0.01
Columbia Adaptive Retirement 2045 Fund	0.05	0.01
Columbia Adaptive Retirement 2050 Fund	0.01	0.01
Columbia Adaptive Retirement 2055 Fund	0.04	0.01
Columbia Adaptive Retirement 2060 Fund	0.06	0.01
Distribution and service fees
The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Funds do not pay the Distributor a fee for the distribution services it provides to the Funds.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, including indirect expenses of the
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Notes to Financial Statements  (continued)
March 31, 2022
Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Fee Rate Contractual through July 31, 2022
	Advisor Class (%)	Institutional 3 Class (%)
Columbia Adaptive Retirement 2020 Fund	0.64	0.45
Columbia Adaptive Retirement 2025 Fund	0.64	0.45
Columbia Adaptive Retirement 2030 Fund	0.64	0.45
Columbia Adaptive Retirement 2035 Fund	0.64	0.45
Columbia Adaptive Retirement 2040 Fund	0.64	0.45
Columbia Adaptive Retirement 2045 Fund	0.64	0.45
Columbia Adaptive Retirement 2050 Fund	0.64	0.45
Columbia Adaptive Retirement 2055 Fund	0.64	0.45
Columbia Adaptive Retirement 2060 Fund	0.64	0.45
In addition, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for each Fund through July 31, 2031, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, will not exceed the annual rates of 0.68% for Advisor Class and 0.50% for Institutional 3 Class as a percentage of the classes’ average daily net assets.
Under the agreements governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At March 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, post-October capital losses, late-year ordinary losses, re-characterization of distributions for investments and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
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Notes to Financial Statements  (continued)
March 31, 2022
The following reclassifications were made:
Fund	Undistributed net investment income ($)	Accumulated net realized gain (loss) ($)	Paid in capital increase ($)
Columbia Adaptive Retirement 2020 Fund	50,969	(50,969)	—
Columbia Adaptive Retirement 2025 Fund	46,591	(46,591)	—
Columbia Adaptive Retirement 2030 Fund	125,999	(125,999)	—
Columbia Adaptive Retirement 2035 Fund	102,169	(102,169)	—
Columbia Adaptive Retirement 2040 Fund	128,417	(128,417)	—
Columbia Adaptive Retirement 2045 Fund	143,104	(143,104)	—
Columbia Adaptive Retirement 2050 Fund	159,193	(159,193)	—
Columbia Adaptive Retirement 2055 Fund	176,973	(176,973)	—
Columbia Adaptive Retirement 2060 Fund	185,230	(185,230)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
	Year Ended March 31, 2022			Year Ended March 31, 2021
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
Columbia Adaptive Retirement 2020 Fund	163,011	541,745	704,756	199,389	49,487	248,876
Columbia Adaptive Retirement 2025 Fund	102,739	252,721	355,460	101,173	31,772	132,945
Columbia Adaptive Retirement 2030 Fund	196,340	98,697	295,037	68,985	31,320	100,305
Columbia Adaptive Retirement 2035 Fund	159,412	59,565	218,977	46,977	18,122	65,099
Columbia Adaptive Retirement 2040 Fund	178,142	64,036	242,178	45,947	34,216	80,163
Columbia Adaptive Retirement 2045 Fund	189,586	56,554	246,140	46,153	19,418	65,571
Columbia Adaptive Retirement 2050 Fund	217,072	73,787	290,859	49,663	26,975	76,638
Columbia Adaptive Retirement 2055 Fund	229,541	51,274	280,815	45,489	18,659	64,148
Columbia Adaptive Retirement 2060 Fund	236,824	48,491	285,315	43,737	24,760	68,497
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2022, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
Columbia Adaptive Retirement 2020 Fund	—	76,598	—	(12,617)
Columbia Adaptive Retirement 2025 Fund	—	73,502	—	(14,367)
Columbia Adaptive Retirement 2030 Fund	—	162,172	—	(108,346)
Columbia Adaptive Retirement 2035 Fund	—	134,627	—	(58,503)
Columbia Adaptive Retirement 2040 Fund	—	168,505	—	(58,112)
Columbia Adaptive Retirement 2045 Fund	—	189,514	—	(54,549)
Columbia Adaptive Retirement 2050 Fund	—	219,072	—	(63,877)
Columbia Adaptive Retirement 2055 Fund	—	241,845	—	(88,629)
Columbia Adaptive Retirement 2060 Fund	—	249,253	—	(94,685)
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Notes to Financial Statements  (continued)
March 31, 2022
At March 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
Columbia Adaptive Retirement 2020 Fund	1,487,173	18,177	(30,794)	(12,617)
Columbia Adaptive Retirement 2025 Fund	1,119,087	10,962	(25,329)	(14,367)
Columbia Adaptive Retirement 2030 Fund	2,593,410	21,817	(130,163)	(108,346)
Columbia Adaptive Retirement 2035 Fund	1,551,049	13,418	(71,921)	(58,503)
Columbia Adaptive Retirement 2040 Fund	1,585,584	12,763	(70,875)	(58,112)
Columbia Adaptive Retirement 2045 Fund	1,359,359	10,550	(65,099)	(54,549)
Columbia Adaptive Retirement 2050 Fund	1,594,833	11,905	(75,782)	(63,877)
Columbia Adaptive Retirement 2055 Fund	1,734,992	12,311	(100,940)	(88,629)
Columbia Adaptive Retirement 2060 Fund	1,996,626	10,143	(104,828)	(94,685)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2022, the Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on April 1, 2022.
Fund	Late year ordinary losses ($)	Post-October capital losses ($)
Columbia Adaptive Retirement 2020 Fund	472	28,202
Columbia Adaptive Retirement 2025 Fund	1	11,846
Columbia Adaptive Retirement 2030 Fund	1,991	19,863
Columbia Adaptive Retirement 2035 Fund	1,084	13,823
Columbia Adaptive Retirement 2040 Fund	1,030	33,950
Columbia Adaptive Retirement 2045 Fund	818	47,592
Columbia Adaptive Retirement 2050 Fund	889	74,742
Columbia Adaptive Retirement 2055 Fund	913	84,957
Columbia Adaptive Retirement 2060 Fund	1,101	90,900
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
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Notes to Financial Statements  (continued)
March 31, 2022
Note 5. Portfolio information
For the year ended March 31, 2022, the cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)
Columbia Adaptive Retirement 2020 Fund	1,424,549	1,500,024
Columbia Adaptive Retirement 2025 Fund	641,869	829,287
Columbia Adaptive Retirement 2030 Fund	2,007,644	2,030,087
Columbia Adaptive Retirement 2035 Fund	1,299,374	1,426,712
Columbia Adaptive Retirement 2040 Fund	1,528,113	1,442,223
Columbia Adaptive Retirement 2045 Fund	1,535,374	1,485,256
Columbia Adaptive Retirement 2050 Fund	1,958,255	1,538,709
Columbia Adaptive Retirement 2055 Fund	1,954,180	1,498,572
Columbia Adaptive Retirement 2060 Fund	1,870,544	1,325,617
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, each Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Funds did not borrow or lend money under the Interfund Program during the year ended March 31, 2022.
Note 8. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or
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Notes to Financial Statements  (continued)
March 31, 2022
renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
No Fund had borrowings during the year ended March 31, 2022.
Note 9. Significant risks
Alternative strategies investment and multi-asset/tactical strategies risk
An investment in alternative investment strategies and multi-asset/tactical strategies (the Strategies) involves risks, which may be significant. The Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. The Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Funds may lose money.
Market risk
The Funds may incur losses due to declines in the value of one or more securities in which they invest. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Funds’ ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems,
80	Columbia Adaptive Retirement Funds | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds’ ability to achieve their investment objective. Any such event could have a significant adverse impact on the value and risk profile of the Funds.
Shareholder concentration risk
At March 31, 2022, certain shareholder accounts owned more than 10% of the outstanding shares of one or more of the Funds. For unaffiliated shareholder accounts, the Funds have no knowledge about whether any portion of those shares were owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
The number of accounts and aggregate percentages of shares outstanding held therein were as follows:
Fund	Number of unaffiliated accounts	Percentage of shares outstanding held — unaffiliated (%)	Percentage of shares outstanding held — affiliated (%)
Columbia Adaptive Retirement 2020 Fund	1	50.9	38.9
Columbia Adaptive Retirement 2025 Fund	2	22.5	77.2
Columbia Adaptive Retirement 2030 Fund	2	91.9	—
Columbia Adaptive Retirement 2035 Fund	2	63.1	36.1
Columbia Adaptive Retirement 2040 Fund	2	60.7	35.5
Columbia Adaptive Retirement 2045 Fund	2	56.6	43.0
Columbia Adaptive Retirement 2050 Fund	1	68.2	31.2
Columbia Adaptive Retirement 2055 Fund	1	63.3	28.7
Columbia Adaptive Retirement 2060 Fund	2	62.1	37.8
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings
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Notes to Financial Statements  (continued)
March 31, 2022
could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Funds.
82	Columbia Adaptive Retirement Funds | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Adaptive Retirement 2020 Fund, Columbia Adaptive Retirement 2025 Fund, Columbia Adaptive Retirement 2030 Fund, Columbia Adaptive Retirement 2035 Fund, Columbia Adaptive Retirement 2040 Fund, Columbia Adaptive Retirement 2045 Fund, Columbia Adaptive Retirement 2050 Fund, Columbia Adaptive Retirement 2055 Fund, and Columbia Adaptive Retirement 2060 Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Adaptive Retirement 2020 Fund, Columbia Adaptive Retirement 2025 Fund, Columbia Adaptive Retirement 2030 Fund, Columbia Adaptive Retirement 2035 Fund, Columbia Adaptive Retirement 2040 Fund, Columbia Adaptive Retirement 2045 Fund, Columbia Adaptive Retirement 2050 Fund, Columbia Adaptive Retirement 2055 Fund, and Columbia Adaptive Retirement 2060 Fund (nine of the funds constituting Columbia Funds Series Trust I, hereafter collectively referred to as the "Funds") as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 23, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Adaptive Retirement Funds | Annual Report 2022	83

Federal Income Tax Information
(Unaudited)
The Funds hereby designate the following tax attributes for the fiscal year ended March 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Capital gain dividend
Columbia Adaptive Retirement 2020 Fund	$106,119
Columbia Adaptive Retirement 2025 Fund	$102,161
Columbia Adaptive Retirement 2030 Fund	$214,745
Columbia Adaptive Retirement 2035 Fund	$171,230
Columbia Adaptive Retirement 2040 Fund	$201,221
Columbia Adaptive Retirement 2045 Fund	$219,258
Columbia Adaptive Retirement 2050 Fund	$247,077
Columbia Adaptive Retirement 2055 Fund	$270,848
Columbia Adaptive Retirement 2060 Fund	$278,153
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
84	Columbia Adaptive Retirement Funds | Annual Report 2022

TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Funds’ operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Columbia Adaptive Retirement Funds | Annual Report 2022	85

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
86	Columbia Adaptive Retirement Funds | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Adaptive Retirement Funds | Annual Report 2022	87

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
88	Columbia Adaptive Retirement Funds | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Funds’ Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Trusts as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is the President and Principal Executive Officer, the Funds’ other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Columbia Adaptive Retirement Funds | Annual Report 2022	89

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
90	Columbia Adaptive Retirement Funds | Annual Report 2022

Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a liquidity risk management program ("Program"). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for each Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the “Committee”). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in each Fund may be subject.
Columbia Adaptive Retirement Funds | Annual Report 2022	91

Additional information
If you elect to receive the shareholder report for the Funds in paper, mailed to you, the Funds mail one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Funds electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Funds’ shareholder report is available at the Funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Funds hold investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the SEC’s website at sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Funds, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
92	Columbia Adaptive Retirement Funds | Annual Report 2022

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Columbia Adaptive Retirement Funds
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Funds, go to
columbiathreadneedleus.com/investor/. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN295_03_M01_(05/22)

Annual Report
March 31, 2022
Multi-Manager Growth Strategies Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Growth Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Growth Strategies Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Columbia Management Investment Advisers, LLC
Thomas Galvin, CFA
Richard Carter
Todd Herget
Loomis, Sayles & Company, L.P.
Aziz Hamzaogullari, CFA
Los Angeles Capital Management LLC
Thomas Stevens, CFA
Hal Reynolds, CFA
Daniel Allen, CFA
Daniel Arche, CFA
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended March 31, 2022)
	Inception	1 Year	5 Years	Life
Institutional Class*	01/03/17	6.57	17.78	14.94
Institutional 3 Class*	12/18/19	6.76	17.83	14.96
Russell 1000 Growth Index		14.98	20.88	17.34
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of the Fund’s Institutional Class shares include the returns of the Fund’s Class A shares for the period from April 20, 2012 (the inception date of the Fund) through January 2, 2017. Returns shown for periods prior to the inception date of the Fund’s Institutional 3 Class shares include the returns of the Fund’s Class A shares for the period from April 20, 2012 through January 2, 2017 and the returns of the Institutional Class shares from January 3, 2017 through December 17, 2019. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Growth Strategies Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 20, 2012 — March 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Growth Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2022)
Common Stocks	98.8
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at March 31, 2022)
Communication Services	10.7
Consumer Discretionary	15.5
Consumer Staples	4.1
Energy	0.3
Financials	3.9
Health Care	14.4
Industrials	8.0
Information Technology	41.5
Materials	0.6
Real Estate	1.0
Utilities	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at March 31, 2022)
Information Technology
Application Software	7.9
Communications Equipment	0.0(a)
Data Processing & Outsourced Services	6.5
Electronic Equipment & Instruments	0.0(a)
Electronic Manufacturing Services	0.7
Internet Services & Infrastructure	0.7
IT Consulting & Other Services	0.9
Semiconductor Equipment	1.4
Semiconductors	8.7
Systems Software	10.5
Technology Hardware, Storage & Peripherals	4.2
Total	41.5

(a)	Rounds to zero.
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Growth Strategies Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
Columbia Management Investment Advisers, LLC (CMIA) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other sleeves independently of each other and CMIA. A portion of the Fund’s assets is subadvised by Loomis, Sayles & Company, L.P. (Loomis Sayles) and Los Angeles Capital Management LLC (Los Angeles Capital). As of March 31, 2022, CMIA, Loomis Sayles and Los Angeles Capital managed approximately 26.7%, 34.6% and 38.7% of the portfolio, respectively
For the 12-month period that ended March 31, 2022, Institutional Class shares of Multi-Manager Growth Strategies Fund returned 6.57%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 14.98% for the same time period.
Market overview
U.S. equities posted gains for the 12-month period that ended March 31, 2022. As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low. The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. High-growth companies came under intense selling pressure and many investors crowded back to more defensive and established growth stocks, rotating away from longer duration growth stocks. This shift was most evident in the information technology sector, as many high-growth software and payment platforms — many of which were very strong performers in 2020 — sold off meaningfully. This trend was also apparent in many consumer and health care industries.
The first three months of 2022 brought a rocky start, with most major indices returning in negative territory as markets grappled with individual stock volatility, the number and timing of interest rate hikes by the Fed, inflation and geopolitical tensions. Of most significance, the invasion of Ukraine by Russia on February 24, 2022, roiled global markets and drove significant sell-offs. The conflict pressured the outlook for global growth and raised fresh concerns about supply chains, weighing heavily on investor sentiment. In addition, the resulting sanctions from the United States and other nations contributed to a spike in commodity prices by restricting the supply of oil and other raw materials. This development further weighed on the markets by fueling expectations that inflation, which was already accelerating, would rise to an even greater extent. As a result, investors began to factor in the possibility of very aggressive interest rate hikes by the Fed over the remainder of 2022.
CMIA
Our portion of the Fund underperformed its benchmark during the period.
Notable detractors within our portion of the Fund during the period
•	Our portion of the Fund’s underperformance of its benchmark can be attributed primarily to stock selection, most notably within the information technology sector. Selections within the communication services, consumer discretionary, health care and industrials sectors also detracted from results relative to the benchmark.
•	Within information technology, a position in RingCentral, Inc. came under pressure on valuation concerns as 2021 drew to a close, despite the firm reporting an impressive quarter with double-digit revenue growth, beating estimates and announcing a new strategic partnership with Mitel.
•	Also within the information technology sector, software company DocuSign, Inc. was a notable detractor in our portion of the Fund. Shares of DocuSign sold off sharply following the firm’s earnings report that missed billings expectations and signaled more normalized buying patterns following the pandemic. We sold our portion of the Fund’s shares in DocuSign before the close of the period.
•	Within the health care sector, biotech company Exact Sciences Corp., best known for its lead product Cologuard, pulled back as the COVID-19 Delta variant impacted the firm’s sales representatives’ access to doctors’ offices, which limited new sales opportunities. COVID-19 continued to impact the amount of doctor office visits for routine care and physicals, but we believe these trends should prove to be transitory and a near-term headwind.
Multi-Manager Growth Strategies Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Within the consumer discretionary sector, a holding in high-growth, pet supply e-commerce leader Chewy, Inc. in our portion of the Fund pulled back and detracted from relative returns, as e-commerce trends moderated off highs from 2020. Investors remained on the sideline as the firm met revenue estimates but continued to navigate supply-line challenges and higher costs.
•	Not owning ultra mega-cap names Apple and Microsoft proved to be a headwind during the period, as both companies have mass concentration in the Russell 1000 Growth Index and outperformed.
Notable contributors within our portion of the Fund during the period
•	The consumer staples sector was an area of contribution in our portion of the Fund during the period, as both stock selection and an overweight allocation benefited our portion of the Fund.
○	A position in Costco Wholesale benefited results as the company reported better-than-expected same-store sales and acceleration of store growth. We believed Costco continued to execute well and navigate supply chain challenges. The company continued to sign up new members and open new stores, which helped to offset some of the inflationary challenges such as freight costs.
•	Though the information technology sector was the largest area of detraction, several companies in the sector were among the Fund’s top contributors in our portion of the Fund during the period, including NVIDIA Corp, Enphase Energy, Inc., Intuit, Inc. and CrowdStrike Holdings, Inc.
○	NVIDIA saw broad strength across all its semiconductor/software platforms and increased guidance during the period. The firm also announced a new data center CPU and continued progress on building software/services partnerships for its Drive Platform with a Mercedes deal.
○	Enphase Energy, a Fund position established early in the period, rallied materially. The firm navigated supply chain issues, beating revenue estimates with 97% year-over-year growth and increased guidance. Management noted high demand for their solar microinverters and energy storage offerings, which we believe should continue to grow as society transitions away from fossil fuels.
○	Software company Intuit, Inc. contributed to our portion of the Fund as the market rotated to more defensive and established software names in the latter half of the period.
○	CrowdStrike Holdings, which provides cloud workload and endpoint security, threat intelligence, and cyberattack response services, benefited from a rising demand for cloud native security solutions. CrowdStrikes’s Falcon platform was the first multi-tenant, cloud native, intelligent security solution for protecting workloads across on-premises, virtualized and cloud-based environments running on a variety of endpoints. That includes desktops, laptops, mobile devices, servers, virtual machines, cloud workloads, cloud containers and Internet of Things devices.
•	Within the health care sector, cardiovascular device provider Edwards Lifesciences proved beneficial to our portion of the Fund, posting solid returns. The company beat earnings expectations and noted an increase in medical procedures during the summer of 2021 indicating a post-COVID-19 recovery for the company.
Los Angeles Capital
Our portion of the Fund outperformed its benchmark during the period, benefiting from its exposure to large cap growth businesses which have navigated the inflationary environment well. The strategy benefited from its exposure to companies with positive earnings estimate revisions and which have demonstrated superior operating skill.
Notable contributors within our portion of the Fund during the period
•	Technology, biotechnology and consumer staples were among the three strongest contributing market sectors to the strategy’s performance on a relative basis. All three sectors returned positive absolute returns. The positive contributions within the three sectors were driven by both allocation and stock selection.
○	Stock selection was notably strong within the technology sector as the strategy embraced innovative businesses navigating the economic recovery and inflationary environment.
6	Multi-Manager Growth Strategies Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	The consumer staples sector lagged the overall market over the trailing one-year and the strategy’s average underweight to the sector contributed positively to performance.
•	An average underweight to PayPal Holdings Inc. and average overweights to Pool Corporation and Fortinet Inc. provided the strongest positive contributions to relative performance over the period.
○	The portfolio favored Fortinet and Pool Corporation due to their operating skill and growth prospects, characteristics which we believe were favored by investors during the period.
○	The portfolio held a lower exposure to PayPal Holdings relative to the benchmark given its bearish earnings outlook and analyst sentiment, as well as its lack of fundamental support.
Notable detractors within our portion of the Fund during the period
•	Health care, financials and retail were the three market sectors that detracted the most from the strategy’s performance on a relative basis.
○	Retail and financials provided positive absolute returns for the reporting period, while holdings in the health care sector generated negative absolute returns.
○	Stock selection across the three sector groupings detracted from performance over the reporting period.
○	From an allocation perspective, an average overweight to financials aided the strategy’s relative performance given the sector’s overall strength, while average overweights to retail and health care held performance back as these economic segments trailed the broader market.
•	An average overweight to DocuSign Inc. and average underweights to Microsoft Corp and Eli Lilly & Co. provided the largest negative contributions to the strategy’s relative performance over the reporting period.
○	Regulatory position limitations contributed to the portfolio’s lower exposure to Microsoft, despite the optimistic outlook for the business and the robust returns recorded.
○	Eli Lilly & Co. outperformed the broader market in spite of a weaker longer-term valuation outlook.
○	Despite displaying growth efficiency, DocuSign saw its stock price decline over the reporting period as it delivered earnings results below analyst expectations.
Loomis Sayles
Our portion of the Fund underperformed the benchmark during the period. We do not attempt to forecast economic or market factors in order to position the portfolio. Through our proprietary bottom-up fundamental research framework, we look to invest in high quality businesses with sustainable competitive advantages and profitable growth when they are trading at significant discounts to our estimate of intrinsic value.
Notable detractors within our portion of the Fund during the period
•	Stock selection in the consumer discretionary, industrials, consumer staples, communication services, information technology, energy and financials sectors detracted from performance versus the benchmark in our portion of the Fund.
•	Allocations to the communication services, information technology and industrials sectors, also detracted from relative performance.
•	Alibaba Group Holding Ltd., Meta Platforms, Inc. and Boeing Co. were among the largest detractors from performance in our portion of the Fund during the period.
○	Alibaba is a leading Chinese e-commerce and consumer-engagement platform provider. Shares have been under pressure since late 2020 due to investor concern regarding increasing regulatory intervention by the Chinese government. More recently, we have observed increasing competitive pressure in two of the company’s smaller but faster-growing contributors: video streaming and penetration in lower-tier cities. We continue to believe that
Multi-Manager Growth Strategies Fund | Annual Report 2022	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Alibaba is a high-quality company that remains well positioned to benefit from secular growth in China e-commerce and trades at a discount to intrinsic value. However, given our most recent analysis, we trimmed the position during the period.
○	Meta Platforms operates online social networking platforms that allow people to connect, share, and interact with friends and communities. With 3.6 billion monthly users and over 200 million businesses worldwide using its family of apps – Facebook, Messenger, WhatsApp and Instagram - the scale and reach of Meta’s network is unrivaled. Meta reported financial results that were strong and above consensus expectations during the first half of the year. However, shares declined substantially following the company’s most-recent financial report in early February 2022. Growth was strong and above expectations for revenue and free cash flow and user engagement metrics remained high, but operating expenses were greater than expectations. The company also issued guidance for the first quarter of 2022 that was well below expectations, which it attributed to headwinds arising from recent privacy restrictions by Apple, the continuing impact of macro weakness such as supply chain disruptions on advertising spending, and the company’s transition to a new product format – short-term video – where monetization is currently lower. As a function of its competitive advantages, we believe the company remains well positioned relative to its peers, and there are no changes to our assessment of Meta’s quality or secular growth opportunities. We took advantage of near-term price weakness to add to our position during the period.
○	Boeing is a global leader in the commercial and defense aerospace industries, manufacturing commercial aircraft for passenger and cargo traffic as well as manned and unmanned military aircraft, missile and defense systems, satellites and launch systems, and other space and security systems. Boeing’s financial results during the period were mixed and largely below expectations, but the company posted positive quarterly earnings for the first time since 2019 and was free cash flow positive during the most-recent quarter for the first time in almost three years. We believe the current market price embeds expectations for aircraft deliveries and corporate margins that are overly pessimistic versus our long-term assumptions. As a result, we believe the company is selling at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.
Notable contributors within our portion of the Fund during the period
•	Stock selection in the health care sector, as well as our allocations to the energy and consumer discretionary sectors, contributed positively to relative performance during the period.
•	NVIDIA Corp., Alphabet, Inc. and Microsoft Corp. were among the largest contributors to performance in our portion of the Fund during the period.
○	NVIDIA is the world leader in graphic processing units (GPUs), which enable computers to produce and utilize highly realistic 3D graphic imagery and models. NVIDIA reported financial results during the period that were better than consensus expectations, driven by broad-based strength that included multiple quarterly revenue records in the company’s gaming, data center, and professional visualization segments.
○	Alphabet is a holding company that owns a collection of businesses — the largest and most important of which by far is Google. Google is the global leader in online search and advertising, and also offers online cloud solutions to businesses and consumers globally. Alphabet reported financial results during the period that reflected a strong recovery in advertising spending, which had been depressed due to COVID-19, while revenue growth accelerated and adjusted operating margins expanded.
○	Microsoft is the world’s largest software company, offering productivity and collaboration tools, cloud services, and personal computing products to businesses and consumers. Microsoft reported financial results during the period that were strong and above management and consensus expectations on all key metrics, including revenue growth of approximately 20%, expanding operating margins, and strong double-digit growth in both operating income and free cash flow. Importantly, the company continued to show strong commercial cloud growth, with revenue rising approximately 30% year-over-year to an $88 billion annual run rate, up from a $14 billion run rate five years ago.
•	We believe the shares of all three contributors continue to trade at a discount to our estimates of intrinsic value and represent attractive reward-to-risk opportunities.
8	Multi-Manager Growth Strategies Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of convertible securities held by the Fund. Falling rates may result in the Fund investing in lower yielding securities, lowering the Fund’s income and yield. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Growth Strategies Fund | Annual Report 2022	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2021 — March 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	962.70	1,021.24	3.62	3.73	0.74
Institutional 3 Class	1,000.00	1,000.00	963.60	1,021.69	3.18	3.28	0.65
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
10	Multi-Manager Growth Strategies Fund | Annual Report 2022

Portfolio of Investments
March 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Communication Services 10.5%
Entertainment 1.9%
Netflix, Inc.(a)	87,230	32,675,485
Walt Disney Co. (The)(a)	331,093	45,412,716
Total		78,088,201
Interactive Media & Services 8.4%
Alphabet, Inc., Class A(a)	39,571	110,060,801
Alphabet, Inc., Class C(a)	35,185	98,271,353
Match Group, Inc.(a)	402,174	43,732,401
Meta Platforms, Inc., Class A(a)	402,120	89,415,403
Total		341,479,958
Media 0.2%
Nexstar Media Group, Inc., Class A	37,179	7,007,498
Total Communication Services		426,575,657
Consumer Discretionary 15.3%
Automobiles 2.3%
Tesla Motors, Inc.(a)	86,893	93,635,897
Distributors 0.0%
Pool Corp.	4,191	1,772,164
Hotels, Restaurants & Leisure 3.1%
Booking Holdings, Inc.(a)	21,400	50,256,830
Domino’s Pizza, Inc.	4,523	1,840,906
McDonald’s Corp.	43,831	10,838,530
Six Flags Entertainment Corp.(a)	29,989	1,304,521
Starbucks Corp.	308,226	28,039,319
Wendy’s Co. (The)	187,445	4,118,167
Yum China Holdings, Inc.	203,107	8,437,065
Yum! Brands, Inc.	164,102	19,451,010
Total		124,286,348
Household Durables 0.5%
PulteGroup, Inc.	21,311	892,931
Toll Brothers, Inc.	434,071	20,410,018
Total		21,302,949
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet & Direct Marketing Retail 6.3%
Alibaba Group Holding Ltd., ADR(a)	177,402	19,301,338
Amazon.com, Inc.(a)	64,307	209,637,605
Chewy, Inc., Class A(a)	370,476	15,108,011
DoorDash, Inc., Class A(a)	10,527	1,233,659
eBay, Inc.	159,173	9,114,246
Total		254,394,859
Leisure Products 0.1%
Mattel, Inc.(a)	256,326	5,693,000
Multiline Retail 0.5%
Target Corp.	97,503	20,692,087
Specialty Retail 1.1%
AutoZone, Inc.(a)	2,001	4,091,205
Home Depot, Inc. (The)	36,831	11,024,623
Lowe’s Companies, Inc.	74,700	15,103,593
O’Reilly Automotive, Inc.(a)	1,986	1,360,331
Restoration Hardware Holdings, Inc.(a)	7,339	2,393,175
Ross Stores, Inc.	34,616	3,131,363
TJX Companies, Inc. (The)	77,675	4,705,551
Williams-Sonoma, Inc.	4,491	651,195
Total		42,461,036
Textiles, Apparel & Luxury Goods 1.4%
Columbia Sportswear Co.	81,700	7,396,301
lululemon athletica, Inc.(a)	10,046	3,669,101
NIKE, Inc., Class B	334,572	45,020,008
Total		56,085,410
Total Consumer Discretionary		620,323,750
Consumer Staples 4.0%
Beverages 1.7%
Coca-Cola Co. (The)	222,305	13,782,910
Monster Beverage Corp.(a)	560,234	44,762,697
PepsiCo, Inc.	68,871	11,527,628
Total		70,073,235
Food & Staples Retailing 1.4%
Costco Wholesale Corp.	98,804	56,896,283
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Growth Strategies Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
March 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 0.0%
Kellogg Co.	11,538	744,086
Personal Products 0.7%
Estee Lauder Companies, Inc. (The), Class A	106,264	28,937,812
Tobacco 0.2%
Altria Group, Inc.	106,853	5,583,069
Total Consumer Staples		162,234,485
Energy 0.3%
Oil, Gas & Consumable Fuels 0.3%
Coterra Energy, Inc.	129,555	3,494,098
Diamondback Energy, Inc.	20,397	2,796,021
EOG Resources, Inc.	9,048	1,078,793
Hess Corp.	56,586	6,056,965
Total		13,425,877
Total Energy		13,425,877
Financials 3.9%
Banks 0.0%
Synovus Financial Corp.	19,559	958,391
Capital Markets 2.5%
Cboe Global Markets, Inc.	61,334	7,017,836
Factset Research Systems, Inc.	57,522	24,973,176
Moody’s Corp.	2,886	973,765
MSCI, Inc.	87,572	44,038,208
S&P Global, Inc.	10,293	4,221,983
SEI Investments Co.	327,596	19,724,555
T. Rowe Price Group, Inc.	9,077	1,372,352
Total		102,321,875
Consumer Finance 0.5%
American Express Co.	44,091	8,245,017
Discover Financial Services	10,173	1,120,963
SLM Corp.	182,244	3,346,000
Synchrony Financial	136,399	4,748,049
Total		17,460,029
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 0.9%
Alleghany Corp.(a)	5,457	4,622,079
Arch Capital Group Ltd.(a)	259,026	12,542,039
Everest Re Group Ltd.	44,041	13,273,076
Marsh & McLennan Companies, Inc.	14,361	2,447,402
RenaissanceRe Holdings Ltd.	13,261	2,102,001
Total		34,986,597
Thrifts & Mortgage Finance 0.0%
Rocket Companies, Inc.	106,699	1,186,493
Total Financials		156,913,385
Health Care 14.2%
Biotechnology 5.5%
AbbVie, Inc.	177,658	28,800,138
Amgen, Inc.	64,958	15,708,144
BioMarin Pharmaceutical, Inc.(a)	400,464	30,875,774
Exact Sciences Corp.(a)	355,769	24,875,368
Incyte Corp.(a)	29,999	2,382,521
Moderna, Inc.(a)	34,762	5,988,102
Regeneron Pharmaceuticals, Inc.(a)	69,057	48,230,790
Sarepta Therapeutics, Inc.(a)	199,564	15,589,940
Vertex Pharmaceuticals, Inc.(a)	191,873	50,073,097
Total		222,523,874
Health Care Equipment & Supplies 2.8%
Align Technology, Inc.(a)	73,530	32,059,080
Edwards Lifesciences Corp.(a)	309,307	36,411,620
Insulet Corp.(a)	107,932	28,752,005
Intuitive Surgical, Inc.(a)	60,685	18,307,451
Total		115,530,156
Health Care Providers & Services 0.2%
HCA Healthcare, Inc.	26,829	6,723,884
Health Care Technology 0.1%
Veeva Systems Inc., Class A(a)	20,688	4,395,373
Life Sciences Tools & Services 2.4%
Agilent Technologies, Inc.	73,464	9,721,491
Illumina, Inc.(a)	170,062	59,419,663
IQVIA Holdings, Inc.(a)	12,427	2,873,247
Maravai LifeSciences Holdings, Inc., Class A(a)	72,514	2,557,569
Mettler-Toledo International, Inc.(a)	1,511	2,074,890

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Growth Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
March 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Repligen Corp.(a)	10,307	1,938,643
Thermo Fisher Scientific, Inc.	10,851	6,409,143
Waters Corp.(a)	37,033	11,494,673
Total		96,489,319
Pharmaceuticals 3.2%
Eli Lilly & Co.	95,033	27,214,600
Johnson & Johnson	12,795	2,267,658
Novartis AG, ADR	449,598	39,452,225
Novo Nordisk A/S, ADR	164,117	18,225,193
Roche Holding AG, ADR	738,555	36,510,466
Royalty Pharma PLC, Class A	63,716	2,482,375
Zoetis, Inc.	24,957	4,706,641
Total		130,859,158
Total Health Care		576,521,764
Industrials 7.9%
Aerospace & Defense 1.5%
Boeing Co. (The)(a)	307,726	58,929,529
Lockheed Martin Corp.	4,224	1,864,474
Total		60,794,003
Air Freight & Logistics 1.5%
Expeditors International of Washington, Inc.	193,542	19,965,793
FedEx Corp.	35,470	8,207,403
United Parcel Service, Inc., Class B	145,557	31,216,154
Total		59,389,350
Building Products 0.8%
Trane Technologies PLC	217,729	33,247,218
Construction & Engineering 0.6%
Quanta Services, Inc.	176,537	23,234,035
Electrical Equipment 0.4%
Bloom Energy Corp., Class A(a)	618,645	14,940,277
Industrial Conglomerates 0.0%
3M Co.	16,847	2,508,181
Machinery 1.0%
Allison Transmission Holdings, Inc.	47,416	1,861,552
Deere & Co.	90,967	37,793,150
Illinois Tool Works, Inc.	6,929	1,450,933
Total		41,105,635
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 0.8%
CoStar Group, Inc.(a)	417,209	27,790,291
Robert Half International, Inc.	34,644	3,955,652
Total		31,745,943
Road & Rail 1.3%
Landstar System, Inc.	18,534	2,795,483
Old Dominion Freight Line, Inc.	35,656	10,649,734
Uber Technologies, Inc.(a)	850,003	30,328,107
Union Pacific Corp.	41,160	11,245,324
Total		55,018,648
Total Industrials		321,983,290
Information Technology 41.0%
Communications Equipment 0.0%
Motorola Solutions, Inc.	1,423	344,651
Electronic Equipment, Instruments & Components 0.7%
Jabil, Inc.	420,634	25,965,737
Vontier Corp.	55,740	1,415,238
Total		27,380,975
IT Services 8.0%
Accenture PLC, Class A	71,120	23,983,798
Automatic Data Processing, Inc.	3,859	878,077
Block, Inc., Class A(a)	335,394	45,479,426
Cognizant Technology Solutions Corp., Class A	74,487	6,679,249
EPAM Systems, Inc.(a)	8,144	2,415,592
FleetCor Technologies, Inc.(a)	4,832	1,203,458
Gartner, Inc.(a)	12,915	3,841,696
MasterCard, Inc., Class A	67,641	24,173,540
MongoDB, Inc.(a)	1,913	848,588
Paychex, Inc.	46,018	6,280,076
PayPal Holdings, Inc.(a)	447,245	51,723,884
Shopify, Inc., Class A(a)	30,308	20,486,996
Snowflake, Inc., Class A(a)	27,485	6,297,638
Stone Co., Ltd., Class A(a)	135,418	1,584,391
Visa, Inc., Class A	582,327	129,142,659
Total		325,019,068

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Growth Strategies Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
March 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 10.0%
Advanced Micro Devices, Inc.(a)	125,061	13,674,170
Allegro MicroSystems, Inc.(a)	42,048	1,194,163
Analog Devices, Inc.	53,270	8,799,139
Applied Materials, Inc.	35,734	4,709,741
Broadcom, Inc.	56,615	35,649,333
Enphase Energy, Inc.(a)	208,712	42,113,907
KLA Corp.	26,733	9,785,882
Micron Technology, Inc.	80,794	6,293,045
Monolithic Power Systems, Inc.	5,001	2,428,886
NVIDIA Corp.	653,382	178,281,813
NXP Semiconductors NV	33,240	6,152,059
QUALCOMM, Inc.	432,427	66,083,494
Skyworks Solutions, Inc.	64,482	8,594,161
Texas Instruments, Inc.	93,244	17,108,409
Universal Display Corp.	29,876	4,987,798
Total		405,856,000
Software 18.1%
Adobe, Inc.(a)	122,716	55,911,864
Atlassian Corp. PLC, Class A(a)	17,252	5,069,155
Autodesk, Inc.(a)	220,190	47,197,726
Bill.com Holdings, Inc.(a)	24,922	5,652,060
Cadence Design Systems, Inc.(a)	18,472	3,037,905
Crowdstrike Holdings, Inc., Class A(a)	177,719	40,356,430
Datadog, Inc., Class A(a)	34,053	5,158,008
DocuSign, Inc.(a)	55,652	5,961,442
Dynatrace, Inc.(a)	125,810	5,925,651
HubSpot, Inc.(a)	7,841	3,724,005
Intuit, Inc.	89,583	43,075,090
Manhattan Associates, Inc.(a)	46,293	6,421,302
Microsoft Corp.	742,086	228,792,535
NortonLifeLock, Inc.	36,934	979,490
Oracle Corp.	760,277	62,897,716
Palo Alto Networks, Inc.(a)	29,268	18,219,623
RingCentral, Inc., Class A(a)	201,100	23,570,931
Salesforce.com, Inc.(a)	373,941	79,395,153
ServiceNow, Inc.(a)	121,741	67,796,345
Smartsheet, Inc., Class A(a)	15,536	851,062
Trade Desk, Inc. (The), Class A(a)	11,068	766,459
Common Stocks (continued)
Issuer	Shares	Value ($)
VMware, Inc., Class A	26,886	3,061,509
Workday, Inc., Class A(a)	88,632	21,223,819
Zoom Video Communications, Inc., Class A(a)	11,856	1,389,879
Total		736,435,159
Technology Hardware, Storage & Peripherals 4.2%
Apple, Inc.	935,066	163,271,874
HP, Inc.	163,495	5,934,869
Total		169,206,743
Total Information Technology		1,664,242,596
Materials 0.6%
Chemicals 0.3%
Chemours Co. LLC (The)	95,729	3,013,549
Olin Corp.	172,236	9,004,498
Total		12,018,047
Containers & Packaging 0.3%
Graphic Packaging Holding Co.	270,617	5,423,165
Sealed Air Corp.	93,320	6,248,707
Total		11,671,872
Total Materials		23,689,919
Real Estate 1.0%
Equity Real Estate Investment Trusts (REITS) 1.0%
American Tower Corp.	17,654	4,435,038
Crown Castle International Corp.	62,671	11,569,067
Extra Space Storage, Inc.	33,760	6,941,056
Lamar Advertising Co., Class A	22,134	2,571,528
Public Storage	30,797	12,019,453
Simon Property Group, Inc.	31,547	4,150,323
Total		41,686,465
Total Real Estate		41,686,465
Utilities 0.0%
Electric Utilities 0.0%
NRG Energy, Inc.	7,683	294,720
Total Utilities		294,720
Total Common Stocks (Cost $3,072,190,093)		4,007,891,908

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Growth Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
March 31, 2022
Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(b),(c)	49,955,431	49,935,449
Total Money Market Funds (Cost $49,935,672)		49,935,449
Total Investments in Securities (Cost: $3,122,125,765)		4,057,827,357
Other Assets & Liabilities, Net		1,970,694
Net Assets		4,059,798,051
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at March 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.308%
	59,449,563	1,068,617,738	(1,078,131,629)	(223)	49,935,449	1,719	63,054	49,955,431
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Growth Strategies Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
March 31, 2022
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	426,575,657	—	—	426,575,657
Consumer Discretionary	620,323,750	—	—	620,323,750
Consumer Staples	162,234,485	—	—	162,234,485
Energy	13,425,877	—	—	13,425,877
Financials	156,913,385	—	—	156,913,385
Health Care	540,011,298	36,510,466	—	576,521,764
Industrials	321,983,290	—	—	321,983,290
Information Technology	1,664,242,596	—	—	1,664,242,596
Materials	23,689,919	—	—	23,689,919
Real Estate	41,686,465	—	—	41,686,465
Utilities	294,720	—	—	294,720
Total Common Stocks	3,971,381,442	36,510,466	—	4,007,891,908
Money Market Funds	49,935,449	—	—	49,935,449
Total Investments in Securities	4,021,316,891	36,510,466	—	4,057,827,357
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Growth Strategies Fund | Annual Report 2022

Statement of Assets and Liabilities
March 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,072,190,093)	$4,007,891,908
Affiliated issuers (cost $49,935,672)	49,935,449
Receivable for:
Capital shares sold	4,451,281
Dividends	772,746
Foreign tax reclaims	547,148
Expense reimbursement due from Investment Manager	3,444
Prepaid expenses	32,079
Trustees’ deferred compensation plan	193,613
Total assets	4,063,827,668
Liabilities
Due to custodian	35,199
Payable for:
Capital shares purchased	3,189,229
Management services fees	73,444
Transfer agent fees	308,295
Compensation of board members	32,085
Other expenses	197,752
Trustees’ deferred compensation plan	193,613
Total liabilities	4,029,617
Net assets applicable to outstanding capital stock	$4,059,798,051
Represented by
Paid in capital	2,840,690,642
Total distributable earnings (loss)	1,219,107,409
Total - representing net assets applicable to outstanding capital stock	$4,059,798,051
Institutional Class
Net assets	$4,059,795,074
Shares outstanding	227,893,018
Net asset value per share	$17.81
Institutional 3 Class
Net assets	$2,977
Shares outstanding	167
Net asset value per share(a)	$17.79

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Growth Strategies Fund | Annual Report 2022	17

Statement of Operations
Year Ended March 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$23,111,144
Dividends — affiliated issuers	63,054
Interfund lending	12
Foreign taxes withheld	(439,729)
Total income	22,734,481
Expenses:
Management services fees	27,059,592
Transfer agent fees
Institutional Class	3,666,691
Institutional 3 Class	1
Compensation of board members	63,547
Custodian fees	30,980
Printing and postage fees	257,479
Registration fees	135,932
Audit fees	32,250
Legal fees	54,640
Interest on interfund lending	84
Compensation of chief compliance officer	1,419
Other	88,779
Total expenses	31,391,394
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(759,933)
Fees waived by transfer agent
Institutional 3 Class	(1)
Total net expenses	30,631,460
Net investment loss	(7,896,979)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	714,282,417
Investments — affiliated issuers	1,719
Net realized gain	714,284,136
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(355,864,417)
Investments — affiliated issuers	(223)
Net change in unrealized appreciation (depreciation)	(355,864,640)
Net realized and unrealized gain	358,419,496
Net increase in net assets resulting from operations	$350,522,517
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Growth Strategies Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations
Net investment loss	$(7,896,979)	$(808,641)
Net realized gain	714,284,136	474,589,672
Net change in unrealized appreciation (depreciation)	(355,864,640)	987,522,408
Net increase in net assets resulting from operations	350,522,517	1,461,303,439
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(584,937,031)	(283,001,208)
Institutional 3 Class	(509)	(250)
Total distributions to shareholders	(584,937,540)	(283,001,458)
Increase in net assets from capital stock activity	429,863,077	521,193,329
Total increase in net assets	195,448,054	1,699,495,310
Net assets at beginning of year	3,864,349,997	2,164,854,687
Net assets at end of year	$4,059,798,051	$3,864,349,997

	Year Ended		Year Ended
	March 31, 2022		March 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	67,391,020	1,289,814,755	71,543,102	1,204,489,488
Distributions reinvested	29,487,010	584,937,031	16,242,547	283,001,208
Redemptions	(68,815,072)	(1,444,888,709)	(53,897,523)	(966,297,367)
Net increase	28,062,958	429,863,077	33,888,126	521,193,329
Total net increase	28,062,958	429,863,077	33,888,126	521,193,329
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Growth Strategies Fund | Annual Report 2022	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Year Ended 3/31/2022	$19.34	(0.04)	1.52	1.48	—	(3.01)	(3.01)
Year Ended 3/31/2021	$13.05	(0.00)(d)	7.78	7.78	(0.00)(d)	(1.49)	(1.49)
Year Ended 3/31/2020	$14.09	0.03	(0.23)	(0.20)	(0.02)	(0.82)	(0.84)
Year Ended 3/31/2019	$14.86	0.00(d)	1.50	1.50	—	(2.27)	(2.27)
Year Ended 3/31/2018	$12.89	0.01	2.64	2.65	(0.02)	(0.66)	(0.68)
Institutional 3 Class
Year Ended 3/31/2022	$19.32	(0.02)	1.54	1.52	—	(3.05)	(3.05)
Year Ended 3/31/2021	$13.03	0.01	7.77	7.78	(0.00)(d)	(1.49)	(1.49)
Year Ended 3/31/2020(e)	$14.94	0.02	(1.92)	(1.90)	(0.01)	—	(0.01)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Growth Strategies Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Year Ended 3/31/2022	$17.81	6.57%	0.75%(c)	0.74%(c)	(0.19%)	53%	$4,059,795
Year Ended 3/31/2021	$19.34	61.13%	0.78%	0.69%	(0.02%)	45%	$3,864,347
Year Ended 3/31/2020	$13.05	(1.88%)	0.86%(c)	0.76%(c)	0.19%	42%	$2,164,853
Year Ended 3/31/2019	$14.09	11.09%	0.88%(c)	0.88%(c)	0.02%	41%	$1,957,462
Year Ended 3/31/2018	$14.86	21.09%	0.85%	0.85%	0.09%	50%	$2,155,633
Institutional 3 Class
Year Ended 3/31/2022	$17.79	6.76%	0.66%(c)	0.63%(c)	(0.09%)	53%	$3
Year Ended 3/31/2021	$19.32	61.23%	0.69%	0.60%	0.07%	45%	$3
Year Ended 3/31/2020(e)	$13.03	(12.69%)	0.74%(c),(f)	0.60%(c),(f)	0.44%(f)	42%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Growth Strategies Fund | Annual Report 2022	21

Notes to Financial Statements
March 31, 2022
Note 1. Organization
Multi-Manager Growth Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
22	Multi-Manager Growth Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Multi-Manager Growth Strategies Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
March 31, 2022
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended March 31, 2022 was 0.65% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Loomis, Sayles & Company, L.P. and Los Angeles Capital Management LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
24	Multi-Manager Growth Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class. In addition, effective August 1, 2021 through July 31, 2022, Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to that share class. Prior to August 1, 2021, Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.01% of the average daily net assets attributable to that share class.
For the year ended March 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.09
Institutional 3 Class	0.00
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	August 1, 2021 through July 31, 2022	Prior to August 1, 2021
Institutional Class	0.74%	0.74%
Institutional 3 Class	0.65	0.60
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
Multi-Manager Growth Strategies Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
March 31, 2022
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective August 1, 2021 through July 31, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.00% for Institutional 3 Class of the average daily net assets attributable to that share class, unless sooner terminated at the sole discretion of the Board of Trustees. Reflected in the contractual cap commitment, prior to August 1, 2021, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.01% for Institutional 3 Class of the average daily net assets attributable to that share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At March 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, non-deductible expenses, re-characterization of distributions for investments, net operating loss reclassification, earnings and profits distributed to shareholders on the redemption of shares and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
7,895,903	(81,276,819)	73,380,916
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended March 31, 2022			Year Ended March 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
103,122,560	481,814,980	584,937,540	9,007,860	273,993,598	283,001,458
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	296,826,668	—	922,532,106
At March 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,135,295,251	1,059,508,121	(136,976,015)	922,532,106
26	Multi-Manager Growth Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,153,728,921 and $2,312,764,875, respectively, for the year ended March 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended March 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	5,000,000	0.61	1
Lender	700,000	0.61	1
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at March 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing
Multi-Manager Growth Strategies Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
March 31, 2022
under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended March 31, 2022.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
28	Multi-Manager Growth Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At March 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Multi-Manager Growth Strategies Fund | Annual Report 2022	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Growth Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Growth Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 23, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Multi-Manager Growth Strategies Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
39.72%	33.92%	0.15%	$707,123,000
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Multi-Manager Growth Strategies Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
32	Multi-Manager Growth Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Multi-Manager Growth Strategies Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
34	Multi-Manager Growth Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Multi-Manager Growth Strategies Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
36	Multi-Manager Growth Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Multi-Manager Growth Strategies Fund | Annual Report 2022	37

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Multi-Manager Growth Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN117_03_M01_(05/22)

Annual Report
March 31, 2022
Columbia Select Large Cap Growth Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Large Cap Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Large Cap Growth Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Thomas Galvin, CFA
Lead Portfolio Manager
Managed Fund since 2003
Richard Carter
Portfolio Manager
Managed Fund since 2009
Todd Herget
Portfolio Manager
Managed Fund since 2009
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended March 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/28/07	-3.91	16.01	13.53
	Including sales charges		-9.45	14.64	12.86
Advisor Class*		11/08/12	-3.73	16.30	13.81
Class C	Excluding sales charges	09/28/07	-4.66	15.15	12.69
	Including sales charges		-5.25	15.15	12.69
Institutional Class		10/01/97	-3.77	16.28	13.80
Institutional 2 Class*		11/08/12	-3.65	16.42	13.94
Institutional 3 Class*		11/08/12	-3.63	16.45	13.98
Class R		12/31/04	-4.20	15.72	13.25
Russell 1000 Growth Index			14.98	20.88	17.04
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Large Cap Growth Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (March 31, 2012 — March 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2022)
Common Stocks	99.6
Money Market Funds	0.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at March 31, 2022)
Communication Services	4.2
Consumer Discretionary	14.1
Consumer Staples	7.0
Financials	3.3
Health Care	18.9
Industrials	13.6
Information Technology	38.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Large Cap Growth Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended March 31, 2022, Class A shares of Columbia Select Large Cap Growth Fund returned -3.91% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 14.98% for the same time period.
Market overview
U.S. equities posted gains for the 12-month period that ended March 31, 2022. As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low. The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. High-growth companies came under intense selling pressure and many investors crowded back to more defensive and established growth stocks, rotating away from longer duration growth stocks. This shift was most evident in the information technology sector, as many high-growth software and payment platforms — many of which were very strong performers in 2020 — sold off meaningfully. This trend was also apparent in many consumer and health care industries.
The first three months of 2022 brought a rocky start, with most major indices returning in negative territory as markets grappled with individual stock volatility, the number and timing of interest rate hikes by the Fed, inflation and geopolitical tensions. Of most significance, the invasion of Ukraine by Russia on February 24, 2022 roiled global markets and drove significant sell-offs. The conflict pressured the outlook for global growth and raised fresh concerns about supply chains, weighing heavily on investor sentiment. In addition, the resulting sanctions from the United States and other nations contributed to a spike in commodity prices by restricting the supply of oil and other raw materials. This development further weighed on the markets by fueling expectations that inflation, which was already accelerating, would rise to an even greater extent. As a result, investors began to factor in the possibility of very aggressive interest rate hikes by the Fed over the remainder of 2022.
The Fund’s notable detractors during the period
•	The Fund’s underperformance of its benchmark can be attributed primarily to stock selection, most notably within the information technology sector. Selections within the communication services, consumer discretionary, health care and industrials sectors also detracted from results relative to the benchmark.
•	Within information technology, the Fund’s position in RingCentral, Inc. came under pressure on valuation concerns as 2021 drew to a close, despite the firm reporting an impressive quarter with double-digit revenue growth, beating estimates and announcing a new strategic partnership with Mitel.
•	Also within information technology, software company DocuSign, Inc. was a notable detractor. Shares of DocuSign sold off sharply following the firm’s earnings report that missed billings expectations and signaled more normalized buying patterns following the pandemic. We sold the Fund’s shares in DocuSign before the close of the period.
•	Within the health care sector, biotech company Exact Sciences Corp., best known for its lead product Cologuard, pulled back as the COVID-19 Delta variant impacted the firm’s sales representatives’ access to doctors’ offices, which, in turn, limited new sales opportunities. COVID-19 continued to impact the amount of doctor office visits for routine care and physicals, but we believe these trends should prove to be transitory and a near-term headwind.
•	Within consumer discretionary, the Fund’s holding in high-growth, pet supply e-commerce leader Chewy, Inc. pulled back and detracted from relative returns, as e-commerce trends moderated off highs from 2020. Investors remained on the sideline as the firm met revenue estimates but continued to navigate supply-line challenges and higher costs.
•	Not owning ultra mega-cap names Apple and Microsoft proved to be a headwind during the period, as both companies have mass concentration in the Russell 1000 Growth Index and outperformed.
The Fund’s notable contributors during the period
•	The consumer staples sector was an area of contribution for the Fund during the period, as both the Fund’s stock selection and overweight allocation benefited the Fund.
Columbia Select Large Cap Growth Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	The Fund’s position in Costco Wholesale benefited results as the company reported better-than-expected same-store sales and acceleration of store growth. Costco continued to execute well and navigate supply chain challenges. The company continued to sign up new members and open new stores, which helped to offset some of the inflationary challenges such as freight costs.
•	Though the information technology sector was the largest area of detraction, several companies were among the Fund’s top contributors during the period, including NVIDIA Corp, Enphase Energy, Inc., Intuit, Inc. and CrowdStrike Holdings, Inc.
○	NVIDIA saw broad strength across all its semiconductor/software platforms and increased guidance during the period. The firm also announced a new data center CPU and continued progress on building software/services partnerships for its Drive Platform with a Mercedes deal.
○	Enphase Energy, a Fund position established early in the period, rallied materially. The firm navigated supply chain issues, beating revenue estimates with 97% year-over-year growth and increased guidance. Management noted high demand for the company’s solar microinverters and energy storage offerings, which we believe should continue to grow as society transitions away from fossil fuels.
○	The Fund’s holding in software company Intuit, Inc. contributed to the Fund as the market rotated to more defensive and established software names in the latter half of the period.
○	CrowdStrike Holdings, which provides cloud workload and endpoint security, threat intelligence, and cyberattack response services, benefited from a rising demand for cloud native security solutions. CrowdStrikes’s Falcon platform was the first multi-tenant, cloud native intelligent security solution for protecting workloads across on-premises, virtualized and cloud-based environments running on a variety of endpoints, which include desktops, laptops, mobile devices, servers, virtual machines, cloud workloads, cloud containers and Internet of Things devices.
•	Within the health care sector, cardiovascular device provider Edwards Lifesciences proved beneficial to the Fund, posting solid returns. The company beat earnings expectations and noted increased procedures during the summer of 2021, indicating what we believe to be a post-COVID-19 recovery for the company.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in a limited number of companies or sectors subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Large Cap Growth Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2021 — March 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	863.40	1,019.65	4.92	5.34	1.06
Advisor Class	1,000.00	1,000.00	864.50	1,020.89	3.77	4.08	0.81
Class C	1,000.00	1,000.00	860.30	1,015.91	8.39	9.10	1.81
Institutional Class	1,000.00	1,000.00	864.10	1,020.89	3.76	4.08	0.81
Institutional 2 Class	1,000.00	1,000.00	864.80	1,021.29	3.39	3.68	0.73
Institutional 3 Class	1,000.00	1,000.00	864.40	1,021.54	3.16	3.43	0.68
Class R	1,000.00	1,000.00	862.20	1,018.40	6.08	6.59	1.31
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Large Cap Growth Fund | Annual Report 2022	7

Portfolio of Investments
March 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.7%
Issuer	Shares	Value ($)
Communication Services 4.2%
Interactive Media & Services 4.2%
Match Group, Inc.(a)	642,934	69,912,643
Total Communication Services		69,912,643
Consumer Discretionary 14.0%
Hotels, Restaurants & Leisure 4.0%
Booking Holdings, Inc.(a)	29,043	68,206,034
Internet & Direct Marketing Retail 5.8%
Amazon.com, Inc.(a)	23,701	77,264,075
Chewy, Inc., Class A(a)	491,799	20,055,563
Total		97,319,638
Textiles, Apparel & Luxury Goods 4.2%
NIKE, Inc., Class B	525,777	70,748,553
Total Consumer Discretionary		236,274,225
Consumer Staples 6.9%
Food & Staples Retailing 4.2%
Costco Wholesale Corp.	123,191	70,939,537
Personal Products 2.7%
Estee Lauder Companies, Inc. (The), Class A	168,172	45,796,599
Total Consumer Staples		116,736,136
Financials 3.3%
Capital Markets 3.3%
MSCI, Inc.	111,744	56,193,823
Total Financials		56,193,823
Health Care 18.9%
Biotechnology 6.5%
BioMarin Pharmaceutical, Inc.(a)	660,628	50,934,419
Exact Sciences Corp.(a)	517,020	36,150,038
Sarepta Therapeutics, Inc.(a)	278,576	21,762,357
Total		108,846,814
Health Care Equipment & Supplies 7.5%
Align Technology, Inc.(a)	82,547	35,990,492
Edwards Lifesciences Corp.(a)	383,519	45,147,857
Insulet Corp.(a)	169,087	45,043,086
Total		126,181,435
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 2.8%
Illumina, Inc.(a)	134,216	46,895,071
Pharmaceuticals 2.1%
Eli Lilly & Co.	124,890	35,764,749
Total Health Care		317,688,069
Industrials 13.6%
Building Products 3.3%
Trane Technologies PLC	357,101	54,529,323
Construction & Engineering 2.6%
Quanta Services, Inc.	335,969	44,216,880
Electrical Equipment 1.5%
Bloom Energy Corp., Class A(a)	1,068,392	25,801,667
Professional Services 3.0%
CoStar Group, Inc.(a)	755,371	50,315,262
Road & Rail 3.2%
Uber Technologies, Inc.(a)	1,485,999	53,020,444
Total Industrials		227,883,576
Information Technology 38.8%
IT Services 9.2%
Block, Inc., Class A(a)	272,847	36,998,053
PayPal Holdings, Inc.(a)	363,789	42,072,198
Visa, Inc., Class A	339,810	75,359,664
Total		154,429,915
Semiconductors & Semiconductor Equipment 8.0%
Enphase Energy, Inc.(a)	267,777	54,032,043
NVIDIA Corp.	294,090	80,245,397
Total		134,277,440
Software 21.6%
Adobe, Inc.(a)	144,026	65,621,126
Crowdstrike Holdings, Inc., Class A(a)	185,635	42,153,996
Intuit, Inc.	143,226	68,868,790
Palo Alto Networks, Inc.(a)	42,301	26,332,795
RingCentral, Inc., Class A(a)	288,432	33,807,115
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
March 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Salesforce.com, Inc.(a)	246,927	52,427,541
ServiceNow, Inc.(a)	134,117	74,688,416
Total		363,899,779
Total Information Technology		652,607,134
Total Common Stocks (Cost $959,248,464)		1,677,295,606

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(b),(c)	6,978,220	6,975,429
Total Money Market Funds (Cost $6,975,423)		6,975,429
Total Investments in Securities (Cost: $966,223,887)		1,684,271,035
Other Assets & Liabilities, Net		(2,342,735)
Net Assets		1,681,928,300
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at March 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.308%
	4,885,819	555,251,748	(553,162,121)	(17)	6,975,429	(9,881)	18,293	6,978,220
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Growth Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
March 31, 2022
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	69,912,643	—	—	69,912,643
Consumer Discretionary	236,274,225	—	—	236,274,225
Consumer Staples	116,736,136	—	—	116,736,136
Financials	56,193,823	—	—	56,193,823
Health Care	317,688,069	—	—	317,688,069
Industrials	227,883,576	—	—	227,883,576
Information Technology	652,607,134	—	—	652,607,134
Total Common Stocks	1,677,295,606	—	—	1,677,295,606
Money Market Funds	6,975,429	—	—	6,975,429
Total Investments in Securities	1,684,271,035	—	—	1,684,271,035
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Growth Fund | Annual Report 2022

Statement of Assets and Liabilities
March 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $959,248,464)	$1,677,295,606
Affiliated issuers (cost $6,975,423)	6,975,429
Receivable for:
Capital shares sold	1,006,117
Dividends	162,228
Expense reimbursement due from Investment Manager	2,246
Prepaid expenses	19,436
Trustees’ deferred compensation plan	451,761
Total assets	1,685,912,823
Liabilities
Payable for:
Capital shares purchased	3,209,428
Management services fees	33,085
Distribution and/or service fees	2,472
Transfer agent fees	173,040
Compensation of board members	20,684
Other expenses	94,053
Trustees’ deferred compensation plan	451,761
Total liabilities	3,984,523
Net assets applicable to outstanding capital stock	$1,681,928,300
Represented by
Paid in capital	815,194,097
Total distributable earnings (loss)	866,734,203
Total - representing net assets applicable to outstanding capital stock	$1,681,928,300
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Growth Fund | Annual Report 2022	11

Statement of Assets and Liabilities  (continued)
March 31, 2022
Class A
Net assets	$199,666,875
Shares outstanding	21,342,686
Net asset value per share	$9.36
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.93
Advisor Class
Net assets	$17,145,286
Shares outstanding	1,524,469
Net asset value per share	$11.25
Class C
Net assets	$34,758,290
Shares outstanding	5,767,405
Net asset value per share	$6.03
Institutional Class
Net assets	$880,232,430
Shares outstanding	84,776,782
Net asset value per share	$10.38
Institutional 2 Class
Net assets	$198,407,091
Shares outstanding	17,302,497
Net asset value per share	$11.47
Institutional 3 Class
Net assets	$342,904,250
Shares outstanding	29,029,732
Net asset value per share	$11.81
Class R
Net assets	$8,814,078
Shares outstanding	1,183,607
Net asset value per share	$7.45
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Growth Fund | Annual Report 2022

Statement of Operations
Year Ended March 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$5,035,012
Dividends — affiliated issuers	18,293
Interfund lending	521
Total income	5,053,826
Expenses:
Management services fees	14,323,957
Distribution and/or service fees
Class A	622,181
Class C	503,278
Class R	57,618
Transfer agent fees
Class A	337,437
Advisor Class	25,773
Class C	68,250
Institutional Class	1,371,885
Institutional 2 Class	123,361
Institutional 3 Class	29,181
Class R	15,635
Compensation of board members	39,685
Custodian fees	11,625
Printing and postage fees	112,267
Registration fees	132,563
Audit fees	29,500
Legal fees	33,726
Compensation of chief compliance officer	712
Other	31,252
Total expenses	17,869,886
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(803,047)
Fees waived by transfer agent
Institutional 2 Class	(8,014)
Institutional 3 Class	(18,219)
Expense reduction	(340)
Total net expenses	17,040,266
Net investment loss	(11,986,440)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	391,709,656
Investments — affiliated issuers	(9,881)
Net realized gain	391,699,775
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(406,069,292)
Investments — affiliated issuers	(17)
Net change in unrealized appreciation (depreciation)	(406,069,309)
Net realized and unrealized loss	(14,369,534)
Net decrease in net assets resulting from operations	$(26,355,974)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Growth Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations
Net investment loss	$(11,986,440)	$(8,302,316)
Net realized gain	391,699,775	714,616,679
Net change in unrealized appreciation (depreciation)	(406,069,309)	360,468,216
Net increase (decrease) in net assets resulting from operations	(26,355,974)	1,066,782,579
Distributions to shareholders
Net investment income and net realized gains
Class A	(78,918,906)	(55,363,562)
Advisor Class	(5,028,694)	(4,798,376)
Class C	(22,203,505)	(21,053,643)
Institutional Class	(296,318,314)	(231,275,173)
Institutional 2 Class	(60,103,958)	(44,297,033)
Institutional 3 Class	(142,927,250)	(145,097,641)
Class R	(4,419,902)	(3,461,236)
Total distributions to shareholders	(609,920,529)	(505,346,664)
Increase (decrease) in net assets from capital stock activity	196,206,640	(114,465,587)
Total increase (decrease) in net assets	(440,069,863)	446,970,328
Net assets at beginning of year	2,121,998,163	1,675,027,835
Net assets at end of year	$1,681,928,300	$2,121,998,163
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Growth Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	March 31, 2022		March 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,408,568	53,070,071	4,900,858	66,188,723
Distributions reinvested	5,903,906	68,734,746	3,769,664	48,832,570
Redemptions	(6,974,948)	(81,960,563)	(5,308,840)	(71,451,224)
Net increase	3,337,526	39,844,254	3,361,682	43,570,069
Advisor Class
Subscriptions	810,379	10,528,998	328,343	5,065,008
Distributions reinvested	332,848	4,605,905	310,933	4,521,251
Redemptions	(819,183)	(11,819,817)	(1,152,771)	(17,338,611)
Net increase (decrease)	324,044	3,315,086	(513,495)	(7,752,352)
Class C
Subscriptions	631,043	5,136,991	904,999	9,301,079
Distributions reinvested	2,772,252	21,681,443	1,954,419	19,260,663
Redemptions	(3,566,921)	(29,913,884)	(3,568,977)	(37,262,530)
Net decrease	(163,626)	(3,095,450)	(709,559)	(8,700,788)
Institutional Class
Subscriptions	19,023,932	235,113,589	17,836,556	257,693,251
Distributions reinvested	20,576,626	263,755,395	14,665,372	203,130,348
Redemptions	(23,407,683)	(306,619,566)	(31,730,575)	(458,180,419)
Net increase	16,192,875	192,249,418	771,353	2,643,180
Institutional 2 Class
Subscriptions	2,997,315	39,457,069	1,339,904	19,950,998
Distributions reinvested	4,271,244	60,086,113	2,973,505	44,283,981
Redemptions	(3,273,010)	(46,922,281)	(3,449,661)	(52,234,910)
Net increase	3,995,549	52,620,901	863,748	12,000,069
Institutional 3 Class
Subscriptions	2,758,862	39,965,558	4,034,870	61,638,206
Distributions reinvested	1,870,089	27,028,771	2,302,927	34,802,296
Redemptions	(11,226,988)	(157,002,278)	(17,229,074)	(253,390,355)
Net decrease	(6,598,037)	(90,007,949)	(10,891,277)	(156,949,853)
Class R
Subscriptions	113,760	1,059,632	146,584	1,742,235
Distributions reinvested	467,350	4,419,902	309,945	3,461,236
Redemptions	(443,850)	(4,199,154)	(375,416)	(4,479,383)
Net increase	137,260	1,280,380	81,113	724,088
Total net increase (decrease)	17,225,591	196,206,640	(7,036,435)	(114,465,587)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Growth Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 3/31/2022	$13.58	(0.10)	0.11(c)	0.01	(4.23)	(4.23)
Year Ended 3/31/2021	$10.37	(0.09)	6.94	6.85	(3.64)	(3.64)
Year Ended 3/31/2020	$15.01	(0.09)	(0.20)	(0.29)	(4.35)	(4.35)
Year Ended 3/31/2019	$16.93	(0.11)	1.34	1.23	(3.15)	(3.15)
Year Ended 3/31/2018	$15.36	(0.08)	3.45	3.37	(1.80)	(1.80)
Advisor Class
Year Ended 3/31/2022	$15.53	(0.08)	0.04(c)	(0.04)	(4.24)	(4.24)
Year Ended 3/31/2021	$11.50	(0.06)	7.76	7.70	(3.67)	(3.67)
Year Ended 3/31/2020	$16.16	(0.07)	(0.24)	(0.31)	(4.35)	(4.35)
Year Ended 3/31/2019	$17.96	(0.07)	1.43	1.36	(3.16)	(3.16)
Year Ended 3/31/2018	$16.18	(0.05)	3.66	3.61	(1.83)	(1.83)
Class C
Year Ended 3/31/2022	$10.15	(0.13)	0.21(c)	0.08	(4.20)	(4.20)
Year Ended 3/31/2021	$8.37	(0.15)	5.52	5.37	(3.59)	(3.59)
Year Ended 3/31/2020	$13.00	(0.16)	(0.12)	(0.28)	(4.35)	(4.35)
Year Ended 3/31/2019	$15.16	(0.20)	1.16	0.96	(3.12)	(3.12)
Year Ended 3/31/2018	$13.99	(0.18)	3.12	2.94	(1.77)	(1.77)
Institutional Class
Year Ended 3/31/2022	$14.63	(0.07)	0.06(c)	(0.01)	(4.24)	(4.24)
Year Ended 3/31/2021	$10.97	(0.06)	7.39	7.33	(3.67)	(3.67)
Year Ended 3/31/2020	$15.61	(0.06)	(0.23)	(0.29)	(4.35)	(4.35)
Year Ended 3/31/2019	$17.45	(0.07)	1.39	1.32	(3.16)	(3.16)
Year Ended 3/31/2018	$15.78	(0.03)	3.53	3.50	(1.83)	(1.83)
Institutional 2 Class
Year Ended 3/31/2022	$15.75	(0.07)	0.04(c)	(0.03)	(4.25)	(4.25)
Year Ended 3/31/2021	$11.62	(0.04)	7.85	7.81	(3.68)	(3.68)
Year Ended 3/31/2020	$16.27	(0.05)	(0.25)	(0.30)	(4.35)	(4.35)
Year Ended 3/31/2019	$18.05	(0.06)	1.45	1.39	(3.17)	(3.17)
Year Ended 3/31/2018	$16.25	(0.02)	3.66	3.64	(1.84)	(1.84)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 3/31/2022	$9.36	(3.91%)	1.10%	1.06%(d)	(0.82%)	32%	$199,667
Year Ended 3/31/2021	$13.58	70.22%	1.11%(e)	1.07%(d),(e)	(0.63%)	31%	$244,546
Year Ended 3/31/2020	$10.37	(4.31%)	1.12%(e)	1.12%(d),(e)	(0.71%)	22%	$151,807
Year Ended 3/31/2019	$15.01	8.79%	1.07%(e)	1.07%(d),(e)	(0.67%)	27%	$220,858
Year Ended 3/31/2018	$16.93	23.42%	1.08%(f)	1.08%(d),(f)	(0.50%)	44%	$409,344
Advisor Class
Year Ended 3/31/2022	$11.25	(3.73%)	0.85%	0.81%(d)	(0.56%)	32%	$17,145
Year Ended 3/31/2021	$15.53	70.74%	0.86%(e)	0.83%(d),(e)	(0.39%)	31%	$18,638
Year Ended 3/31/2020	$11.50	(4.10%)	0.87%(e)	0.87%(d),(e)	(0.46%)	22%	$19,707
Year Ended 3/31/2019	$16.16	9.04%	0.82%(e)	0.82%(d),(e)	(0.42%)	27%	$33,403
Year Ended 3/31/2018	$17.96	23.76%	0.83%(f)	0.83%(d),(f)	(0.29%)	44%	$61,176
Class C
Year Ended 3/31/2022	$6.03	(4.66%)	1.85%	1.81%(d)	(1.56%)	32%	$34,758
Year Ended 3/31/2021	$10.15	69.06%	1.86%(e)	1.83%(d),(e)	(1.39%)	31%	$60,193
Year Ended 3/31/2020	$8.37	(5.04%)	1.88%(e)	1.88%(d),(e)	(1.46%)	22%	$55,584
Year Ended 3/31/2019	$13.00	7.93%	1.83%(e)	1.83%(d),(e)	(1.42%)	27%	$90,268
Year Ended 3/31/2018	$15.16	22.55%	1.83%(f)	1.83%(d),(f)	(1.24%)	44%	$128,181
Institutional Class
Year Ended 3/31/2022	$10.38	(3.77%)	0.85%	0.81%(d)	(0.56%)	32%	$880,232
Year Ended 3/31/2021	$14.63	70.79%	0.86%(e)	0.83%(d),(e)	(0.39%)	31%	$1,003,322
Year Ended 3/31/2020	$10.97	(4.12%)	0.87%(e)	0.87%(d),(e)	(0.46%)	22%	$744,099
Year Ended 3/31/2019	$15.61	9.08%	0.83%(e)	0.83%(d),(e)	(0.42%)	27%	$1,311,174
Year Ended 3/31/2018	$17.45	23.66%	0.83%(f)	0.83%(d),(f)	(0.20%)	44%	$1,471,337
Institutional 2 Class
Year Ended 3/31/2022	$11.47	(3.65%)	0.77%	0.72%	(0.48%)	32%	$198,407
Year Ended 3/31/2021	$15.75	71.00%	0.77%(e)	0.73%(e)	(0.29%)	31%	$209,540
Year Ended 3/31/2020	$11.62	(4.00%)	0.77%(e)	0.75%(e)	(0.34%)	22%	$144,651
Year Ended 3/31/2019	$16.27	9.14%	0.73%(e)	0.72%(e)	(0.32%)	27%	$166,669
Year Ended 3/31/2018	$18.05	23.87%	0.73%(f)	0.72%(f)	(0.14%)	44%	$753,356
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Growth Fund | Annual Report 2022	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 3/31/2022	$16.10	(0.06)	0.02(c)	(0.04)	(4.25)	(4.25)
Year Ended 3/31/2021	$11.83	(0.04)	8.00	7.96	(3.69)	(3.69)
Year Ended 3/31/2020	$16.48	(0.04)	(0.26)	(0.30)	(4.35)	(4.35)
Year Ended 3/31/2019	$18.23	(0.05)	1.47	1.42	(3.17)	(3.17)
Year Ended 3/31/2018	$16.40	(0.03)	3.71	3.68	(1.85)	(1.85)
Class R
Year Ended 3/31/2022	$11.61	(0.11)	0.17(c)	0.06	(4.22)	(4.22)
Year Ended 3/31/2021	$9.21	(0.10)	6.12	6.02	(3.62)	(3.62)
Year Ended 3/31/2020	$13.83	(0.11)	(0.16)	(0.27)	(4.35)	(4.35)
Year Ended 3/31/2019	$15.87	(0.14)	1.24	1.10	(3.14)	(3.14)
Year Ended 3/31/2018	$14.51	(0.11)	3.24	3.13	(1.77)	(1.77)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Large Cap Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 3/31/2022	$11.81	(3.63%)	0.72%	0.67%	(0.43%)	32%	$342,904
Year Ended 3/31/2021	$16.10	70.96%	0.72%(e)	0.69%(e)	(0.24%)	31%	$573,613
Year Ended 3/31/2020	$11.83	(3.93%)	0.72%(e)	0.71%(e)	(0.30%)	22%	$550,287
Year Ended 3/31/2019	$16.48	9.24%	0.69%(e)	0.68%(e)	(0.27%)	27%	$835,068
Year Ended 3/31/2018	$18.23	23.86%	0.68%(f)	0.68%(f)	(0.20%)	44%	$1,239,700
Class R
Year Ended 3/31/2022	$7.45	(4.20%)	1.35%	1.31%(d)	(1.06%)	32%	$8,814
Year Ended 3/31/2021	$11.61	69.94%	1.36%(e)	1.32%(d),(e)	(0.88%)	31%	$12,146
Year Ended 3/31/2020	$9.21	(4.59%)	1.38%(e)	1.38%(d),(e)	(0.97%)	22%	$8,892
Year Ended 3/31/2019	$13.83	8.53%	1.33%(e)	1.33%(d),(e)	(0.92%)	27%	$9,830
Year Ended 3/31/2018	$15.87	23.09%	1.33%(f)	1.33%(d),(f)	(0.75%)	44%	$12,263
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Growth Fund | Annual Report 2022	19

Notes to Financial Statements
March 31, 2022
Note 1. Organization
Columbia Select Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Select Large Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Select Large Cap Growth Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
March 31, 2022
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended March 31, 2022 was 0.69% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
22	Columbia Select Large Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective August 1, 2021 through July 31, 2022, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended March 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $340.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended March 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	173,074
Class C	—	1.00(b)	3,710

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Select Large Cap Growth Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
March 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	August 1, 2021 through July 31, 2022	Prior to August 1, 2021
Class A	1.07%	1.10%
Advisor Class	0.82	0.85
Class C	1.82	1.85
Institutional Class	0.82	0.85
Institutional 2 Class	0.73	0.72
Institutional 3 Class	0.68	0.67
Class R	1.32	1.35
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective August 1, 2021 through July 31, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At March 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, late-year ordinary losses, and net operating loss. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
9,558,037	—	(9,558,037)
24	Columbia Select Large Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended March 31, 2022			Year Ended March 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
48,181,003	561,739,526	609,920,529	11,322,145	494,024,519	505,346,664
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	154,066,965	—	715,529,456
At March 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
968,741,579	748,324,540	(32,795,084)	715,529,456
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Late year ordinary losses ($)	Post-October capital losses ($)
2,344,181	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $649,449,847 and $1,069,543,590, respectively, for the year ended March 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Select Large Cap Growth Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
March 31, 2022
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended March 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,090,000	0.61	10
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at March 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended March 31, 2022.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other
26	Columbia Select Large Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
March 31, 2022
securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At March 31, 2022, two unaffiliated shareholders of record owned 31.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 27.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Select Large Cap Growth Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
March 31, 2022
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Select Large Cap Growth Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Select Large Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Large Cap Growth Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 23, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Large Cap Growth Fund | Annual Report 2022	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
15.66%	14.66%	$413,644,584
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
30	Columbia Select Large Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Select Large Cap Growth Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
32	Columbia Select Large Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Select Large Cap Growth Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Columbia Select Large Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Select Large Cap Growth Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
36	Columbia Select Large Cap Growth Fund | Annual Report 2022

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Columbia Select Large Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN215_03_M01_(05/22)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the thirteen series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2022 and March 31, 2021 are approximately as follows:

20222021

$237,000      $264,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2022 and March 31, 2021 are approximately as follows:

20222021

$4,000    $2,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended March 31, 2022 and March 31, 2021, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2022 and March 31, 2021 are approximately as follows:

20222021

$3,100    $1,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended March 31, 2022 and March 31, 2021, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2022 and March 31, 2021 are approximately as follows:

2022	2021
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2022 and March 31, 2021 are approximately as follows:

20222021

$520,000    $520,000

In fiscal years 2022 and 2021, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2022 and March 31, 2021 are approximately as follows:

20222021

$527,100      $523,800

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust I
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	May 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	May 23, 2022
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	May 23, 2022
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	May 23, 2022